UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5221

Seligman Portfolios, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Portfolios, Inc.
Annual Report December 31, 2004

Seligman Portfolios, Inc.

Dear Contract Owner:

We are pleased to present the enclosed report for Seligman Portfolios, Inc. for the year ended December 31, 2004. Investment results and portfolio information, as well as audited financial statements, are contained in the pages following this letter.

Thank you for your continued support of Seligman Portfolios, Inc. We look forward to serving your investment needs for many years to come.

Respectfully,

William C. Morris
Chairman
J. & W. Seligman & Co. Incorporated
February 14, 2005

Manager	Independent Registered Public Accounting Firm	General Counsel
J. & W. Seligman & Co.	Ernst & Young LLP	Sullivan & Cromwell LLP
Incorporated
100 Park Avenue
New York, New York 10017

General Distributor	Subadviser	Custodians
Seligman Advisors, Inc. 100 Park Avenue New York, New York 10017	(to Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, and Seligman International Growth Portfolio) Wellington Management Company, LLP 75 State Street Boston, MA 02109	JPMorgan Chase Bank State Street Bank and Trust Company

Quarterly Schedules of Investments
Complete schedules of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on Form N-Q is also made available on Seligman’s website at www.seligman.com.1

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC’s website at www.sec.gov. Individual contract owners may also contact participating insurance companies for more information.

____________
[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

This section of the Annual Report is intended to help you understand the performance of each Portfolio of Seligman Portfolios, Inc. (the “Fund”), and to provide a summary of their portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Returns for Class 1 and Class 2 shares are calculated without any sales charges. Performance data quoted are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies’ separate account or by any pension or retirement plan. If these additional charges were included, performance would have been lower. For certain Portfolios, J. & W. Seligman & Co. Incorporated (the “Manager”) voluntarily reimbursed expenses. Such reimbursement can be discontinued at any time at the Manager’s discretion. Absent such reimbursement, returns would have been lower.

The chart for each Portfolio compares a $10,000 hypothetical investment made in Class 1 shares, to $10,000 hypothetical investments made in the appropriate benchmark indices, for the 10-year or since-inception period through December 31, 2004. For those Portfolios that issued Class 2 shares, the performance of Class 2 shares, which commenced on a later date, is not shown in the charts, but is included in the tables of returns. The performance of Class 2 shares will differ from the performance shown for Class 1 shares, based on the differences in fees paid by each class. The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of taxes and sales charges, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or index. The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Global Growth Portfolio, Seligman Global Technology Portfolio, and Seligman International Growth Portfolio, and prior to January 1, 2003 with respect to investments of Seligman Global Smaller Companies Portfolio. For the periods following, until September 15, 2003, exclusively Seligman managed the assets of these Portfolios. Since September 15, 2003, Wellington Management Company, LLP has acted as subadviser to provide portfolio management services for Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, and Seligman International Growth Portfolio. See note 5 to the Financial Statements on pages 74 and 75 of this report for additional information.

Accompanying each chart is a discussion of the factors that affected the Portfolio during the past year.

__________
[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Capital Portfolio

For the year ended December 31, 2004, Class 1 shares of Seligman Capital Portfolio posted a total return of 8.60%. During the same time period, the Lipper Mid-Cap Funds Average returned 14.82%, the Lipper Mid-Cap Growth Funds Average returned 12.78%, and the Russell Midcap Growth Index returned 15.48%.

Returns for US equity markets were essentially flat for most of the year, with gains restrained by soaring energy prices, a close US presidential race, and concerns about rising interest rates. For most of the year, growth stocks sharply underperformed value stocks, particularly among larger companies. Technology stocks were further hampered in the third quarter by some disappointing earnings announcements delivered within the software industry. The fourth quarter, however, saw a strong and broad market rally, which was driven, we believe, by a sharp decline in oil prices at the end of October, and was given a further boost by a quick resolution to the presidential election in November. The year ended with strong gains for US stocks as a whole.

The Portfolio maintained heavy technology exposure during the year, and at year-end it represented the Portfolio’s largest sector weight. The Portfolio was about equally weighted in this sector with the Russell Midcap Growth Index (the “Russell Index”). While technology stocks did rally in the fourth quarter on upbeat earnings announcements and increased merger activity, it was the worst-performing sector within the Russell Index for the year. In addition, while the information technology stocks within the Portfolio delivered positive returns overall, they underperformed those of the Russell Index, placing a drag on the Portfolio’s relative returns.

The Portfolio emphasized health care stocks in 2004, overweighting the sector relative to the Russell Index and making health care the Portfolio’s second-largest sector weight. Health care stocks struggled for much of the year, but bounced back in the fourth quarter. The reelection of President Bush was likely a factor in this rebound, as many believed the President will provide a favorable legislative environment for these companies. For the year, these stocks were strong performers within the Russell Index, and the Portfolio’s holdings as a whole outperformed those within the Index.

During the year, we believed the economy would continue to strengthen and thus overweighted industrial stocks, which tend to benefit from increased economic activity. However, the industrial stocks within the Portfolio delivered relatively poor, albeit positive, returns. The Portfolio’s holdings in this group were split among business services companies, which have struggled in response to slow employment growth, and more traditional manufacturing companies, whose profits were likely restrained by higher energy prices. However, these companies have experienced generally strong growth and many have successfully increased prices to offset higher energy costs, allowing them to maintain profit growth.

During the course of the year, we moved the Portfolio to an underweighted position in consumer discretionary stocks. Over the past few years, consumer spending has remained strong as a result of tax cuts, tax rebates, low interest rates, and residential refinancing. We believed that the effects of these stimuli would wane, and that stock-price valuations for the group had risen to unsustainable levels. Consumer discretionary stocks within the Russell Index, however, delivered strong returns, and the Portfolio’s holdings within this area lagged those of the Index.

______________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Capital Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	2	$350,903	$404,720	2.7
Airlines	2	235,500	244,445	1.6
Biotechnology	11	1,084,759	1,208,823	7.9
Building Products	1	123,182	136,356	0.9
Chemicals	2	323,032	359,187	2.4
Commercial Services and Supplies	5	1,427,598	1,678,575	11.0
Communications Equipment	4	353,286	388,166	2.6
Computers and Peripherals	4	373,435	438,524	2.9
Construction and Engineering	2	272,829	304,884	2.0
Electrical Equipment	1	120,775	138,740	0.9
Electronic Equipment and Instruments	4	412,978	469,738	3.1
Energy Equipment and Services	1	78,590	108,820	0.7
Food and Staples Retailing	1	44,069	55,134	0.4
Food Products	3	359,315	405,278	2.7
Health Care Equipment and Supplies	7	566,965	642,409	4.2
Health Care Providers and Services	7	955,317	1,067,390	7.0
Hotels, Restaurants and Leisure	5	696,595	823,338	5.4
Household Durables	1	115,403	115,770	0.8
Internet and Catalog Retail	1	136,571	124,380	0.8
Internet Software and Services	2	330,331	342,116	2.2
IT Services	4	422,267	445,149	2.9
Leisure Equipment and Products	1	111,067	158,400	1.0
Machinery	1	40,031	41,028	0.3
Media	1	156,394	160,800	1.1
Multi-Line Retail	1	155,389	165,519	1.1
Oil and Gas	1	220,466	258,972	1.7
Paper and Forest Products	1	116,200	125,393	0.8
Personal Products	2	335,284	364,629	2.4
Pharmaceuticals	5	720,925	850,421	5.6
Semiconductors and Semiconductor Equipment	7	603,268	628,406	4.1
Software	6	592,622	715,764	4.7
Specialty Retail	5	1,207,816	1,283,070	8.4
Trading Companies and Distributors	1	178,252	196,560	1.3
Wireless Telecommunication Services	1	76,185	85,866	0.6
	103	13,297,599	14,936,770	98.2
Short-Term Holding and Other Assets Less Liabilities	1	269,233	269,233	1.8
Net Assets	104	$13,566,832	$15,206,003	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Tractor Supply
USANA Health Sciences*
Williams-Sonoma*
Ask Jeeves*
WellPoint*
TIBCO Software*
Bed Bath & Beyond*
Precision Castparts*
Outback Steakhouse*
McCormick & Co.*

Largest Sales
AES**
ARAMARK (Class B)**
DST Systems**
Biomet
AGCO**
Smithfield Foods**
Lexmark International (Class A)**
Biogen Idec**
Mercury Interactive**
St. Jude Medical**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Cash Management Portfolio

Summary of Net Assets (unaudited) December 31, 2004

	Value	Percent of Net Assets		Value	Percent of Net Assets
Short-Term Holdings:			Repurchase Agreement	$504,000	27.6
US Government Securities	$399,310	21.8		2,102,800	115.0
US Government Agency			Other Assets Less Liabilities	(274,532)	(15.0)
Securities	1,199,490	65.6	Net Assets	$1,828,268	100.0

Seligman Common Stock Portfolio

For the year ended December 31, 2004, Seligman Common Stock Portfolio posted a total return of 12.65%. During the same time period, the Lipper Large-Cap Core Funds Average returned 7.78%, and the stock market, as measured by the S&P 500 Index, returned 10.87%.

Overall, 2004 was a good year for investors, although much of the stock market’s advance came in the fourth quarter. The stock market held on to the strong gains of 2003 and produced returns that are consistent with longer-term performance - high single- to low double-digit returns. Aside from a few ups and downs, the US economy remained strong, corporate profits grew at a healthy pace, and consumers continued to spend. That is not to say that investors were free from worry during 2004. Job creation remained sluggish throughout much of the year. Hostilities in Iraq also continued during the period. From March to June, there was a sharp increase in long-term interest rates (the 10-year Treasury yield rose nearly 0.75% during the quarter), which rattled the equity market. One reason for the increase in rates was the strong jobs report released in March, which created positive investor sentiment on the direction of the economy. Then, during the second half of the year, investors had concerns about slow economic growth and decelerating corporate profit growth. During the third quarter, there was a sharp increase in the price of oil and other commodity prices; this was due, in part, to the continued strong economic growth in China. As oil prices began to moderate at the end of October, the equity market started its year-end rally. A quick and decisive resolution to the US presidential election, after much uncertainty leading up to the event, also cheered investors.

The Federal Reserve Board (the “Fed”), confident in the economic recovery, began a series of incremental interest-rate increases in June. In what were widely anticipated moves, the Fed raised the short-term federal funds rate on five occasions during 2004, for a total increase of 1.25%. Short-term interest rates, which had started the year at 1.00%, ended the year at 2.25%. Despite second-quarter volatility, long-term rates, as measured by the 10-year Treasury, ended the year little changed. The US dollar weakened in comparison to other major currencies, particularly in the fourth quarter. Concerns about the US current account deficit and budget deficit played a role in the dollar’s decline.

In 2004 the Portfolio performed well both on an absolute basis and relative to the benchmark S&P 500 Index. The stock market favored “old economy” sectors such as energy, industrials, materials, and utilities during the year. Value stocks outperformed growth stocks, and investors paid more attention to dividend-paying stocks. The Portfolio continued to pursue its strategy of paying close attention to company fundamentals and valuation, and was able to take advantage of these market themes.

On an absolute basis, energy and utilities were the Portfolio’s strongest-performing sectors. The Portfolio’s largest sector weightings were in financials, information technology, and health care. Stock selection in the financials sector was a slight negative in terms of performance relative to the S&P 500. The Portfolio was somewhat overweighted in the information technology sector, which was among the market’s weaker-performing sectors. This overweighting detracted slightly from relative investment results, but the Portfolio’s technology holdings as a whole performed better than those of the benchmark. Industrials stocks performed strongly in 2004, and the Portfolio’s good stock selection in this area was a major positive contributor to relative investment results; the Portfolio’s industrial conglomerate holdings performed especially well. Given the run-up in oil prices during the year, the Portfolio’s overweighting in the energy sector boosted both relative and absolute investment results. Health care was the S&P 500’s worst-performing sector during 2004, but because of good stock selection, the Portfolio’s health care holdings performed well and were additive to relative investment results.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.
Performance and Portfolio Overview

Seligman Common Stock Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	1	$51,067	$62,760	0.6
Auto Components	1	60,369	84,194	0.8
Beverages	2	321,909	306,468	2.8
Biotechnology	2	114,534	124,229	1.1
Building Products	1	41,753	54,795	0.5
Capital Markets	4	304,995	321,268	3.0
Chemicals	2	174,549	223,712	2.1
Commercial Banks	3	294,074	366,981	3.4
Commercial Services and Supplies	2	169,612	188,909	1.8
Communications Equipment	5	379,647	413,690	3.8
Computers and Peripherals	4	437,683	530,728	4.9
Consumer Finance	2	168,035	204,640	1.9
Diversified Financial Services	3	353,090	417,314	3.9
Diversified Telecommunication Services	2	225,462	238,257	2.2
Electric Utilities	1	52,371	58,608	0.5
Electronic Equipment and Instruments	1	69,412	67,787	0.6
Energy Equipment and Services	2	84,428	102,058	0.9
Food and Staples Retailing	3	404,797	400,653	3.7
Food Products	2	132,326	145,379	1.3
Health Care Equipment and Supplies	1	34,494	40,300	0.4
Health Care Providers and Services	2	152,566	203,660	1.9
Hotels, Restaurants and Leisure	2	188,383	243,773	2.3
Household Products	2	220,203	264,330	2.4
Index Derivatives	1	79,917	79,820	0.7
Industrial Conglomerates	2	413,679	574,436	5.3
Insurance	5	459,655	549,415	5.1
Internet and Catalog Retail	1	38,721	88,392	0.8
Internet Software and Services	2	110,241	107,677	1.0
Machinery	2	128,874	183,265	1.7
Media	3	370,584	376,927	3.5
Metals and Mining	2	186,338	179,465	1.7
Multi-Line Retail	1	47,230	57,123	0.5
Multi-Utilities and Unregulated Power	1	71,695	98,787	0.9
Oil and Gas	3	304,183	416,621	3.9
Paper and Forest Products	1	53,393	68,564	0.6
Pharmaceuticals	8	1,142,793	1,121,504	10.4
Semiconductors and Semiconductor Equipment	4	356,343	342,818	3.2
Software	4	747,276	584,974	5.4
Specialty Retail	2	94,447	113,899	1.1
Thrifts and Mortgage Finance	2	152,792	181,013	1.7
Tobacco	1	222,706	309,777	2.9
Wireless Telecommunication Services	2	156,813	201,632	1.9
	97	9,573,439	10,700,602	99.1
Short-Term Holding and Other Assets Less Liabilities	1	91,676	91,676	0.9
Net Assets	98	$9,665,115	$10,792,278	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Alcoa*
Andrx*
Kroger*
Waste Management*
CIT Group*
iShares DJ Select Dividend Index Fund*
Texas Instruments*
Colgate-Palmolive*
EMC*
Pfizer

Largest Sales
L-3 Communications Holdings**
ConocoPhillips**
Autodesk**
Aetna**
Dell
Electronic Arts**
Exxon Mobil
U.S. Bancorp**
Apartment Investment & Management (Class A)**
Citigroup

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio

For the year ended December 31, 2004, Class 1 shares of Seligman Communications and Information Portfolio posted a total return of 11.19%. During the same time period, the Goldman Sachs Technology Indexes returned 2.91%, the Portfolio’s peers, as measured by the Lipper Science & Technology Funds Average, returned 3.97%, and the broader stock market, as measured by the S&P 500 Index, returned 10.87%.

Technology stocks struggled for most of the year before rallying strongly in the fourth quarter. Stock prices had been kept in check by rising oil prices, a close and uncertain US presidential election, and passage of the Sarbanes-Oxley Act, which imposed a spate of reforms and new regulations in reaction to past accounting abuses. With respect to Sarbanes-Oxley, it was uncertain whether the extra expenses associated with compliance would negatively impact spending on technology.

The fourth quarter, however, saw a sharp turnaround. Earnings reported by technology companies for the third quarter of 2004 were strong, particularly in software. It also became clear that many companies had factored Sarbanes-Oxley expenses into their expectations, so there were very few negative third-quarter earnings surprises. In addition, consumer demand for cell phones and personal computers remained strong through year-end, alleviating fears that high oil prices would dampen consumer appetite for these products. Consumers also continued to purchase electronic gadgets of all kinds, particularly digital music players such as the Apple iPod. Finally, Internet usage and revenue remained robust, and Internet advertising, paid searches, and e-commerce delivered strong results through year-end.  We began 2004 with a cautious view regarding semiconductor stocks and semiconductor equipment stocks. These stocks were trading at multiples that were among the highest we’d ever seen for the group, and we were concerned that any negative news would significantly impact their lofty prices. In addition, many buyers of semiconductors, such as electronic systems companies, had large product inventories in anticipation of a robust environment and market-share gains.

While end-market demand was strong, it was unable to drain these inventories. Then, in the spring of 2004, the Chinese government ended their policy of easy credit for Chinese companies. This caused Chinese distributors, consumer electronics manufacturers, and cellular telephone assemblers to reduce purchases of electronic components, producing a significant and negative impact on worldwide semiconductor demand. Because semiconductor-chip production is a long process, typically taking 80 to 90 days, semiconductor manufacturers were unable to react quickly to this change in the market.

These difficulties became clear to us as early as June 2004. We grew increasingly cautious and increasingly limited exposure to the group. By year-end, the Portfolio was significantly underweighted in the industry, which is the largest industry weighting for the Goldman Sachs Technology Indexes and was also the worst-performing industry for the Index. This underweighting greatly benefited returns for the year, as did favorable and highly selective stock picking within the group.

The Portfolio’s largest sector weighting, and a significant overweighting relative to the Goldman Sachs Indexes, was software. We’ve favored these stocks for a long time because of what we believed were strong fundamentals for the group. The companies we owned had high recurring revenues, high profit margins and, we believed, attractive valuations. We have also felt that software has been a lower-risk subsector of technology because of its high switching costs and high training costs. In other words, once a company purchases a software package, they typically stick with it for a long time. Software was an area of outperformance for the technology industry, and the Portfolio also benefited from favorable stock selection within the group.

The Portfolio’s health care holdings, and its overweighting in this sector, also helped performance in 2004. The Portfolio has the flexibility to invest in non-traditional technology sectors, such as health care. However, the companies we pursue are closely tied to and dependent upon technology, such as those in the medical device and clinical lab equipment sectors. This typically keeps the Portfolio out of certain subsectors such as pharmaceuticals, which suffered during the year from numerous drug recalls and generic substitution issues. The areas of health care the Portfolio was invested in significantly outperformed and added greatly to the Portfolio’s absolute and relative returns.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio (continued)

The Portfolio’s underweighting in hardware (computers and peripherals) and our underperformance in this area hurt relative returns. Apple Computer, which we sold early in the year, delivered excellent returns from which the Portfolio ultimately did not benefit. Also, the Portfolio’s largest holding in the group, Hewlett-Packard, delivered disappointing returns.

The Portfolio’s significant underweighting in communications equipment benefited returns as the sector continued to struggle with overcapacity and market saturation issues. The companies we did choose from the group solidly outperformed. We avoided wireline infrastructure companies and instead focused on the wireless handset sector, which experienced strong demand.

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The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Application Software	3	$4,549,765	$3,425,325	4.8
Biotechnology	2	1,301,729	1,472,478	2.1
Communications Equipment	6	6,166,257	6,359,537	9.0
Computers and Peripherals	8	4,710,917	4,872,061	6.9
Diversified Telecommunication Services	1	543,856	549,185	0.8
Electronic Equipment and Instruments	3	2,466,188	2,352,520	3.3
Health Care Equipment and Supplies	6	4,971,630	5,471,634	7.7
Health Care Providers and Services	2	1,470,722	2,367,525	3.3
Home Entertainment Software	1	2,602,286	2,739,940	3.9
Internet and Catalog Retail	2	1,720,714	2,053,422	2.9
Internet Software and Services	3	2,741,645	2,820,207	4.0
IT Services	6	5,518,792	5,506,820	7.8
Leisure Equipment and Products	1	422,512	518,144	0.7
Media	1	729,986	745,584	1.1
Semiconductors and Semiconductor Equipment	10	7,656,688	9,178,236	12.9
Systems Software	9	15,851,836	15,697,526	22.1
	64	63,425,523	66,130,144	93.3
Short-Term Holding and Other Assets Less Liabilities	1	4,741,372	4,758,098	6.7
Net Assets	65	$68,166,895	$70,888,242	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Boston Scientific*
Take-Two Interactive Software
MEMC Electronic Materials
BMC Software
Ask Jeeves*
Infosys Technologies*
Nokia (ADR)*
eBay*
Yahoo!*
Invitrogen*

Largest Sales
Laboratory Corporation of America Holdings
Symantec**
Quest Diagnostics
Advanced Micro Devices
SunGard Data Systems
Maxim Integrated Products**
Marvell Technology Group
Accenture (Class A)**
Computer Associates International
Citrix Systems

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
_____________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Frontier Portfolio

$30,000
20,000
10,000
0
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

	Value at 12/31/04	Average Annual Total Returns One Year	Five Years	Ten Years
Seligman Frontier Portfolio				
Class 1	$20,026	13.63%	(1.93)%	7.19%
Lipper Small-Cap Growth Funds Average*	n/a	10.65	(1.82)	9.44
Russell 2000 Growth Index*	19,883	14.31	(3.57)	7.11

* See benchmark descriptions on pages 30 to 32.

Note: The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Portfolio is subject to certain risks, including the possible loss of principal.

For the year ended December 31, 2004, Seligman Frontier Portfolio posted a total return of 13.63%. During the same time period, the Portfolio’s peers, as measured by the Lipper Small-Cap Growth Funds Average, returned 10.65%, and the Russell 2000 Growth Index returned 14.31%.

At the start of the year, the US economy was experiencing a meaningful acceleration in economic activity as a direct result of significant monetary and fiscal stimuli. US gross domestic product (GDP) growth picked up steam in the first calendar quarter of 2004, slowed down in the second quarter, then improved again in the third quarter of the year. Overall corporate profit growth slowed, but remained positive. Job growth continued to lag the relative strength in GDP growth, however. There was concern that the number of new jobs being created was insufficient to support the level of consumer spending necessary to sustain the expansion, though job growth appeared to be improving by the end of the period under review. Oil prices surged to more than $50 a barrel during the third quarter, causing concern among investors, but inflation was contained. Confident that the US economic recovery was on solid footing, the Federal Reserve Board raised the short-term federal funds rate on five occasions beginning in June, to 2.25%, for a total increase of 1.25%.

The stock market was volatile during the one-year period. Stocks advanced at the beginning of the Portfolio’s fiscal year, but in March equities suffered a broad correction, with nearly all sectors losing ground. The market also fell sharply in July. Investors ignored positive economic news and worried about the prospect of higher interest rates, higher oil prices, and a steady reduction in corporate earnings estimates. Toward the end of the one-year period, the market traded sideways in advance of the US presidential election, as many investors appeared to wait out the uncertainty on the sidelines. Most of the gains in equities came during the fourth quarter, aided by the quick resolution of the US presidential election and the moderation in oil prices to below $50 a barrel.

Shares of technology companies were particularly impacted by the market declines, as concerns about corporate spending and the impact of the Sarbanes-Oxley Act, elevated chip inventories, disappointing earnings reports, and reduced expectations for the balance of the year, all contributed to hurt these stocks.

The Portfolio’s best-performing sectors on an absolute basis during the period were energy, industrials, and financials. Oil prices rose dramatically during the past year, helping energy stocks post impressive gains. The Portfolio had a slight overweighting in the energy sector, which provided a boost to investment results. The Portfolio had a sizable overweighting in the industrials sector compared with the Russell 2000 Growth Index, and the Portfolio’s industrials holdings outperformed those of the Russell Index. The Portfolio’s investment in the industrials sector was split between commercial services companies, such as professional services stocks, and more traditional machinery and transportation companies. Higher energy prices may have restrained profits at some of these companies, but an overall improvement in manufacturing has resulted in increased demand and generally strong growth in this sector. Additionally, many industrials companies have successfully increased prices to offset higher energy costs. Despite a slight underweighting, good stock selection in the financial sector contributed positively to the Portfolio’s relative performance. The Portfolio’s best-performing stock was from the financial sector. Health care was also a strong performer for the Portfolio; the Portfolio’s outperformance in this sector was driven in large part by avoiding speculative biotechnology names, which declined over much of the third calendar quarter of 2004.

Sharp declines in the technology sector significantly hurt the Portfolio’s relative and absolute investment results during the year. The Portfolio maintained an underweighting in the information technology sector, but could not avoid being impacted by the sell-off in technology stocks. Two of the Portfolio’s worst-performing stocks were from the technology sector. The Portfolio’s stock selection in the consumer discretionary sector also hurt relative investment results, as the Portfolio’s holdings in this sector did not perform as strongly as those of the Russell benchmark. The Portfolio was slightly underweighted versus the benchmark in consumer discretionary stocks.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Frontier Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	3	$146,839	$178,246	2.7
Air Freight and Logistics	1	21,533	44,804	0.7
Biotechnology	7	253,360	273,559	4.1
Capital Markets	3	148,218	191,461	2.9
Commercial Banks	5	170,636	281,048	4.2
Commercial Services and Supplies	10	437,002	702,269	10.5
Communications Equipment	2	73,736	111,443	1.7
Computers and Peripherals	4	175,556	234,030	3.5
Construction and Engineering	1	51,633	92,000	1.4
Consumer Finance	3	72,329	99,933	1.5
Diversified Financial Services	1	67,257	87,458	1.3
Diversified Telecommunication Services	1	36,766	36,721	0.6
Electrical Equipment	1	42,631	87,748	1.3
Electronic Equipment and Instruments	2	120,360	114,401	1.7
Energy Equipment and Services	3	107,711	154,840	2.3
Health Care Equipment and Supplies	7	264,207	321,711	4.8
Health Care Providers and Services	8	459,303	509,146	7.6
Hotels, Restaurants and Leisure	4	213,697	257,247	3.9
Internet and Catalog Retail	1	49,107	59,639	0.9
Internet Software and Services	1	49,254	50,758	0.8
IT Services	4	175,423	172,090	2.6
Machinery	6	255,564	368,118	5.5
Media	3	154,195	155,785	2.3
Metals and Mining	4	212,548	220,631	3.3
Multi-Line Retail	1	45,475	43,462	0.7
Oil and Gas	3	137,257	175,441	2.6
Pharmaceuticals	3	131,380	140,593	2.1
Road and Rail	3	122,458	187,096	2.8
Semiconductors and Semiconductor Equipment	6	286,453	294,466	4.4
Software	8	467,017	549,637	8.2
Specialty Retail	4	156,638	178,543	2.7
Textiles, Apparel and Luxury Goods	3	146,479	209,880	3.1
Trading Companies and Distributors	1	49,104	64,118	1.0
Wireless Telecommunication Services	1	35,632	41,198	0.6
	118	5,336,758	6,689,520	100.3
Other Assets Less Liabilities	—	(18,948)	(18,948)	(0.3)
Net Assets	118	$5,317,810	$6,670,572	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Integra LifeSciences Holdings*
Kindred Healthcare*
Ceradyne*
Landstar System*
Eon Labs*
Texas Roadhouse*
Waste Connections*
Metal Management*
DHB Industries*
Essex*

Largest Sales
Station Casinos**
Patina Oil & Gas**
Digital River**
Cooper Companies**
Cytyc**
First Marblehead
The Pep Boys - Manny, Moe & Jack**
Zebra Technologies (Class A)**
Pharmaceutical Product Development**
Andrew**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

_____________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Growth Portfolio

For the year ended December 31, 2004, Seligman Global Growth Portfolio posted a strong total return of 17.31%. During the same time period, the Lipper Global Funds Average returned 13.84%, the Lipper Global Large-Cap Growth Funds Average returned 12.73%, the MSCI World Index returned 15.25%, and the MSCI World Growth Index returned 11.21%.

During 2004, global equity markets generally outperformed US equity markets. The advances within global markets were disparate, with value-oriented sectors such as energy, utilities, telecommunications services, industrials, and materials achieving returns ranging from 18% to 29%. The returns of more growth-oriented sectors such as health care and information technology were much lower, with the technology sector posting returns in the low-single digits.

Over the past twelve months, there was mounting evidence that a global economic recovery was taking hold. This recovery was accompanied by low inflation levels worldwide, with major central banks keeping interest rates low during the early part of 2004. As the year progressed, high oil and commodity prices began taking a toll on global economic activity. These rising prices resulted in a period of synchronized slowing in the major world economies. Further, to thwart inflationary pressures in the face of this economic slowdown, many countries began to tighten monetary and fiscal policies. Nowhere was this more evident than in the US economy where we saw the US Federal Reserve Board raise interest rates by a total of 1.25% on five occasions during 2004.

In managing the Portfolio, we focused on stock picking as the cornerstone of our growth investment philosophy. The Portfolio’s outperformance versus the MSCI World Index was primarily driven by strong stock selection within the information technology and health care sectors. Although these were the weakest-performing sectors of the benchmark, they were the strongest sectors of the Portfolio. The five largest contributors to the Portfolio’s absolute returns were all from these two sectors. The two largest contributors were an Irish biotechnology company, and a Canadian communications equipment company. Other top contributors to performance included a US computers and peripherals company, a Swedish communications equipment company, and a US software and services company. The Portfolio also benefited from its underweighting in the US during 2004 as the dollar fell against most foreign currencies.

Relative performance was offset somewhat by the Portfolio’s stock selection in energy, telecommunications services and industrials. Three of the largest detractors from absolute returns were a French communications equipment company, a US communications equipment company, and a US software and services company. The French communications and energy infrastructure company dramatically underperformed after reporting weak second quarter results, largely upon disappointment with cost cutting efforts.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Growth Portfolio

Diversification of Net Assets by Industry (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	3	$ 48,928	$50,747	2.0
Automobiles	1	7,400	9,154	0.4
Beverages	1	13,266	15,253	0.6
Biotechnology	1	21,906	20,997	0.8
Building Products	1	12,974	14,115	0.5
Capital Markets	2	49,209	51,747	2.0
Commercial Banks	7	183,960	211,928	8.3
Commercial Services and Supplies	3	97,590	110,510	4.3
Communications Equipment	5	143,204	183,529	7.2
Computers and Peripherals	2	75,788	110,739	4.3
Diversified Financial Services	1	10,417	9,636	0.4
Diversified Telecommunication Services	1	14,604	14,714	0.6
Energy Equipment and Services	1	10,904	10,646	0.4
Food and Staples Retailing	1	15,039	15,423	0.6
Food Products	1	21,508	25,155	1.0
Health Care Providers and Services	1	22,097	23,000	0.9
Hotels, Restaurants and Leisure	3	69,281	82,367	3.2
Industrial Conglomerates	2	82,931	94,140	3.7
Insurance	1	41,799	52,802	2.1
Internet and Catalog Retail	2	59,350	68,474	2.7
Internet Software and Services	1	41,447	52,787	2.1
IT Services	2	48,912	57,206	2.2
Machinery	3	80,375	88,832	3.4
Media	7	221,479	252,628	9.9
Oil and Gas	1	19,657	21,954	0.9
Personal Products	1	28,680	31,346	1.2
Pharmaceuticals	6	235,464	321,308	12.6
Road and Rail	1	17,133	24,355	1.0
Software	4	103,149	115,291	4.5
Specialty Retail	5	173,290	210,963	8.3
Textiles, Apparel and Luxury Goods	1	13,785	16,055	0.6
Tobacco	2	28,853	39,605	1.6
Transportation Infrastructure	1	18,326	23,994	0.9
Wireless Telecommunication Services	1	48,861	59,205	2.3
	76	2,081,566	2,490,605	97.5
Other Assets Less Liabilities	—	62,424	62,975	2.5
Net Assets	76	$2,143,990	$2,553,580	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
General Electric*
Forest Laboratories*
EMI Group*
IVAX*
Pixar*
Best Buy*
Bayerische Hypo-und Vereinsbank*
Dell
Home Depot*
Danaher*

Largest Sales
Research In Motion
Nintendo**
Gillette
Cendant**
Procter & Gamble**
Medco Health Solutions**
Tyco International
Countrywide Financial**
Total**
First Data**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Smaller Companies Portfolio

For the year ended December 31, 2004, Seligman Global Smaller Companies Portfolio posted a total return of 20.93%. During the same time period, the Citigroup Broad Market Less Than US $2 Billion Index returned 25.07%, the Citigroup EM Index World returned 28.74%, the Lipper Global Small-Cap Funds Average returned 19.65%, and the Lipper Global Small/Mid-Cap Core Funds Average returned 18.96%.

During the year under review, market returns were strongest in the smaller-cap ranges and value outperformed growth stocks. Non-US markets were quite strong, with particular strength in Emerging Markets and the Pacific Basin. With respect to sectors, energy stocks led the way, while the information technology and telecommunication services sectors were the weakest.

Over the past twelve months, there was mounting evidence that a global economic recovery was taking hold. This recovery was accompanied by low inflation levels worldwide, with major central banks keeping interest rates low during the early part of 2004. As the year progressed, high oil and commodity prices began taking a toll on global economic activity. These rising prices resulted in a period of synchronized slowing in the major world economies. Further, to thwart inflationary pressures in the face of this economic slowdown, many countries began to tighten monetary and fiscal policies. Nowhere was this more evident than in the US economy, where we saw the US Federal Reserve Board raise interest rates by a total of 1.25% on five occasions during 2004.

The Portfolio benefited from strong stock selection within the health care sector. Strong performers included a US health care provider and services company, a US health care equipment and supplies company, and two US biotechnology companies. The Portfolio remains overweighted in health care, as the biotech and genomics revolutions continue unabated and offer some very special and unique investment opportunities. Good stock selection and an overweighted allocation to the energy sector also contributed positively to the Portfolio’s performance during 2004. Energy stocks that aided performance included two US oil and gas companies, and a US energy company. The Portfolio remains overweighted in the energy sector. In the materials sector, good stock selection was partially offset by the Portfolio’s underweighting of this well-performing sector. A Canadian coal company was the best performing stock in the Portfolio.

On the negative side, the Portfolio was hurt by stock selection within the industrials sector, where weak performers included a French electrical equipment company, a US capital goods company, and a Greek construction and engineering firm. The Portfolio was also hurt by weak relative stock selection and an overweighted position within the information technology sector. Some of the weakest information technology performers in the Portfolio included three US semiconductors and semiconductor equipment companies, and a US computers and peripherals company. The Portfolio ended the year slightly underweighted in the industrials sector and overweighted in the information technology sector.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Smaller Companies Portfolio

Diversification of Net Assets by Industry (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks and Warrants:
Aerospace and Defense	8	$125,254	$164,141	2.8
Airlines	2	33,661	38,957	0.7
Auto Components	2	32,094	39,888	0.7
Beverages	2	54,817	66,381	1.1
Biotechnology	13	324,139	378,490	6.5
Building Products	2	40,928	54,230	0.9
Capital Markets	9	121,619	149,640	2.6
Chemicals	6	145,615	151,925	2.6
Commercial Banks	9	178,316	226,530	3.9
Commercial Services and Supplies	11	240,403	287,834	4.9
Communications Equipment	3	65,285	72,680	1.2
Computers and Peripherals	4	109,621	104,930	1.8
Construction and Engineering	5	101,116	123,535	2.1
Construction Materials	1	13,025	17,698	0.3
Diversified Financial Services	1	11,348	12,266	0.2
Diversified Telecommunication Services	1	50,523	43,555	0.7
Electric Utilities	2	22,632	27,899	0.5
Electrical Equipment	4	98,655	107,984	1.8
Electronic Equipment and Instruments	7	145,522	148,689	2.5
Energy Equipment and Services	3	55,821	60,173	1.0
Food and Staples Retailing	1	15,648	17,620	0.3
Food Products	4	76,077	95,543	1.6
Gas Utilities	1	24,268	32,728	0.6
Health Care Equipment and Supplies	8	164,858	208,925	3.6
Health Care Providers and Services	4	64,164	100,675	1.7
Hotels, Restaurants and Leisure	2	24,590	24,434	0.4
Household Durables	4	92,407	137,488	2.3
Household Products	2	19,959	21,470	0.4
Insurance	9	205,961	216,282	3.7
Internet and Catalog Retail	1	22,874	24,233	0.4
Internet Software and Services	2	9,236	10,042	0.2
IT Services	8	205,364	218,762	3.7
Leisure Equipment and Products	1	10,217	11,447	0.2
Machinery	10	172,067	203,945	3.5
Media	15	278,303	283,396	4.8
Metals and Mining	8	144,552	245,073	4.2
Multi-Line Retail	1	19,189	17,234	0.3
Oil and Gas	17	293,198	431,891	7.3
Paper and Forest Products	1	25,354	24,499	0.4
Personal Products	3	55,879	58,022	1.0
Pharmaceuticals	7	107,645	118,862	2.0
Real Estate	10	208,714	239,931	4.1
Road and Rail	2	18,945	22,996	0.4
Semiconductors and Semiconductor Equipment	9	204,768	190,821	3.3
Software	7	151,649	168,153	2.9
Specialty Retail	7	150,266	188,953	3.2
Textiles, Apparel and Luxury Goods	3	82,332	100,628	1.7
Thrifts and Mortgage Finance	5	129,695	148,918	2.5
Trading Companies and Distributors	1	26,805	34,020	0.6
Transportation Infrastructure	2	39,000	47,170	0.8
Wireless Telecommunication Services	1	8,456	10,991	0.2
	251	5,022,835	5,932,577	101.1
Other Assets Less Liabilities	—	(38,332)	(67,213)	(1.1)
Net Assets	251	$4,984,503	$5,865,364	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Alstom
Industrial Bank of Korea*
Disco*
Gold Kist*
SiRF Technology Holdings*
United Rentals*
Macquaire Office Trust*
First Quantum Minerals*
Logica CMG*
Arlington Tankers*

Largest Sales
Joyo Bank**
DigitalNet Holdings**
Korea Exchange Bank**
Bunge**
First Marblehead**
NEC Soft**
SimpleTech
Remy Cointreau
Rudolph Technologies**
Novar**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
_____________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview
Seligman Global Technology Portfolio

For the year ended December 31, 2004, Class 1 shares of Seligman Global Technology Portfolio posted a total return of 3.98%. During the same time period, the Lipper Global Funds Average returned 13.84%, the Lipper Science & Technology Funds Average returned 3.97%, and the MSCI World Index returned 15.25%.

The past year was a volatile period for technology investors, with technology shares experiencing both sharp declines and strong rallies. During the first several months of the year, the US economic recovery was picking up steam, with strong growth in gross domestic product (GDP), as well as encouraging reports regarding manufacturing and productivity. Performance for global technology stocks, particularly in the US, was relatively strong, and earnings expectations for global technology had improved. Moving into the second calendar quarter of 2004, however, the environment changed. With technology stocks leading the decline, equity indices fell despite an abundance of positive economic reports, including employment, earnings, and inflation data. This good news would typically have cheered investors and given them renewed confidence in the US economic recovery; instead, interest-rate hike fears trumped the good news. In May and June 2004, however, technology stocks rallied as strong earnings and economic news outweighed concerns about rising oil prices and rising interest rates. Gloom once again settled over the technology market in July and August, as both fundamental and macroeconomic factors — oil prices, rising interest rates, the war in Iraq, and indications of a slowing US economy — weighed on the market. Also, software earnings misses and concerns over forward guidance for many hardware-related companies drove share prices down. In the fourth quarter, market sentiment shifted yet again, with technology shares enjoying a strong rally as investors bargain hunted and shares rallied from their summer lows. Higher oil prices continued to put a drag on the global economy, but the market seemed to account for the lower growth expectations.

While the US economy showed signs of slowing, many overseas economies remained robust or improved. Japan’s recovery appeared solid, and China, while moderating, still enjoyed strong growth in GDP. Even Europe showed some indications of a rebound, as corporate spending in the region drove improvements in PC unit growth.

While the Portfolio’s relative performance was helped by good stock selection in the health care sector, relative performance was significantly hurt by declines in the information technology sector, which was the worst performing sector in the MSCI World Index. The MSCI World Index has roughly 12% invested in technology stocks, versus roughly 80% for the Portfolio. The Portfolio’s holdings within this sector, however, performed better than those of the MSCI benchmark during the year. In particular, holdings in systems software and application software companies were strong performers. US semiconductor companies were poor performers during the year and detracted from the Portfolio’s investment results, as did an application software holding. However, the Portfolio’s underweighted position in semiconductors helped to shield us somewhat from this area’s sharp declines. By sector, the Portfolio’s health care holdings performed well, particularly the lab stocks and health care equipment and supplies companies, while stock selection in the consumer discretionary sector negatively impacted results.

By region, the majority of the Portfolio’s investments are in US securities, and the Portfolio had a significant overweighting in US securities versus the MSCI World Index. However, the Portfolio’s US holdings did not perform as well overall as those of the benchmark, negatively impacting relative results. During the year, the value of the US dollar fell against other major currencies, negatively impacting the Portfolio’s relative returns.

Stock selection in Japan, Taiwan, and South Korea hurt investment results. The Portfolio’s Taiwan holdings were hurt as pricing pressures from large customers weighed on Taiwanese manufacturing shares. The Portfolio’s holdings in India and Israel performed positively for the year.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio

Diversification of Net Assets by Industry (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Application Software	11	$846,059	$872,981	8.2
Biotechnology	2	128,424	134,037	1.3
Chemicals	1	109,050	119,803	1.1
Communications Equipment	9	1,012,234	1,116,603	10.5
Computers and Peripherals	8	814,668	906,335	8.5
Diversified Telecommunication Services	2	142,616	141,768	1.3
Electronic Equipment and Instruments	8	770,422	866,231	8.1
Health Care Equipment and Supplies	6	333,963	381,027	3.6
Health Care Providers and Services	2	222,352	342,196	3.2
Home Entertainment Software	2	193,631	225,692	2.1
Household Durables	1	53,240	57,965	0.5
Internet and Catalog Retail	1	146,713	186,088	1.7
Internet Software and Services	5	415,346	443,344	4.2
IT Services	9	954,033	1,083,076	10.2
Leisure Equipment and Products	1	42,520	53,248	0.5
Office Electronics	1	142,928	162,059	1.5
Semiconductors and Semiconductor Equipment	14	1,134,820	1,295,119	12.2
Systems Software	7	1,738,008	1,832,456	17.2
	90	9,201,027	10,220,028	95.9
Other Assets Less Liabilities	—	430,647	436,042	4.1
Net Assets	90	$9,631,674	$10,656,070	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Nokia (ADR)*
eBay*
Ask Jeeves*
BMC Software
Broadcom (Class A)*
Boston Scientific*
Yahoo!*
Take-Two Interactive Software
Tata Consultancy Services*
Ibiden*

Largest Sales
Symantec**
Laboratory Corporation of America Holdings
Accenture (Class A)**
Advanced Micro Devices
Marvell Technology Group
Quest Diagnostics
IAC/InterActive Corp.**
Lexmark International (Class A)**
St. Jude Medical**
Matsushita Electric Industrial**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview
Seligman High-Yield Bond Portfolio

$30,000
20,000
10,000
0
5/1/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

	Value at 12/31/04	Average Annual Total Returns One Year	Five Years	Since Inception 5/1/95
Seligman High-Yield Bond Portfolio				
Class 1	$14,170	7.61%	(0.04)%	3.67%
Citigroup US High-Yield Market Index*	20,781	10.79	7.22	7.84†
Lipper High Current Yield Funds Average*	n/a	9.93	4.95	6.21†

* See benchmark descriptions on pages 30 to 32.

† From April 30, 1995.

Note: The securities in which the Portfolio invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Portfolio.

For the year ended December 31, 2004, Seligman High-Yield Bond Portfolio posted a total return of 7.61%. During the same time period, the Citigroup US High-Yield Market Index returned 10.79%, and the Lipper High Current Yield Funds Average returned 9.93%.

Solid economic growth, improved business conditions, and contained inflation helped the high-yield market and the Portfolio deliver positive returns in 2004. A broad market sell-off in the first half of the year was followed by a general market recovery in the second half. The Portfolio lost ground during the sell-off early in the year as high new issue supply, high energy prices, and election uncertainty added to investor unease. The recovery took place even as the good economic news prompted the Federal Reserve Board (the “Fed”) to begin increasing the fed funds rate in June.

The US economy continued to expand in 2004, posting four quarters of solid economic growth. Improved corporate profits and healthy cash balances allowed many companies to de-leverage their balance sheets and increase dividend payouts. The Fed, convinced that the economic recovery was on sound footing, raised the short-term federal funds rate from 1.00% to 2.25% during the course of the year. Higher short-term rates were not accompanied by higher rates across the yield curve, with intermediate-term interest rates finishing the year largely unchanged. Inflation remained under control despite a significant increase in energy prices during the year and a decline in the dollar against the major foreign currencies.

After a slow start, high-yield bonds performed well in 2004, particularly in the second half of the year, though returns were not as strong as those posted in 2003. The high-yield market benefited from several factors, including investors’ increased appetite for risk, low corporate default rates, and a search for increased income in a low rate environment. Both supply and demand for high-yield bonds increased during the year, with demand driven by institutional investors. Yield spreads, the difference in high-yield bond yields compared to Treasury yields, narrowed significantly in 2004. Undeterred by tightening yield spreads, high-yield bonds rallied toward year-end even as Treasury yields moved higher.

Our investment strategy during the year included two primary investment themes — one to take advantage of the economic recovery, and the other to take advantage of anticipated interest-rate movements. The Portfolio entered the year with a tilt toward economically sensitive sectors (such as specialty chemicals and metals and mining) and lower-quality CCC-rated bonds, anticipating some follow-through on the economic expansion that took place in 2003. While the economy and corporate earnings showed continued growth in early 2004, the high-yield market came under selling pressure from heavy new issue supply and higher energy prices, causing the Portfolio’s value to decline. By mid-year, the Portfolio adopted a more conservative posture and shorter duration as it became clear the Fed was about to shift policy from an accommodative stance to a more neutral monetary policy. The Fed went on to raise short-term rates at five consecutive meetings starting on June 30th. However, interest rates for intermediate bonds did not follow the fed funds rate higher, and our move to a shorter duration was not rewarded, causing the Portfolio to lag its benchmark index. The Portfolio’s exposure to economically sensitive sectors and lower-rated holdings helped offset some of the drag from the Portfolio’s short duration as the high-yield market continued to climb higher into year-end. The Portfolio’s performance was also helped by its investment in certain wireless telecommunications companies that outperformed the overall market. Overall, the Portfolio’s defensive stance kept the Portfolio from fully participating in the high-yield market once it began to move higher, while its exposure to select cyclical industry debt was a positive contributor to the Portfolio’s return in 2004.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman High-Yield Bond Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Value	Percent of Net Assets
Corporate Bonds, Preferred Stocks and Warrants:
Aerospace	$139,313	2.5
Auto	238,047	4.3
Broadcasting	129,125	2.3
Building Products	112,313	2.0
Cable	289,437	5.2
Capital Goods	164,750	3.0
Chemicals	548,140	9.9
Consumer Products	134,437	2.4
Containers	213,188	3.9
Diversified Telecommunication	142,125	2.6
Electric	55,563	1.0
Energy	181,095	3.3
Environmental	26,625	0.5
Finance	28,625	0.5
Food and Beverage	177,250	3.2
Food and Drug	79,688	1.5
Gaming	107,625	1.9
Health Care Facilities and Supplies	110,187	2.0
Industrial	52,125	0.9
Leisure	52,156	0.9
Lodging	110,125	2.0
Metals and Mining	368,307	6.7
Paper and Forest Products	370,250	6.7
Publishing	292,750	5.3
Restaurants	102,988	1.9
Satellite	25,438	0.5
Services	109,812	2.0
Stores	80,750	1.5
Technology	122,916	2.2
Textiles and Apparel	53,875	1.0
Utilities	232,563	4.2
Wireless	217,832	3.9
Wireless Tower	234,075	4.2
Total Corporate Bonds, Preferred Stocks and Warrants	5,303,495	95.9
Asset-Backed Securities:
Utilities	17,953	0.3
Short-Term Holding and Other Assets Less Liabilities	208,585	3.8
Net Assets	$5,530,033	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Qwest 7.875%, 9/1/2011*
Hexcel 9.875%, 10/1/2008*
Rite Aid 8.125%, 5/1/2010
Reddy Ice Holdings 0% (10.50%), 11/1/2012*
Nalco Finance Holdings 0% (9%), 2/1/2014*
UCAR Finance 10.25%, 2/15/2012*
Cenveo 9.625%, 3/15/2012*
Allied Waste North America 8.50%, 12/1/2008*
EchoStar 5.75%, 10/1/2008*
Blount 8.875%, 8/1/2012*

Largest Sales
Williams Companies 6.75%, 4/15/2009**
BE Aerospace 9.50%, 11/1/2008**
Foamex 10.75%, 4/1/2009**
Calpine 8.75%, 7/15/2013**
Alliance Imaging 10.375%, 4/15/2011**
Nextel Communications 9.375%, 11/15/2009**
Park-Ohio Industries 9.25%, 12/1/2007**
Intrawest 7.50%, 10/15/2013**
EchoStar 6.375%, 10/1/2011**
Simmons 7.875%, 1/15/2014**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Income and Growth Portfolio

For the year ended December 31, 2004, Seligman Income and Growth Portfolio posted a total return of 7.88%. During the same time period, the Lehman Brothers Government/Credit Index returned 4.19%, the Lipper Income Funds Average returned 7.98%, and the S&P 500 Index returned 10.87%.

Overall, 2004 was a good year for investors, although much of the stock market’s advance came in the fourth quarter. The stock market held on to the strong gains of 2003 and produced returns that are consistent with longer-term performance - high single- to low double-digit returns. Aside from a few ups and downs, the US economy remained strong, corporate profits grew at a healthy pace, and consumers continued to spend. That is not to say that investors were free from worry during 2004. Job creation remained sluggish throughout much of the year. Hostilities in Iraq also continued during the period. From March to June, there was a sharp increase in long-term interest rates (the 10-year Treasury yield rose nearly 0.75% during the quarter), which rattled the equity market. One reason for the increase in rates was the strong jobs report released in March, which created positive investor sentiment on the direction of the economy. Then, during the second half of the year, investors had concerns about slow economic growth and decelerating corporate profit growth. During the third quarter, there was a sharp increase in the price of oil and other commodity prices; this was due, in part, to the continued strong economic growth in China. As oil prices began to moderate at the end of October, the equity market started its year-end rally. A quick and decisive resolution to the US presidential election, after much uncertainty leading up to the event, also buoyed investors.

The Federal Reserve Board (the “Fed”), confident in the economic recovery, began a series of incremental interest-rate increases in June. In what were widely anticipated moves, the Fed raised the short-term federal funds rate on five occasions during 2004, for a total increase of 1.25%. Short-term interest rates, which had started the year at 1.00%, ended the year at 2.25%. Despite second-quarter volatility, long-term rates, as measured by the 10-year Treasury, ended the year little changed. Corporate bonds performed well again in 2004, particularly lower-quality issues, defying expectations given their strength in 2003. The US dollar weakened in comparison to other major currencies, particularly in the fourth quarter. Concerns about the US current account deficit and budget deficit played a role in the dollar’s decline.

The Portfolio was roughly 65% invested in stocks and 35% invested in fixed income at year-end. The stock market favored “old economy” sectors such as energy, industrials, materials, and utilities during the year. Value stocks outperformed growth stocks, and investors paid more attention to dividend-paying stocks. The Portfolio continued to pursue its strategy of paying close attention to company fundamentals and valuation, and was able to take advantage of these market themes.

On an absolute basis, energy and utilities were the Portfolio’s strongest-performing equity sectors. The Portfolio’s largest sector weightings were in financials, information technology, and health care. Stock selection in the financials sector was a negative in terms of performance relative to the S&P 500. The Portfolio was somewhat overweighted in the information technology sector, which was among the market’s weaker-performing sectors. This overweighting detracted slightly from relative investment results, but the Portfolio’s technology holdings as a whole performed better than those of the benchmark. Industrials stocks performed strongly in 2004, and the Portfolio’s good stock selection in this area was a major positive contributor to relative investment results; the Portfolio’s industrial conglomerate holdings performed especially well. Given the run-up in oil prices during the year, the Portfolio’s overweighting in the energy sector boosted both relative and absolute investment results. Health care was the S&P 500’s worst-performing sector during 2004, but because of good stock selection, the Portfolio’s health care holdings performed well and were additive to relative investment results.

During 2004, the fixed-income portion of the Portfolio was positioned defensively with respect to interest rates and credit quality. The Portfolio’s shorter duration negatively impacted investment results when, atypically, long-term rates fell after the Fed began to raise short-term rates. During this period, long-term bonds outperformed shorter-term holdings. Relative performance was also hurt by our underweighting in corporate bonds, specifically our underweighting in lower-quality corporates. The Portfolio had less exposure to corporate bonds than did the Lehman Brothers Government/Credit Index, and the Portfolio’s holdings were higher-quality. However, the market rewarded risk more than we expected.
__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Income and Growth Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Value	Percent of Net Assets
Common Stocks and Corporate Fixed-Income Securities:
Aerospace and Defense	$10,460	0.4
Auto Components	15,253	0.6
Automobiles	15,374	0.6
Beverages	50,933	2.0
Biotechnology	17,672	0.7
Building Products	8,767	0.3
Capital Markets	94,480	3.6
Chemicals	56,883	2.2
Commercial Banks	104,797	4.0
Commercial Services and Supplies	42,594	1.6
Communications Equipment	67,631	2.6
Computers and Peripherals	109,651	4.2
Consumer Finance	123,826	4.7
Diversified Financial Services	99,935	3.8
Diversified Telecommunication Services	51,019	2.0
Electric Utilities	9,058	0.3
Electronic Equipment and Instruments	9,465	0.4
Energy Equipment and Services	8,029	0.3
Food and Staples Retailing	86,686	3.3
Food Products	24,446	0.9
Health Care Equipment and Supplies	7,254	0.3
Health Care Providers and Services	47,412	1.8
Hotels, Restaurants and Leisure	39,159	1.5
Household Durables	9,911	0.4
Household Products	58,369	2.2
Index Derivatives	13,508	0.5
Industrial Conglomerates	100,087	3.9
Insurance	89,796	3.4
Internet and Catalog Retail	11,630	0.4
Internet Software and Services	8,826	0.3
Machinery	35,270	1.4
Media	89,560	3.4
Metals and Mining	25,828	1.0
Multi-Line Retail	8,828	0.3
Multi-Utilities and Unregulated Power	63,159	2.4
Oil and Gas	62,347	2.4
Paper and Forest Products	9,411	0.4
Pharmaceuticals	175,460	6.7
Semiconductors and Semiconductor Equipment	55,722	2.1
Software	99,741	3.8
Specialty Retail	15,543	0.6
Systems Software	8,620	0.3
Thrifts and Mortgage Finance	44,533	1.7
Tobacco	42,159	1.6
Wireless Telecommunication Services	53,575	2.1
Total Common Stocks and Corporate Fixed-Income Securities	2,182,667	83.8
US Government and Government Agency Securities	357,398	13.7
Short-Term Holding and Other Assets Less Liabilities	63,189	2.5
Net Assets	$2,603,254	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
US Treasury Bonds 5.375%, 2/15/2031*
US Treasury Notes 3.125%, 4/15/2009
FNMA:
2.81%, 9/28/2006*
5%, 5/1/2034*
General Motors Acceptance 2.51%, 1/16/2007*
Verizon Communications*
Andrx*
Safeway 5.625%, 8/15/2014*
General Electric 2.148%, 9/15/2014*
US Treasury Notes 3.50%, 11/15/2009*

Largest Sales
FNMA 5.24%, 8/7/2018**
General Motors Acceptance 8.375%, 7/15/2033**
FHLMC 6%, 3/1/2033**
L-3 Communications Holdings**
FHLB 5%, 5/13/2011**
ConocoPhillips**
Sprint Capital 8.375%, 3/15/2012**
Entergy Gulf States 5.25% 8/1/2015**
ChevronTexaco**
U.S. Bancorp**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

_____________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio

$20,000
15,000
10,000
5,000
0
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

	Value at 12/31/04	Average Annual Total Returns One Year	Five Years	Ten Years
Seligman International Growth Portfolio				
Class 1	$13,383	24.19%	(6.72)%	2.96%
Lipper International Funds Average*	n/a	18.04	(2.02)	6.43
Lipper International Multi-Cap Growth Funds Average*	n/a	16.64	(4.70)	5.94
MSCI EAFE Index*	17,813	20.70	(0.80)	5.94

* See benchmark descriptions on pages 30 to 32.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions.

For the year ended December 31, 2004, Seligman International Growth Portfolio posted a strong total return of 24.19%. During the same time period, the Lipper International Funds Average returned 18.04%, the Lipper International Multi-Cap Growth Funds Average returned 16.64%, and the MSCI EAFE Index returned 20.70%.

During 2004, international equity markets outperformed US equity markets. Most sectors advanced strongly, with only the technology and health care sectors lagging behind. Value stocks outperformed growth stocks, both internationally and in the US.

Over the past twelve months, there was mounting evidence that a global economic recovery was taking hold. This recovery was accompanied by low inflation levels worldwide, with major central banks keeping interest rates low during the early part of 2004. As the year progressed, high oil and commodity prices began taking a toll on global economic activity. These rising prices resulted in a period of synchronized slowing in the major world economies. Further, to thwart inflationary pressures in the face of this economic slowdown, many countries began to tighten monetary and fiscal policies. Nowhere was this more evident than in the US economy, where we saw the US Federal Reserve Board raise interest rates by a total of 1.25% on five occasions during the year.

The Portfolio’s outperformance versus the benchmark was driven by strong stock selection within the health care and information technology sectors. Although the returns of these sectors in the benchmark were the lowest of any sectors, the returns of the Portfolio’s technology and health care holdings were the two highest. The three largest contributors to the Portfolio’s absolute return were all from these two sectors: an Irish biotechnology company, a Canadian communications equipment company, and a Finnish communications equipment company.

Relative outperformance was offset somewhat by the Portfolio’s weak stock selection in the industrials and telecommunications services sectors, as well as by an underweighted position in the strong-performing utilities sector. Three of the largest detractors from absolute returns were a French capital goods company, a German financial company, and a French information technology company.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio

Diversification of Net Assets by Industry (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	3	$123,916	$163,755	4.4
Automobiles	3	99,770	115,339	3.1
Beverages	1	41,381	45,760	1.2
Building Products	1	29,982	32,651	0.9
Capital Markets	2	64,854	68,040	1.8
Commercial Banks	8	393,169	465,818	12.4
Commercial Services and Supplies	1	64,501	75,680	2.0
Communications Equipment	5	270,839	330,510	8.8
Construction and Engineering	1	15,672	20,585	0.5
Diversified Telecommunication Services	2	74,813	80,307	2.1
Electronic Equipment and Instruments	1	44,145	44,810	1.2
Energy Equipment and Services	2	54,602	62,006	1.7
Food and Staples Retailing	1	37,577	38,558	1.0
Food Products	1	60,521	71,872	1.9
Health Care Equipment and Supplies	1	58,655	78,015	2.1
Hotels, Restaurants and Leisure	3	124,941	136,008	3.6
Household Durables	2	44,240	42,814	1.1
Insurance	1	62,873	79,203	2.1
Internet and Catalog Retail	1	53,102	61,138	1.6
IT Services	1	41,182	55,452	1.5
Machinery	1	29,756	30,442	0.8
Marine	1	30,045	38,624	1.0
Media	5	271,994	298,205	8.0
Multi-Line Retail	1	43,890	51,127	1.4
Oil and Gas	4	154,632	184,660	4.9
Pharmaceuticals	2	117,797	242,010	6.5
Real Estate	1	38,723	78,373	2.1
Road and Rail	1	34,400	48,709	1.3
Semiconductors and Semiconductor Equipment	1	13,118	13,154	0.4
Software	1	69,482	108,345	2.9
Specialty Retail	2	122,692	162,332	4.3
Textiles, Apparel and Luxury Goods	2	109,964	127,094	3.4
Tobacco	2	126,526	162,538	4.3
Transportation Infrastructure	1	43,078	55,986	1.5
Wireless Telecommunication Services	1	60,850	73,263	2.0
	67	3,027,682	3,743,183	99.8
Other Assets Less Liabilities	—	5,151	5,986	0.2
Net Assets	67	$ 3,032,833	$3,749,169	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
EMI Group*
Bayerische Hypo-und Vereinsbank*
Esprit Holdings*
Banco Bilbao Vizcaya Argentaria*
France Telecom*
Grupo Televisa (ADR)*
Adidas-Salomon*
Carnival*
Schering*
UFJ Holdings*

Largest Sales
Research In Motion
Nintendo**
Roche Holding**
Muenchener Rueckversicherungs-Gesellschaft**
Groupe Danone**
Telefonica**
Pinault-Printemps-Redoute**
AXA**
LG Electronics**
Dixons Group**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio

For the year ended December 31, 2004, Seligman Investment Grade Fixed Income Portfolio posted a total return of 2.41%. During the same time period, the Lehman Brothers Government Bond Index returned 3.48% and the Lipper Corporate Debt Funds BBB-Rated Average returned 5.30%. At the end of 2003, the bond market had traded off dramatically, particularly 10-year Treasury bonds, which saw their yields rise by 1.00%. This past year was much less volatile, with spreads tight and bonds generally trading within a narrow range. The bond market was slow from the standpoint of issuance and secondary trading. Corporate issuance was light, and this dampened market activity in general. The decrease in issuance is due to the fact that in 2003 we had seen interest rates at 40-year lows; in general, those who wanted to issue bonds to take advantage of lower rates had already done so.

US economic growth was robust in the first quarter of 2004, then appeared to slow somewhat in the second quarter. Job growth continued to lag the relative strength in gross domestic product (GDP) growth. Oil prices surged to more than $50 a barrel in the third quarter, causing concern among investors, but inflation remained low (which tends to be positive for long-term interest rates). Oil prices moderated in the fourth quarter. The Federal Reserve Board raised the short-term federal funds rate on five occasions beginning in June, for a total increase of 1.25%. Given the Fed’s moves, we had expected higher rates across the yield curve, often referred to as a bear flattening. Surprisingly, however, long-term bonds rallied, and what we witnessed was a bull flattening in which short-term rates rose and yields on long-term bonds declined. We believe there is no fundamental reason for long-term rates to move as low as they did, and we believe the market was ignoring economic fundamentals. In our view, some of the factors contributing to the rally in long-term rates included: higher oil prices, low inflation, and an abundance of cash coming in from foreign investors.

Corporate bonds had performed strongly beginning in late 2002 and throughout most of 2003, and it seemed to us unlikely that they would repeat this strength in 2004. However, while corporate bonds did not perform as well as they had during the previous year, they did perform better than expected, particularly the lower-quality, riskier issues.

The Portfolio had come into 2004 with a defensive positioning in light of strengthening economic indicators and an improving geopolitical environment. At that time we anticipated that the yield curve would remain relatively flat until the Federal Reserve became active and began raising interest rates. The Portfolio went from a long to a neutral to a short duration exposure. Duration is the average amount of time it takes to receive interest and principal on a bond. It is a measure of sensitivity to changing interest rates. The longer the duration, typically the more sensitive the portfolio is to changing interest rates. We avoided Treasuries because we thought that any increase in interest rates would cause these bonds to lose principal value. We had moved out of corporate bonds somewhat, given the fact that they had performed so well in 2003 and the fact that they were richly valued. Instead, the Portfolio increased its exposure to US government agency issues and to mortgage-backed securities, where we believed we could find more value. In the mortgage sector, we bought very high-quality liquid pass-throughs issued by Fannie Mae and Freddie Mac. We upgraded the Portfolio’s corporate credit quality, focusing on sectors such as financials and industrials. We also made a move from fixed-rate to floating-rate notes. By and large, this is how the Portfolio was positioned throughout 2004.

As rates rallied in the second quarter of 2004, the Portfolio continued to be defensively positioned with a shorter duration than the Lehman Index. This had a negative impact on the Portfolio’s relative performance when, atypically, long-term rates fell after the Fed began to raise short-term rates. During this period, long-term bonds outperformed shorter-term holdings. Relative performance was also hurt by our underweighting in corporate bonds, specifically our underweighting in lower-quality corporates. The Portfolio had less exposure to corporate bonds than did the Lehman Index, and the Portfolio’s holdings were higher-quality. However, the market rewarded risk more than we expected.

On the other hand, the Portfolio’s exposure to mortgages helped performance, as this added yield. The flattening of the yield curve (i.e., short-term rates rising while long-term rates rise less or even fall) also helped the Portfolio in this regard. By owning floating rate notes, our coupons (interest payments) have moved higher in conjunction with short-term rates.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Value	Percent of Net Assets
US Government and Government Agency Securities	$ 1,940,903	54.5
Corporate Fixed-Income Securities:
Aerospace and Defense	6,402	0.2
Automobiles	40,998	1.2
Beverages	24,880	0.7
Capital Markets	90,160	2.5
Chemicals	51,124	1.4
Commercial Banks	104,379	2.9
Commercial Services and Supplies	21,680	0.6
Computers and Peripherals	32,836	0.9
Consumer Finance	249,888	7.0
Diversified Financial Services	81,029	2.3
Diversified Telecommunication Services	45,367	1.3
Electric Utilities	103,951	2.9
Food and Staples Retailing	46,515	1.3
Health Care Providers and Services	44,338	1.2
Household Durables	39,643	1.1
Household Products	67,585	1.9
Media	65,869	1.9
Multi-Utilities and Unregulated Power	128,391	3.6
Thrifts and Mortgage Finance	44,932	1.3
Wireless Telecommunication Services	69,467	2.0
Total Corporate Fixed-Income Securities	1,359,434	38.2
Short-Term Holdings and Other Assets Less Liabilities	260,635	7.3
Net Assets	$3,560,972	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
US Treasury Notes 2.625%, 11/15/2006*
US Treasury Bonds 5.375%, 2/15/2031*
FNMA 5%, 5/1/2034*
US Treasury Notes 3.125%, 4/15/2009
FNMA 2.81%, 9/28/2006*
US Treasury Notes:
3.125%, 10/15/2008*
3.50%, 11/15/2009*
General Motors Acceptance 2.51%, 1/16/2007*
General Electric 2.148%, 9/15/2014*
Safeway 5.625%, 8/15/2014*

Largest Sales
US Treasury Notes 4.25%, 11/15/2013**
FHLMC 4.25%, 5/4/2009**
FNMA 5.24%, 8/7/2018**
FHLMC:
6%, 3/1/2033**
6.50%, 7/1/2032**
General Motors Acceptance 8.375%, 7/15/2033**
FNMA 6%, 3/1/2033**
FHLB 5%, 5/13/2011**
Sprint Capital 8.375%, 3/15/2012**
Private Export Funding 5.685%, 5/15/2012**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Growth Portfolio

$15,000
10,000
5,000
0
5/1/99
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

	Value at 12/31/04	Average Annual Total Returns One Year	Five Years	Since Inception 5/1/99
Seligman Large-Cap Growth Portfolio				
Class 1	$7,431	5.71%	(9.38)%	(5.10)%
Lipper Large-Cap Core Funds Average*	n/a	7.78	(3.45)	(1.11)†
Lipper Large-Cap Growth Funds Average*	n/a	7.18	(8.22)	(3.30)†
Russell 1000 Growth Index*	7,678	6.30	(9.28)	(4.55)†

* See benchmark descriptions on pages 30 to 32.

† From April 30, 1999

For the year ended December 31, 2004, Seligman Large-Cap Growth Portfolio posted a total return of 5.71%. During the same time period, the Lipper Large-Cap Core Funds Average returned 7.78%, the Lipper Large-Cap Growth Funds Average returned 7.18%, and the Russell 1000 Growth Index returned 6.30%.

Returns for US equity markets were essentially flat for most of the year, with gains restrained by soaring energy prices, a close US presidential race, and concerns about rising interest rates. For most of the year, growth stocks sharply underperformed value stocks, particularly among larger companies. Technology stocks were further hampered in the third quarter by some disappointing earnings announcements delivered within the software industry. The fourth quarter, however, saw a strong and broad market rally, which was driven, we believe, by a sharp decline in oil prices at the end of October, and was given a further boost by a quick resolution to the presidential election in November. The year ended with strong gains for US stocks as a whole.

The Portfolio maintained heavy technology exposure during the year, and at year-end it represented the Portfolio’s largest sector weighting. While technology stocks did rally in the fourth quarter on upbeat earnings announcements and increased merger activity, it was the worst-performing sector within the Russell Index for the year, and the Portfolio’s overweighting in this sector detracted from the Portfolio’s returns. However, the technology stocks the Portfolio owned significantly outperformed the technology sector of the Russell Index, allowing this sector to make a positive contribution to the Portfolio’s relative returns for the year.

The Portfolio’s second-largest sector weighting was health care, and the Portfolio was overweighted in this sector as well. Large-cap health care stocks, as a group, delivered relatively weak returns during the year, dragged down by revelations that certain widely used pain relievers present long-term risks to patients.  While the Portfolio’s overweighting in the group did negatively impact relative returns, the health care stocks the Portfolio held outperformed large-cap health care stocks as a whole. In the fourth quarter, these stocks benefited from the reelection of President Bush, as many believed the President will provide a favorable legislative environment for these companies.

During the course of the year, we moved the Portfolio to an underweighted position in consumer stocks. Over the past few years, consumer spending has remained strong as a result of tax cuts, tax rebates, low interest rates, and residential refinancing. We believed that the effects of these stimuli would wane, and that stock-price valuations for the group had risen to unsustainable levels. Consumer discretionary stocks within the Russell 1000 Growth Index (the “Russell Index”) delivered strong returns, but the Portfolio’s holdings within this area underperformed. Consumer staples stocks were poor performers as a whole, and the Portfolio’s holdings here lagged those of the Index.

During the year, we believed the economy would continue to strengthen and thus overweighted stocks in the industrials sector, which tend to benefit from increased economic activity. This overweighting helped relative returns since the sector was a strong performer within the large-cap growth universe. In addition, the industrials stocks within the Portfolio were relative outperformers, further boosting the Portfolio’s returns relative to the Russell Index. The Portfolio’s holdings in the group were split among business services companies and more traditional manufacturing companies. These companies have experienced generally strong growth and many have successfully increased prices to offset higher energy costs, allowing them to maintain profit growth.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Growth Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks and Warrants:
Aerospace and Defense	2	$84,634	$93,110	4.1
Automobiles	1	10,794	15,188	0.7
Beverages	2	82,764	72,950	3.2
Biotechnology	4	97,214	109,652	4.8
Commercial Services and Supplies	1	11,658	11,690	0.5
Communications Equipment	6	119,003	131,688	5.8
Computers and Peripherals	3	128,914	170,246	7.5
Construction and Engineering	1	10,875	10,902	0.5
Consumer Staples	1	17,980	17,912	0.8
Energy Equipment and Services	2	39,060	43,629	1.9
Food and Staples Retailing	1	10,281	11,511	0.5
Health Care Equipment and Supplies	4	74,362	79,459	3.5
Health Care Providers and Services	3	43,143	46,064	2.0
Hotels, Restaurants and Leisure	3	69,875	93,453	4.1
Household Products	2	70,836	73,750	3.3
Industrial Conglomerates	3	134,523	178,606	7.9
Insurance	2	103,581	106,911	4.7
Internet and Catalog Retail	1	12,871	23,261	1.0
IT Services	2	41,779	43,017	1.9
Machinery	1	38,113	48,755	2.2
Media	3	116,066	124,052	5.5
Multi-Line Retail	2	56,371	66,129	2.9
Pharmaceuticals	7	247,591	270,685	12.0
Semiconductors and Semiconductor Equipment	3	135,660	146,362	6.5
Software	4	192,320	179,985	8.0
Specialty Retail	2	57,871	65,188	2.9
	66	2,008,139	2,234,155	98.7
Short-Term Holding and Other Assets Less Liabilities	1	28,215	28,215	1.3
Net Assets	67	$2,036,354	$2,262,370	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
EMC*
Texas Instruments*
Procter & Gamble
Time Warner
American International Group
Boeing
3M*
Halliburton*
Corning*
Comcast (Class A)*

Largest Sales
Wal-Mart Stores**
Pfizer
General Electric
Eaton**
Abbot Laboratories
Goldman Sachs Group**
Accenture (Class A)
Deere**
UnitedHealth Group**
QUALCOMM

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio

For the year ended December 31, 2004, Seligman Large-Cap Value Portfolio posted a total return of 16.25%. During the same time period, the Lipper Large-Cap Value Funds Average returned 11.93%, the Lipper Multi-Cap Value Funds Average returned 14.39%, the Russell 1000 Value Index returned 16.49%, and the S&P 500 Index returned 10.87%.

In 2004, we saw a continuation of economic growth in the US economy. Corporations enjoyed record profit margins and record earnings growth rates. First-quarter earnings were up over 25% for S&P 500 companies, and this was repeated in the second quarter. Companies have been successful in controlling costs, in many cases cutting expenses to the bone, and this contributed to the record earnings. Confident that the economic recovery was on solid footing, the Federal Reserve Board raised short-term interest rates on five occasions in 2004, for a total increase of 1.25%.  At the same time, other economic indicators such as job growth remained weak and the US dollar continued its slide against other major currencies. Investors were further worried by a significant increase in oil prices. Inflation, however, remained in check despite the spike in oil.

Risk aversion seems to have been a stock market theme in 2004. The market traded sideways during the first three quarters of the year, as many investors chose to wait out the uncertainty on the sidelines. Most of the gains in equities came during the fourth quarter, aided by the quick resolution of the US presidential election and the moderation in oil prices to below $50 a barrel. Investors continued to favor value stocks over growth stocks in 2004, and the market continued to reward high-quality stocks over those stocks perceived to be riskier.

As it did in 2003, the Portfolio had a pro-cyclical tilt during 2004, and overall Portfolio performance benefited as a result. The Portfolio’s investment strategy focused mainly on: companies with excess cash and strong balance sheets; companies able and willing to raise their dividends; and late-economic-cycle companies, as opposed to early-cycle.

The Portfolio’s performance during 2004 was strong on an absolute basis. Relative to the Russell 1000 Value Index (the “Russell Index”), the Portfolio underperformed slightly. The Portfolio’s largest sector concentration was in financials, although the Portfolio was underweighted versus the Russell benchmark. While the financials sector was a positive performer, stock selection here detracted from the Portfolio’s relative performance. Industrials and materials represented the Portfolio’s second- and third-largest sector weightings, respectively, and the Portfolio was overweighted versus the Russell Index in both areas. The industrials and materials sectors both posted gains in 2004, and the Portfolio’s returns here were about even with those of the Russell Index.

The largest positive contributor to the Portfolio’s relative performance came from the energy sector. The Portfolio maintained an underweighting in this sector, but because of good stock selection the Portfolio posted exceptionally strong returns in the sector. With the run-up in commodity prices during the year, oil and gas companies were strong beneficiaries. Strong stock selection in the utilities sector also boosted the Portfolio’s absolute and relative performance. The consumer staples and consumer discretionary sectors also boosted the Portfolio’s relative investment results; the Portfolio’s holdings in a large food and staples wholesaler and a large multiline retailer performed especially well during the year.

Health care was a relatively weak-performing sector during the year. While the Portfolio’s health care holdings performed better than those of the overall market, the Portfolio’s relative investment results were hurt by its overweighting in the sector and by the poor performance of one of its pharmaceutical holdings. Stock selection in the information technology sector hurt the Portfolio’s relative results. In particular, a communications equipment holding was a poor performer.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	2	$203,164	$327,670	6.1
Automobiles	1	216,143	146,400	2.8
Capital Markets	1	245,745	210,546	4.0
Chemicals	2	247,926	374,640	7.0
Commercial Banks	2	286,788	375,880	7.0
Communications Equipment	1	143,186	148,533	2.8
Computers and Peripherals	1	179,844	177,444	3.3
Diversified Financial Services	1	176,519	175,545	3.3
Food and Staples Retailing	1	144,461	193,780	3.6
Health Care Equipment and Supplies	2	271,004	287,170	5.4
Industrial Conglomerates	1	121,720	146,000	2.7
Insurance	4	592,904	624,390	11.7
Machinery	1	126,953	175,518	3.3
Multi-Line Retail	1	73,249	165,600	3.1
Multi-Utilities and Unregulated Power	1	60,657	191,380	3.6
Oil and Gas	2	179,793	316,430	5.9
Paper and Forest Products	1	145,235	187,400	3.5
Pharmaceuticals	1	189,283	166,101	3.1
Road and Rail	2	279,753	334,900	6.3
Specialty Retail	1	103,399	105,600	2.0
Thrifts and Mortgage Finance	2	266,799	311,763	5.8
Tobacco	1	98,330	183,300	3.4
	32	4,352,855	5,325,990	99.7
Short-Term Holding and Other Assets Less Liabilities	1	15,734	15,734	0.3
Net Assets	33	$4,368,589	$5,341,724	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Caterpillar*
Prudential Financial*
Union Pacific

Largest Sales
Pfizer**
International Paper**
Valero Energy
J.C. Penney
AES
Dow Chemical
Altria Group
Praxair
International Business Machines
Kimberly-Clark**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio

For the year ended December 31, 2004, Class 1 shares of Seligman Smaller-Cap Value Portfolio posted a total return of 19.95%. During the same time period, the Lipper Small-Cap Core Funds Average returned 18.34%, the Lipper Small-Cap Value Funds Average returned 20.86%, and the Russell 2000 Value Index returned 22.25%.

2004 will be remembered as the sixth straight year of outperformance for small-capitalization stocks as compared to their large-cap brethren. 2004 was also the fourth year in the last five in which value stocks outperformed growth stocks within the small-cap arena. In short, it has been an extremely favorable environment for small-cap value investors. There are several reasons behind this. Small companies historically have grown their earnings at a faster rate than larger companies. Even more important, however, is the fact that the Federal Reserve Board’s stimulative monetary policy fostered an environment supporting reasonable economic growth and low interest rates, both of which are extremely important in driving positive investor sentiment. Further, with the passage of each additional quarter of better-than-average returns, small-cap stocks have attracted the interest of a wider audience, notably those investors and pension plan trustees that are typically more conservative in nature.

At year-end, the Portfolio’s largest sector weightings were in the industrials, materials, and information technology sectors. Both the industrials and materials sectors performed strongly during the year, boosting the Portfolio’s absolute and relative investment results. Relative to the Russell Index, the Portfolio’s results were aided by our overweighting in the materials sector, as well as good stock selection here (the Portfolio’s chemical companies performed especially well). Good stock selection in the industrials sector also positively impacted relative returns. The Portfolio’s consumer discretionary holdings underperformed those of the Russell Index, detracting from relative performance. The information technology sector was the largest drag on the Portfolio’s relative performance; the Portfolio was overweighted here and was hurt by stock selection.

Our strategy for managing the Portfolio was to emphasize companies with the ability to deliver earnings growth and positive earnings surprises, as well as those companies that have the cash flow to supplement this growth by returning excess cash to shareholders in whatever manner they determine to be prudent, i.e., acquisition, share buybacks, or dividends. The Portfolio’s investments have been focused in the areas of the economy most able to take advantage of trends such as the falling US dollar, increased capital expenditures, rising commodity prices, and the return of pricing power. We de-emphasized those companies most dependent on consumer spending; we believe that rising energy and health care costs, coupled with tepid job and income growth, will not provide an easy environment for consumers and will not provide for many upside surprises. Consumers’ balance sheets improved in 2004, driven by a strong increase in home values. Additionally, in recognition of the stronger results for small-cap stocks in general and the stock market’s appetite for risk, we have allowed the average market capitalization of the portfolio to increase, providing a bit more investment flexibility and liquidity.

Returns in the Portfolio were driven by a focus on later-cycle industrial and materials stocks that have been able to take advantage of improving pricing power and capital spending budgets. These stocks experienced significant price appreciation in 2004. Many of these stocks benefited from improved pricing power in many industries, including coal, brass, soybeans, ethylene, specialty chemicals, trucking services and international logistics.

One of the Portfolio’s largest holdings was a household durables company whose stock price has risen ten-fold since we acquired it, and which we continue to favor. We feel that this company has competed exceptionally well with its German peers in establishing a large and profitable niche in a growing list of automobile platforms in the world.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio

Diversification of Net Assets (unaudited)
December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Common Stocks:
Aerospace and Defense	1	$5,332,442	$7,551,000	2.5
Airlines	1	7,911,483	8,124,000	2.7
Beverages	1	1,674,794	3,720,800	1.2
Biotechnology	3	12,520,180	12,781,040	4.2
Chemicals	6	28,315,666	45,290,700	14.9
Commercial Services and Supplies	4	16,108,288	30,257,300	10.0
Communications Equipment	1	7,250,240	7,210,500	2.4
Computers and Peripherals	1	7,394,494	8,517,600	2.8
Containers and Packaging	1	2,217,946	2,802,750	0.9
Electrical Equipment	1	3,826,714	4,668,025	1.5
Electronic Equipment and Instruments	1	2,838,282	6,601,000	2.2
Energy Equipment and Services	2	9,920,310	12,991,400	4.3
Food Products	1	2,095,698	5,701,000	1.9
Health Care Providers and Services	3	14,570,151	20,283,000	6.7
Hotels Restaurants and Leisure	1	7,071,242	6,520,000	2.2
Household Durables	1	1,200,025	6,985,000	2.3
Insurance	3	13,145,959	16,025,700	5.3
IT Services	1	7,348,104	5,580,250	1.8
Machinery	3	18,181,213	20,880,300	6.9
Media	1	2,783,798	3,274,764	1.1
Metals and Mining	1	3,028,817	7,281,900	2.4
Multi-Line Retail	1	6,672,606	5,563,200	1.8
Paper and Forest Products	1	2,774,501	2,638,200	0.9
Pharmaceuticals	1	2,848,618	6,481,200	2.1
Road and Rail	1	1,979,950	5,831,150	1.9
Semiconductors and Semiconductor Equipment	2	11,913,986	12,308,550	4.1
Software	2	11,320,788	9,925,150	3.3
Specialty Retail	1	6,978,105	7,302,000	2.4
Thrifts and Mortgage Finance	2	8,540,177	10,350,000	3.4
	49	227,764,577	303,447,479	100.1
Short-Term Holding and Other Assets Less Liabilities	1	(455,272)	(455,272)	(0.1)
Net Assets	50	$227,309,305	$302,992,207	100.0

Largest Portfolio Changes
During the Six Months Ended December 31, 2004

Largest Purchases
Credence Systems*
Finish Line (Class A)*
Hercules*
Waste Connections*
EnerSys*
Terex
Eon Labs
Ruby Tuesday
Andrx
Allmerica Financial

Largest Sales
American Eagle Outfitters**
Urban Outfitters**
Millennium Chemicals**
Furniture Brands International**
Crompton
Trimble Navigation
Peabody Energy
Hanover Compressor
Navistar International**
Select Medical

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Seligman Portfolios, Inc.

Benchmarks

Lipper Averages

Corporate Debt Funds BBB-Rated is an average of funds that invest primarily in corporate and government debt issues rated in the top four grades.

Global Funds in an average of funds that invest at least 25% of its portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Global Large-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index ($12.3 billion as of December 31, 2004). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Global Small-Cap Funds is an average of funds that invest at least 25% of its portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of its investments to companies with market capitalizations less than US $1 billion at the time of purchase.

Global Small/Mid-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World Broad Market Index ($3.4 billion as of December 31, 2004). Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

High Current Yield Funds is an average of funds that aim at high (relative) current yields from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Income Funds is an average of funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

International Funds is an average of funds that invest their assets in securities with primary trading markets outside of the United States.

International Multi-Cap Growth Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index ($13.4 billion as of December 31, 2004). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Large-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Large-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Large-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

_____________
See footnotes on page 32.

Seligman Portfolios, Inc.

Benchmarks

Lipper Averages (continued)

Mid-Cap Funds is an average of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

Mid-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Multi-Cap Value Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) over 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Science & Technology Funds is an average of funds that invest at least 65% of its equity portfolio in science and technology stocks.

Small-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2004). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2004). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2004). Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Indices

Citigroup Broad Market Index Less Than US$2 Billion Index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US$100 million and not more than US$2 billion.

Citigroup Extended Market (EM) Index World represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Citigroup World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the US and Canada.

Goldman Sachs Technology Indexes are a family of equity indexes designed as equity benchmarks for US traded technology and internet-related securities.

Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government. Flower bonds and pass-through issues are excluded.

Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2004, it consisted of 21 developed market country indices.

_____________
See footnotes on page 32.

Seligman Portfolios, Inc.

Benchmarks

Indices (continued)

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2004, it consisted of 23 developed market country indices.

MSCI World Growth Index is a market-capitalization-weighted equity index comprising 23 countries and representing “growth” (high price to book value) securities in the world’s developed stock markets.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization.

_____________
Adapted from materials from the websites of Citigroup, Goldman Sachs, Lehman, Morgan Stanley, Russell and Standard & Poor’s.
The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or an index.

Understanding and Comparing
Your Portfolio’s Expenses

As an investor in a Portfolio of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Portfolio and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing expenses of investing in a Portfolio only and do not reflect any costs that may be charged by insurance compainies’ separate accounts or by any pension or retirement plan. Therefore, the tables are useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if these costs were included, your total expenses would have been higher.

The tables are based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

_____________
Continued on page 33.

Seligman Portfolios, Inc.

Understanding and Comparing Your Portfolio’s Expenses

(Continued from page 32.)

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Portfolio that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Portfolio and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Portfolio. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

				Actual		Hypothetical
Portfolio	Beginning Account Value 7/1/04	Annualized Expense Ratio*	Annualized Expense Reimbursement Ratio†	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04
Capital
Class 1	$1,000.00	0.97%	—	$1,017.40	$4.91	$1,020.26	$4.91
Class 2	1,000.00	1.22	—	1,015.90	6.17	1,019.00	6.17
Cash Management	1,000.00	0.70	0.70%	1,004.70	3.52	1,021.62	3.55
Common Stock	1,000.00	0.75	—	1,080.90	3.91	1,021.37	3.80
Communications and Information
Class 1	1,000.00	1.04	—	1,046.20	5.33	1,019.91	5.27
Class 2	1,000.00	1.29	—	1,044.20	6.61	1,018.65	6.53
Frontier	1,000.00	1.55	—	1,083.80	8.10	1,017.34	7.84
Global Growth	1,000.00	1.75	3.06	1,068.20	9.07	1,016.34	8.85
Global Smaller Companies	1,000.00	2.00	2.93	1,127.20	10.67	1,015.08	10.10
Global Technology
Class 1	1,000.00	1.90	0.34	1,030.40	9.67	1,015.58	9.60
Class 2	1,000.00	2.05	0.34	1,028.90	10.43	1,014.83	10.35
High-Yield Bond	1,000.00	1.23	—	1,075.90	6.40	1,018.95	6.23
Income and Growth	1,000.00	1.15	0.43	1,061.60	5.94	1,019.36	5.82
International Growth	1,000.00	2.00	2.49	1,114.00	10.60	1,015.08	10.10
Investment Grade	1,000.00	0.85	0.35	1,032.60	4.33	1,020.86	4.31
Large-Cap Growth	1,000.00	1.84	—	1,034.20	9.38	1,015.89	9.30
Large-Cap Value	1,000.00	1.34	—	1,101.90	7.06	1,018.40	6.78
Smaller-Cap Value
Class 1	1,000.00	1.17	—	1,120.70	6.22	1,019.25	5.92
Class 2	1,000.00	1.36	—	1,117.70	7.22	1,018.30	6.88

*	Expenses of Class 2 shares differ from the expenses of Class 1 shares due to the differences in 12b-1 fees paid. See the Fund’s prospectus for a description of each share class and its expenses.
**
Expenses are equal to the Portfolio’s annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

†
The Manager, at its discretion, has agreed to reimburse expenses, other than management and 12b-1 fees, that exceed a certain rate per annum of the average daily net assets of certain Portfolios. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher. See note 5 to the Financial Statements on pages 74 and 75 of this report for additional information.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Capital Portfolio

	Shares	Value
Common Stocks 98.2%
Aerospace and Defense 2.7%
Precision Castparts	3,700	$243,016
Rockwell Collins	4,100	161,704
		404,720

Airlines 1.6%
Northwest Airlines*	13,900	151,649
Southwest Airlines	5,700	92,796
		244,445

Biotechnology 7.9%
Amylin Pharmaceuticals*	3,700	86,451
Encysive Pharmaceuticals*	7,000	69,405
Eyetech Pharmaceuticals*	2,700	122,769
Gen-Probe*	1,500	67,807
Genzyme*	2,400	139,356
Martek Biosciences*	5,900	301,873
MedImmune*	5,550	150,377
Onyx Pharmaceuticals*	1,400	45,395
OSI Pharmaceuticals*	1,100	82,286
Serologicals*	3,200	71,040
United Therapeutics	1,600	72,064
		1,208,823

Building Products 0.9%
American Standard*	3,300	136,356

Chemicals 2.4%
Airgas	8,700	230,637
Cytec Industries	2,500	128,550
		359,187

Commercial Services and Supplies 11.0%
Cintas	7,200	315,396
Robert Half International	10,200	300,186
Manpower	7,100	342,930
Herman Miller	14,600	403,471
Monster Worldwide	9,400	316,592
		1,678,575

Communications Equipment 2.6%
Avaya*	5,500	94,600
Juniper Networks*	6,700	182,140
Lucent Technologies*	19,100	71,816
Polycom*	1,700	39,610
		388,166

Computers and Peripherals 2.9%
Apple Computer*	1,900	122,322
Komag	4,600	86,365
Network Appliance*	3,800	126,217
Seagate Technology*	6,000	103,620
		438,524

Construction and Engineering 2.0%
Fluor	2,700	147,177
Jacobs Engineering Group	3,300	157,707
		304,884

Electrical Equipment 0.9%
Rockwell Automation	2,800	138,740

Electronic Equipment and Instruments 3.1%
Cogent	900	29,579
Solectron	13,200	70,356
Symbol Technologies	12,600	217,980
Trimble Navigation*	4,600	151,823
		469,738

Energy Equipment and Services 0.7%
Smith International*	2,000	108,820

Food and Staples Retailing 0.4%
NeighborCare*	1,800	55,134

Food Products 2.7%
Hershey Foods	1,800	99,972
McCormick & Co.	5,400	208,440
William Wrigley, Jr.	1,400	96,866
		405,278

Health Care Equipment and Supplies 4.2%
C.R. Bard	2,800	179,144
Biomet	1,600	69,400
Conor Medsystems*	4,000	55,660
Fisher Scientific International*	2,100	130,998
Given Imaging*	2,500	89,762
I-Flow	1,700	30,965
Varian Medical Systems	2,000	86,480
		642,409

Health Care Providers and Services 7.0%
Caremark Rx*	6,700	264,181
Cerner*	2,900	154,033
Coventry Health Care	1,900	100,852
Lincare Holdings*	1,800	76,761
PacifiCare Health Systems*	1,400	79,128
Quest Diagnostics	1,700	162,435
WellPoint*	2,000	230,000
		1,067,390

Hotels, Restaurants and Leisure 5.4%
Cheesecake Factory*	4,800	155,688
Marriott International (Class A)	1,700	107,066
Outback Steakhouse*	4,600	210,588
Starwood Hotels & Resorts Worldwide	2,600	151,840
YUM! Brands	4,200	198,156
		823,338

_____________

See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Capital Portfolio (continued)

	Shares or Principal Amount		Value
Household Durables 0.8%
Fortune Brands	1,500	shs.	$115,770

Internet and Catalog Retail 0.8%
Blue Nile	4,500		124,380

Internet Software and Services 2.2%
Ask Jeeves*	8,400		224,658
Openwave Systems	7,600		117,458
			342,116

IT Services 2.9%
Affiliated Computer Services (Class A)*	2,000		120,380
Cognizant Technology Solutions (Class A)	1,500		63,488
Fiserv*	3,800		152,741
Titan	6,700		108,540
			445,149

Leisure Equipment and Products 1.0%
Brunswick	3,200		158,400

Machinery 0.3%
Oshkosh Truck	600		41,028

Media 1.1%
Interpublic Group of Companies*	12,000		160,800

Multi-Line Retail 1.1%
Family Dollar Stores	5,300		165,519

Oil and Gas 1.7%
Noble Energy	4,200		258,972

Paper and Forest Products 0.8%
MeadWestvaco	3,700		125,393

Personal Products 2.4%
Nu Skin Enterprises (Class A)	4,000		101,520
USANA Health Sciences*	7,700		263,109
			364,629

Pharmaceuticals 5.6%
Eon Labs*	5,200		140,426
IVAX	10,900		172,438
Medicis Pharmaceutical (Class A)	3,400		119,374
Sepracor*	3,400		201,637
Watson Pharmaceuticals*	6,600		216,546
			850,421

Semiconductors and Semiconductor Equipment 4.1%
Altera*	4,200		86,961
Broadcom (Class A)*	3,800		122,683
KLA-Tencor*	1,300		60,548
Lam Research*	4,800		138,624
Linear Technology	2,000		77,530
National Semiconductor	4,500		80,775
PMC-Sierra	5,450		61,285
			628,406

Software 4.7%
Adobe Systems	2,500		156,913
BEA Systems*	13,900		123,084
Business Objects (ADR)*	900		22,766
Jack Henry & Associates	3,900		77,844
NAVTEQ*	700		32,452
TIBCO Software	22,700		302,705
			715,764

Specialty Retail 8.4%
Bed Bath & Beyond*	6,000		239,010
Chico’s FAS*	6,400		291,392
Michaels Stores	2,600		77,922
Tractor Supply*	12,300		457,498
Williams-Sonoma*	6,200		217,248
			1,283,070

Trading Companies and Distributors 1.3%
United Rentals*	10,400		196,560

Wireless Telecommunication Services 0.6%
Nextel Partners (Class A)*	4,400		85,866

Total Common Stocks
(Cost $13,297,599)			14,936,770

Repurchase Agreement 2.5%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $371,043, collateralized by: $385,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $383,075 (Cost $371,000)	$371,000		371,000

Total Investments 100.7%
(Cost $13,668,599)			15,307,770

Other Assets Less Liabilities (0.7)%			(101,767)

Net Assets 100.0%			$15,206,003

_____________

See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Cash Management Portfolio

	Annualized Yield on Purchase Date	Principal Amount	Value
US Government and Government Agency Securities 87.4%
US Government Securities 21.8%
US Treasury Bills 1.88%, 2/3/2005 (Cost $399,310)	1.91%	$400,000	$399,310
US Government Agency Securities 65.6%
Federal Home Loan Bank, 2.17% 1/10/2005	2.21	400,000	399,783
Federal Home Loan Mortgage 1.99%, 1/3/2005	2.02	400,000	399,956
Federal National Mortgage Association 2.24%, 1/11/2005	2.28	400,000	399,751
Total US Government Agency Securities(Cost $1,199,490)			1,199,490
Total US Government and Government Agency Securities (Cost $1,598,800)			1,598,800
Repurchase Agreement 27.6%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $504,059, collateralized by: $525,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $522,375 (Cost $504,000)	1.42%	504,000	504,000
Total Investments 115.0% (Cost $2,102,800)			2,102,800
Other Assets Less Liabilities (15.0)%			(274,532
Net Assets 100.0%			$1,828,268

Seligman Common Stock Portfolio

	Shares	Value
Common Stocks 99.1%

Aerospace and Defense 0.6%
General Dynamics	600	$62,760

Auto Components 0.8%
Lear	1,380	84,194

Beverages 2.8%
Coca-Cola	3,600	149,868
PepsiCo	3,000	156,600
		306,468

Biotechnology 1.1%
Amgen*	1,500	96,233
Gilead Sciences*	800	27,996
		124,229

Building Products 0.5%
Masco	1,500	54,795

Capital Markets 3.0%
The Bank of New York	3,400	113,628
Goldman Sachs Group	930	96,757
Merrill Lynch	1,400	83,678
Morgan Stanley	490	27,205
		321,268

Chemicals 2.1%
Dow Chemical	2,200	108,922
Praxair	2,600	114,790
		223,712

Commercial Banks 3.4%
Bank of America	2,840	133,452
Wachovia	3,140	165,164
Wells Fargo	1,100	68,365
		366,981

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Common Stock Portfolio (continued)

	Shares	Value
Commercial Services and Supplies 1.8%
ServiceMaster	6,100	$84,119
Waste Management	3,500	104,790
		188,909

Communications Equipment 3.8%
Andrew*	3,800	51,813
Cisco Systems*	8,470	163,386
Nokia (ADR)	3,500	54,845
Nortel Networks*	14,400	50,256
QUALCOMM	2,200	93,390
		413,690

Computers and Peripherals 4.9%
Dell*	2,380	100,305
EMC*	7,600	113,012
Hewlett-Packard	3,760	78,847
International Business Machines	2,420	238,564
		530,728

Consumer Finance 1.9%
American Express	1,930	108,794
MBNA	3,400	95,846
		204,640

Diversified Financial Services 3.9%
CIT Group	1,900	87,058
Citigroup	4,960	238,973
J.P. Morgan Chase	2,340	91,283
		417,314

Diversified Telecommunication Services 2.2%
SBC Communications	1,700	43,809
Verizon Communications	4,800	194,448
		238,257

Electric Utilities 0.5%
PPL	1,100	58,608

Electronic Equipment and Instruments 0.6%
Jabil Circuit*	2,650	67,787

Energy Equipment and Services 0.9%
Noble*	1,000	49,740
Rowan Companies*	2,020	52,318
		102,058

Food and Staples Retailing 3.7%
Kroger*	6,900	121,026
Sysco	1,500	57,255
Wal-Mart Stores	4,210	222,372
		400,653

Food Products 1.3%
Dean Foods*	2,300	75,785
General Mills	1,400	69,594
		145,379

Health Care Equipment and Supplies 0.4%
Alcon	500	40,300

Health Care Providers and Services 1.9%
Andrx*	6,700	146,160
WellPoint*	500	57,500
		203,660

Hotels, Restaurants and Leisure 2.3%
Carnival	2,700	155,601
Marriott International (Class A)	1,400	88,172
		243,773

Household Products 2.4%
Colgate-Palmolive	1,700	86,972
Procter & Gamble	3,220	177,358
		264,330

Index Derivatives 0.7%
iShares DJ Select Dividend Index Fund	1,300	79,820

Industrial Conglomerates 5.3%
General Electric	11,410	416,465
Tyco International	4,420	157,971
		574,436

Insurance 5.1%
American International Group	2,900	190,443
Hartford Financial Services Group	1,150	79,707
PartnerRe	1,110	68,753
Prudential Financial	2,700	148,392
XL Capital (Class A)	800	62,120
		549,415

Internet and Catalog Retail 0.8%
eBay*	760	88,392

Internet Software and Services 1.0%
Ask Jeeves*	2,000	53,490
Check Point Software Technologies*	2,200	54,187
		107,677

Machinery 1.7%
Deere	1,230	91,512
Illinois Tool Works	990	91,753
		183,265

Media 3.5%
Clear Channel Communications	3,520	117,885
Time Warner*	9,290	180,598
Univision Communications (Class A)*	2,680	78,444
		376,927

Metals and Mining 1.7%
Alcoa	3,400	106,828
Freeport-McMoRan Copper & Gold (Class B)	1,900	72,637
		179,465

Multi-Line Retail 0.5%
Target	1,100	57,123

Multi-Utilities and Unregulated Power 0.9%
Duke Energy	3,900	98,787

_____________

See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Common Stock Portfolio (continued)
	Shares or Principal Amount		Value
Oil and Gas 3.9%
BP (ADR)	1,100	shs.	$64,240
ChevronTexaco	1,000		52,510
Exxon Mobil	5,850		299,871
			416,621

Paper and Forest Products 0.6%
Weyerhaeuser	1,020		68,564

Pharmaceuticals 10.4%
Forest Laboratories*	1,700		76,262
Johnson & Johnson	2,880		182,650
Eli Lilly	1,000		56,750
Merck	2,800		89,992
Novartis (ADR)	4,300		217,322
Pfizer	12,200		328,058
Watson Pharmaceuticals*	1,600		52,496
Wyeth	2,770		117,974
			1,121,504

Semiconductors and Semiconductor Equipment 3.2%
Broadcom (Class A)*	1,700		54,884
Intel	6,160		144,236
Taiwan Semiconductor Manufacturing (ADR)	7,066		59,990
Texas Instruments	3,400		83,708
			342,818

Software 5.4%
Computer Associates International	4,300		133,558
Microsoft	14,070		375,880
Oracle*	2,500		34,312
Symantec*	1,600		41,224
			584,974

Specialty Retail 1.1%
Advance Auto Parts*	1,400		61,152
Michaels Stores	1,760		52,747
			113,899

Thrifts and Mortgage Finance 1.7%
Fannie Mae	1,300		92,573
Freddie Mac	1,200		88,440
			181,013

Tobacco 2.9%
Altria Group	5,070		309,777

Wireless Telecommunication Services 1.9%
American Tower (Class A)*	3,000		55,200
Crown Castle International*	8,800		146,432
			201,632

Total Common Stocks (Cost $9,573,439)			10,700,602

Repurchase Agreement 0.6%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $64,007, collateralized by: $70,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $69,650 (cost $64,000)	$64,000		64,000
Total Investments 99.7% (Cost $9,637,439)			10,764,602

Other Assets Less Liabilities 0.3%			27,676

Net Assets 100.0%			$10,792,278

Seligman Communications and Information Portfolio

	Shares	Value
Common Stocks 93.3%
Application Software 4.8%
Hyperion Solutions*	7,600	$354,274
Magma Design Automation*	35,900	449,289
Synopsys*	133,900	2,621,762
		3,425,325

Biotechnology 2.1%
Charles River Laboratories International*	10,700	492,307
Invitrogen*	14,600	980,171
		1,472,478

Communications Equipment 9.0%
Avocent*	35,600	1,442,334
Cisco Systems*	80,200	1,547,058
Corning*	54,700	643,819
NETGEAR*	35,500	644,503
Nokia (ADR)	65,400	1,024,818
QUALCOMM	24,900	1,057,005
		6,359,537

Computers and Peripherals 6.9%
ATI Technologies*	27,700	536,964
Avid Technology*	10,300	635,150
Brocade Communications Systems*	44,900	341,464
Dell*	16,700	703,822
EMC*	24,700	367,289

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Communications and Information Portfolio (continued)

	Shares or Principal Amount		Value
Computers and Peripherals (continued)
Hewlett-Packard	75,600	shs.	$1,585,332
Logictech International*	7,200		438,563
Xyratex*	16,100		263,477
			4,872,061

Diversified Telecommunication Services 0.8%
Sprint (FON Group)	22,100		549,185

Electronic Equipment and Instruments 3.3%
Amphenol (Class A)*	22,400		822,976
Orbotech*	41,600		882,336
Photon Dynamics	26,700		647,208
			2,352,520

Health Care Equipment and Supplies 7.7%
Advanced Medical Optics	13,300		547,162
C.R. Bard	8,700		556,626
Beckman Coulter	2,800		187,572
Boston Scientific*	64,000		2,275,200
DJ Orthopedics	10,600		227,052
Fisher Scientific International*	26,900		1,678,022
			5,471,634

Health Care Providers and Services 3.3%
Laboratory Corporation of America Holdings*	27,000		1,345,140
Quest Diagnostics	10,700		1,022,385
			2,367,525

Home Entertainment Software 3.9%
Take-Two Interactive Software*	78,700		2,739,940

Internet and Catalog Retail 2.9%
eBay*	10,200		1,186,311
IAC/InterActiveCorp	31,400		867,111
			2,053,422

Internet Software and Services 4.0%
Ask Jeeves*	40,000		1,069,800
Digital River*	17,700		736,143
Yahoo!*	26,900		1,014,264
			2,820,207

IT Services 7.8%
Amdocs*	98,500		2,585,625
Fiserv*	9,300		373,813
Infosys Technologies	22,600		1,090,333
Ness Technologies	10,300		152,903
SunGard Data Systems*	18,000		509,940
Tata Consultancy Services	25,750		794,206
			5,506,820

Leisure Equipment and Products 0.7%
Marvel Enterprises	25,300		518,144

Media 1.1%
Comcast (Class A)*	22,400		745,584

Semiconductors and Semiconductor Equipment 12.9%
Advanced Micro Devices*	40,500		891,810
Broadcom (Class A)*	26,500		855,553
Credence Systems*	8,600		78,733
Intel	38,800		908,502
Lam Research*	31,000		895,280
Marvell Technology Group*	20,400		722,772
Mattson Technology*	27,100		304,468
MEMC Electronic Materials*	296,200		3,924,650
Monolithic Power Systems*	3,500		32,533
Taiwan Semiconductor Manufacturing*	355,000		563,935
			9,178,236

Systems Software 22.1%
BMC Software*	194,900		3,625,140
Check Point Software Technologies*	44,600		1,098,275
Citrix Systems*	62,700		1,537,717
Computer Associates International	89,300		2,773,658
Macrovision*	13,500		347,355
Microsoft	142,800		3,814,902
Oracle*	76,400		1,048,590
Sybase*	17,900		357,105
VERITAS Software*	38,400		1,094,784
			15,697,526

Total Common Stocks (Cost $63,425,523)			66,130,144

Repurchase Agreement 5.5%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $3,912,456, collateralized by: $4,050,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $4,029,750 (Cost $3,912,000)	$3,912,000		3,912,000

Total Investments 98.8% (Cost $67,337,523)			70,042,144

Other Assets Less Liabilities 1.2%			846,098

Net Assets 100.0%			$70,888,242

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Frontier Portfolio

	Shares	Value
Common Stocks 100.3%
Aerospace and Defense 2.7%
Ceradyne*	1,341	$76,799
Essex*	2,884	58,516
SI International*	1,400	42,931
		178,246

Air Freight and Logistics 0.7%
UTI Worldwide	660	44,804

Biotechnology 4.1%
Alexion Pharmaceuticals*	1,900	47,804
Corgentech*	2,800	23,212
Eyetech Pharmaceuticals*	1,000	45,470
Maxygen*	3,462	44,002
Nabi Biopharmaceuticals*	2,400	35,280
Vicuron Pharmaceuticals*	2,100	36,445
ZymoGenetics*	1,800	41,346
		273,559

Capital Markets 2.9%
Affiliated Managers Group*	1,190	80,611
Apollo Investment	3,435	51,731
Calamos Asset Management	2,190	59,119
		191,461

Commercial Banks 4.2%
Boston Private Financial Holdings	1,800	50,652
East West Bancorp	1,838	76,957
Nara Bancorp	1,800	38,313
UCBH Holdings	1,309	59,933
Wintrust Financial	970	55,193
		281,048

Commercial Services and Supplies 10.5%
Corinthian Colleges*	2,556	48,168
The Corporate Executive Board	1,800	120,411
Corrections Corporation of America*	1,435	58,046
DiamondCluster International*	7,070	100,995
Duratek*	2,900	71,876
Education Management*	1,108	36,525
Huron Consulting Group	1,700	37,442
Intersections*	1,936	33,193
Resources Connection*	2,540	137,833
Waste Connections*	1,687	57,780
		702,269

Communications Equipment 1.7%
Avocent*	1,236	50,077
Tekelec*	3,003	61,366
		111,443

Computers and Peripherals 3.5%
Brocade Communications Systems*	10,310	78,408
Stratasys*	1,387	46,458
Synaptics*	2,063	63,035
Unova*	1,824	46,129
		234,030

Construction and Engineering 1.4%
Chicago Bridge & Iron (NY shares)	2,300	92,000

Consumer Finance 1.5%
Advance America, Cash Advance Centers*	1,170	26,793
Collegiate Funding Services*	2,000	28,140
First Marblehead*	800	45,000
		99,933

Diversified Financial Services 1.3%
CapitalSource*	3,407	87,458

Diversified Telecommunication Services 0.6%
Arbinet-thexchange*	1,470	36,721

Electrical Equipment 1.3%
AMETEK	2,460	87,748

Electronic Equipment and Instruments 1.7%
Photon Dynamics	2,500	60,600
RAE Systems*	7,370	53,801
		114,401

Energy Equipment and Services 2.3%
Pioneer Drilling*	3,900	39,351
Superior Energy Services*	5,300	81,673
Unit*	885	33,816
		154,840

Health Care Equipment and Supplies 4.8%
Arrow International	1,400	43,358
Bruker BioSciences*	5,200	20,982
Integra LifeSciences Holdings*	2,300	85,054
Inverness Medical Innovations	1,400	35,140
Lumenis*	404	783
Mine Safety Appliances	1,940	98,358
Nuvasive*	3,700	38,036
		321,711

Health Care Providers and Services 7.6%
Chemed	1,058	71,002
Community Health Systems*	2,374	66,187
Covance*	1,100	42,625
Kindred Healthcare*	2,700	80,865
LabOne*	2,400	76,848
Omnicell*	3,100	34,115
Pediatrix Medical Group*	1,273	81,536
Select Medical	3,180	55,968
		509,146

Hotels, Restaurants and Leisure 3.9%
P.F. Chang’s China Bistro*	1,200	67,662
Pinnacle Entertainment*	2,300	45,494
RARE Hospitality International*	2,312	73,649
Texas Roadhouse	2,396	70,442
		257,247

Internet and Catalog Retail 0.9%
Audible	2,300	59,639

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2004

Seligman Frontier Portfolio (continued)

	Shares	Value
Internet Software and Services 0.8%
iVillage*	8,200	$50,758

IT Services 2.6%
Answerthink*	7,100	33,405
BearingPoint	3,636	29,197
iPayment Holdings*	1,270	62,878
Sapient	5,900	46,610
		172,090

Machinery 5.5%
Briggs & Stratton	1,400	58,212
Bucyrus International	1,500	60,787
CLARCOR	1,015	55,592
Graco	2,238	83,589
Lincoln Electric Holdings	1,111	38,385
Wabash National*	2,657	71,553
		368,118

Media 2.3%
Cumulus Media (Class A)*	3,256	49,149
Harris Interactive*	8,930	70,592
Lions Gate Entertainment	3,394	36,044
		155,785

Metals and Mining 3.3%
AMCOL International	3,042	61,114
Brush Engineered Materials*	2,500	46,250
GrafTech International*	6,095	57,659
Metal Management	2,073	55,608
		220,631

Multi-Line Retail 0.7%
Fred’s	2,500	43,462

Oil and Gas 2.6%
Bill Barrett*	1,600	51,184
Denbury Resources*	2,073	56,904
Harvest Natural Resources*	3,900	67,353
		175,441

Pharmaceuticals 2.1%
Eon Labs*	2,500	67,512
Medicines*	1,500	43,238
Medicis Pharmaceutical (Class A)	850	29,843
		140,593

Road and Rail 2.8%
J.B. Hunt Transport Services	730	32,744
Landstar System*	1,300	95,680
Old Dominion Freight Line*	1,685	58,672
		187,096

Semiconductors andSemiconductor Equipment 4.4%
Actel*	2,500	43,700
ATMI*	1,612	36,238
Cymer*	1,614	47,669
DSP Group*	2,578	57,425
Mattson Technology*	4,300	48,310
Microsemi*	3,524	61,124
		294,466

Software 8.2%
Agile Software*	7,816	63,818
Epicor Software*	5,800	81,751
FileNet*	3,273	84,198
Jack Henry & Associates	3,900	77,844
Hyperion Solutions*	1,932	90,060
Informatica*	6,391	51,767
SERENA Software*	2,376	51,381
Witness Systems*	2,800	48,818
		549,637

Specialty Retail 2.7%
Aeropostale*	1,500	44,145
AnnTaylor Stores*	1,811	38,991
Build-A-Bear Workshop	1,584	55,678
Stein Mart*	2,324	39,729
		178,543

Textiles, Apparel and Luxury Goods 3.1%
DHB Industries*	3,135	59,581
Warnaco Group*	2,595	56,039
Wolverine World Wide	3,000	94,260
		209,880
Trading Companies and Distributors 1.0%
Hughes Supply	1,982	64,118

Wireless Telecommunication Services 0.6%
Imphonic*	1,500	41,198

Total Investments 100.3% (Cost $5,336,758)		6,689,520

Other Assets Less Liabilities (0.3)%		(18,948)

Net Assets 100.0%		$6,670,572

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Global Growth Portfolio

	Shares	Value
Common Stocks 97.5%
Belgium 0.7%
SES Global (FDR)† (Media)	869	$11,233
SES Global (FDR) (Media)	632	8,170
		19,403

Bermuda 1.4%
Tyco International (Industrial Conglomerates)	1,000	35,740

Canada 2.9%
Canadian National Railway (Road and Rail)	401	24,355
Research In Motion* (Communications Equipment)	600	49,455
		73,810

Finland 0.8%
Nokia (ADR) (Communications Equipment)	1,300	20,371

France 6.1%
Alcatel* (Communications Equipment)	3,700	57,666
European Aeronautic Defence and Space (Aerospace and Defense)	884	25,570
JC Decaux* (Media)	785	22,866
Pernod Ricard (Beverages)	100	15,253
Vivendi Universal (Media)	1,100	35,136
		156,491

Germany 5.3%
Adidas-Salomon (Textiles, Apparel and Luxury Goods)	100	16,055
Allianz (Insurance)	400	52,802
Bayerische Hypo-und Vereinsbank* (Commercial Banks)	2,100	47,442
Schering (Pharmaceuticals)	269	19,994
		136,293

Hong Kong 2.4%
CNOOC (Oil and Gas)	40,600	21,954
Esprit Holdings (Specialty Retail)	6,500	39,268
		61,222

India 1.4%
Infosys Technologies (ADR) (IT Services)	500	34,658

Indonesia 0.6%
PT Telekomunikasi Indosesia (ADR) (Diversified Telecommunication Services)	700	14,714

Ireland 5.2%
Elan (ADR)* (Pharmaceuticals)	4,900	133,525

Italy 1.4%
Autostrade (Transportation Infrastructure)	900	23,994
Banca Intesa (Commercial Banks)	2,300	11,015
		35,009

Japan 5.4%
Bank of Yokohama (Commercial Banks)	2,000	12,569
Japan Tobacco (Tobacco)	3	34,140
Trend Micro (Software)	1,000	54,173
UFJ Holdings* (Commercial Banks)	6	36,169
		137,051

Mexico 0.9%
Grupo Televisa (ADR) (Media)	400	24,200

Netherlands 1.6%
Ahold* (Food and Staples Retailing)	2,000	15,423
Koninklijke Ahold* (Food Products)	700	25,155
		40,578

Russia 0.4%
Gazprom (ADR)† (Energy Equipment and Services)	300	10,646

South Korea 0.4%
Kia Motors (Automobiles)	870	9,154

Spain 1.0%
Banco Bilbao Vizcaya Argentaria (Commercial Banks)	1,500	26,471

Sweden 2.2%
Assa Abloy (Building Products)	830	14,115
Telefonaktiebolaget LM Ericsson* (Communications Equipment)	13,410	42,534
		56,649

United Kingdom 14.4%
Capita Group (Commercial Services and Supplies)	6,441	45,039
Carnival (Hotels, Restaurants and Leisure)	368	22,435
The Carphone Warehouse Group (Specialty Retail)	13,749	45,235
EMI Group (Media)	8,700	44,268
GUS (Internet and Catalog Retail)	1,866	33,583
Imperial Tobacco Group (Tobacco)	200	5,465
InterContinental Hotels Group (ADR) (Hotels, Restaurants and Leisure)	1,311	16,277
Man Group (Capital Markets)	727	20,535
Rolls-Royce Group (Aerospace and Defense)	5,233	24,786
Rolls-Royce Group (Class B)* (Aerospace and Defense)	204,346	391
Standard Chartered (Commercial Banks)	2,700	50,068
Vodafone Group (Wireless Telecommunication Services)	21,900	59,205
		367,287

United States 43.0%
Abbott Laboratories (Pharmaceuticals)	600	27,990
Amdocs* (Software)	300	7,875
Apollo Group (Class A)*
(Commercial Services and Supplies)	400	32,296
Apple Computer* (Computers and Peripherals)	1,000	64,380
Bank of America (Commercial Banks)	600	28,194
Best Buy (Specialty Retail)	800	47,536
Cisco Systems* (Communications Equipment)	700	13,503
Citigroup (Diversified Financial Services)	200	9,636
Computer Sciences* (IT Services)	400	22,548
Danaher (Machinery)	600	34,446
Dell* (Computers and Peripherals)	1,100	46,359
eBay* (Internet and Catalog Retail)	300	34,891
Electronic Arts* (Software)	300	18,513

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2004

Seligman Global Growth Portfolio (continued)

	Shares	Value
United States (continued)
Forest Laboratories* (Pharmaceuticals)	1,100	$49,346
General Electric (Industrial Conglomerates)	1,600	58,400
Gilead Sciences* (Biotechnology)	600	20,997
Gillette (Personal Products)	700	31,346
Goldman Sachs Group (Capital Markets)	300	31,212
Home Depot (Specialty Retail)	900	38,466
Ingersoll-Rand (Class A) (Machinery)	300	24,090
IVAX* (Pharmaceuticals)	2,550	40,341
Microsoft (Software)	1,300	34,730
Monster Worldwide* (Commercial Services and Supplies)	985	33,175
Parker Hannifin (Machinery)	400	30,296
Pixar* (Media)	500	42,792
Schering-Plough (Pharmaceuticals)	2,400	50,112
Staples (Specialty Retail)	1,200	40,458
Starbucks* (Hotels, Restaurants and Leisure)	700	43,655
WellPoint* (Health Care Providers and Services)	200	23,000
XM Satellite Radio Holdings (Class A)* (Media)	1,700	63,963
Yahoo!* (Internet Software and Services)	1,400	52,787
		1,097,333
Total Investments 97.5% (Cost $ 2,081,566)		2,490,605

Other Assets Less Liabilities 2.5%		62,975

Net Assets 100.0%		$2,553,580

Seligman Global Smaller Companies Portfolio

	Shares	Value
Common Stocks 101.0%
Australia 1.3%
AWB (Food and Staples Retailing)	4,965	$17,620
Commonwealth Property Office (Real Estate)	12,408	12,101
Flight Centre (Hotels, Restaurants and Leisure)	864	12,672
MacQuarie Office Trust (Real Estate)	18,504	18,622
STW Communications Group (Media)	5,417	13,354
		74,369

Bermuda 0.4%
Arlington Tankers (Oil and Gas)	1,000	22,950

Canada 6.8%
Canaccord Capital (Capital Markets)	1,200	9,166
Canaccord Capital*† (Capital Markets)	1,400	10,694
Deer Creek* (Machinery)	1,000	7,688
Deer Creek Energy*† (Oil and Gas)	3,000	23,065
Dundee Real Estate Investment Trust (Real Estate)	1,500	31,918
Dundee Wealth Management*† (Capital Markets)	2,700	21,881
Dundee Wealth Management (Capital Markets)	1,500	12,156
First Quantum Minerals* (Metals and Mining)	1,500	23,252
Gildan Activewear (Class A)* (Textiles, Apparel and Luxury Goods)	1,100	37,389
GMP Capital (Capital Markets)	934	15,332
GMP Capital† (Capital Markets)	800	13,133
Grande Cache Coal* (Metals and Mining)	3,000	40,396
Northgate Exploration* (Metals and Mining)	6,100	10,309
OPTI Canada (Oil and Gas)	2,300	37,415
Railpower Technologies*† (Machinery)	2,800	14,499
Railpower Technologies* (Machinery)	1,200	6,214
Ritchie Bros. Auctioneers (Commercial Services and Supplies)	1,000	33,060
UTS Energy*†ø (Oil and Gas)	21,700	17,135
Western Oil Sands (Class A)* (Oil and Gas)	1,037	36,072
		400,504

China 0.9%
Beijing Capital International Airport (Transportation Infrastructure)	42,000	17,820
China Oilfield Services (Energy Equipment and Services)	80,000	24,432
Shanghai Forte Land (Class H)* (Real Estate)	28,000	9,808
		52,060

Denmark 1.1%
Carlsberg (Class B) (Beverages)	837	42,174
FLS Industries (Class B)* (Construction and Engineering)	1,380	25,847
		68,021

Finland 0.6%
OKO Bank (Class A) (Commercial Banks)	562	7,928
TietoEnator (IT Services)	800	25,312
		33,240

France 4.3%
Alstom* (Electrical Equipment)	90,160	68,300
Bacou-Dalloz (Commercial Services and Supplies)	394	31,471
Cegedim (Health Care Providers and Services)	140	11,050
Equant* (Diversified Telecommunication Services)	8,481	43,555
Eurofins Scientific* (Commercial Services and Supplies)	69	1,572
GL Trade (Software)	380	16,732
Nexans (Electrical Equipment)	73	2,858
NRJ Group (Media)	2,300	50,279
Remy Cointreau (Beverages)	600	24,207
		250,024

Germany 2.2%
Aixtron* (Semiconductors and Semiconductor Equipment)	2,150	8,870
Comdirect Bank (Commercial Banks)	1,000	9,686
Elmos Semiconductor (Semiconductors and Semiconductor Equipment)	1,422	22,713

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Global Smaller Companies Portfolio (continued)

	Shares	Value
Germany (continued)
Heidelberger Druckmaschinen* (Machinery)	600	$20,299
Hochtief (Construction and Engineering)	921	29,904
Kontron* (Semiconductors and Semiconductor Equipment)	1,092	9,975
MLP (Capital Markets)	574	11,330
Schwarz Pharma (Pharmaceuticals)	300	13,515
United Internet (Internet Software and Services)	144	3,885
		130,177

Greece 0.7%
Aktor (Construction and Engineering)	6,312	25,220
Titan Cement (Construction Materials)	600	17,698
		42,918

Hong Kong 0.9%
China Power International* (Electric Utilities)	12,300	4,506
Far East Pharmaceutical Technology (Pharmaceuticals)	104,300	—
First Pacific* (Diversified Financial Services)	46,000	12,266
Giordano International (Specialty Retail)	24,000	15,121
i-CABLE Communications (Media)	50,000	18,648
		50,541

Italy 2.8%
Brembo (Auto Components)	3,100	23,298
Caltagirone Editore (Media)	3,000	29,039
Permasteelisa (Building Products)	1,400	23,909
Recordati (Pharmaceuticals)	700	16,843
Sorin* (Health Care Equipment and Supplies)	11,230	35,491
Tod’s (Textiles, Apparel and Luxury Goods)	820	38,798
		167,378

Japan 12.5%
77 Bank (Commercial Banks)	8,000	56,252
Aichi Bank (Commercial Banks)	300	24,617
Asahi Intecc (Health Care Equipment and Supplies)	200	7,826
Asatsu-DK (Media)	400	11,228
Avex (Media)	900	11,293
Bank of Nagoya (Commercial Banks)	3,000	17,246
Disco (Semiconductors and Semiconductor Equipment)	700	32,018
eAccess (Internet Software and Services)	7	6,157
Ebara (Machinery)	5,000	23,076
Eneserve (Electrical Equipment)	300	10,878
Fujimi (Chemicals)	700	18,212
Futaba (Electrical Equipment)	1,000	25,948
Hogy Medical (Health Care Equipment and Supplies)	400	18,803
Hokuto (Food Products)	1,200	21,761
Hosiden (Electronic Equipment and Instruments)	2,400	26,568
Japan Petroleum Exploration (Oil and Gas)	300	11,919
Kobayashi Pharmaceutical (Health Care Equipment and Supplies)	1,000	26,894
Komori (Machinery)	1,000	14,556
KOSE (Personal Products)	200	8,770
Milbon (Personal Products)	700	19,239
Mochida Pharmaceutical (Pharmaceuticals)	4,000	25,086
Mori Seiki (Machinery)	2,000	18,219
Nippon Shinyaku (Pharmaceuticals)	2,000	16,347
Noritsu Koki (Leisure Equipment and Products)	500	11,447
Obic (IT Services)	100	19,796
Shiga Bank (Commercial Banks)	4,000	23,193
Suruga Bank (Commercial Banks)	3,000	23,844
Taiyo Ink Manufacturing (Chemicals)	900	33,276
Takasago International (Chemicals)	4,000	20,877
Tanabe Seiyaku (Pharmaceuticals)	2,400	24,733
THK (Machinery)	1,500	29,710
Tokyo Ohka Kogyo (Chemicals)	1,800	35,907
Toppan Forms (Commercial Services and Supplies)	1,800	21,896
Towa Pharmaceutical (Pharmaceuticals)	1,000	22,338
Union Tool (Machinery)	400	14,118
		734,048

Mexico 0.1%
Kimberly-Clark de Mexico (Household Products)	2,400	8,281

Netherlands 0.8%
AM (Construction and Engineering)	1,300	12,564
ASM International* (Semiconductors and Semiconductor Equipment)	600	9,866
Exact Holdings (Software)	204	6,125
Unit 4 Agresso* (Software)	1,047	16,157
		44,712

New Zealand 1.0%
Air New Zealand* (Airlines)	12,894	15,192
Carter Holt Harvey (Paper and Forest Products)	16,471	24,499
Warehouse Group (Multi-Line Retail)	6,606	17,234
		56,925

Singapore 0.4%
Datacraft Asia* (Communications Equipment)	9,900	10,665
MobilOne (Wireless Telecommunication Services)	9,860	10,991
		21,656

South Africa 0.4%
Dimension Data Holdings (IT Services)	30,100	21,911

South Korea 1.8%
Cheil Communications (Media)	80	11,624
Daewoo Securities* (Capital Markets)	7,270	37,662
Industrial Bank of Korea (Commercial Banks)	4,750	33,289
Kook Soon Dang Brewery (Food Products)	668	8,272
LG Household and Health Care (Household Products)	497	13,189
		104,036

Spain 0.5%
Prosegur, Companie de Seguridad (Commercial Services and Supplies)	1,600	31,345

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Global Smaller Companies Portfolio (continued)

	Shares	Value
Sweden 1.3%
Eniro (Media)	3,440	$35,046
Medivir (Class B)* (Biotechnology)	690	9,486
Micronic Laser Systems* (Electronic Equipment and Instruments)	90	899
Teleca (Class B)* (IT Services)	5,790	31,671
		77,102

Switzerland 1.8%
Bachem Holding (Biotechnology)	250	14,346
Baloise Holding (Insurance)	869	39,960
BB Biotech (Biotechnology)	210	12,859
Helvetia Patria Holding (Insurance)	140	20,784
Julius Baer Holding (Capital Markets)	61	18,286
		106,235

United Kingdom 8.2%
Aggreko (Commercial Services and Supplies)	9,600	30,832
Benfield Group (Insurance)	2,900	16,376
Bespak (Health Care Equipment and Supplies)	817	8,218
Cambridge Antibody Technology Group* (Biotechnology)	2,000	27,678
Capital Radio (Media)	1,900	16,009
De La Rue (Commercial Services and Supplies)	5,200	34,610
easyJet* (Airlines)	6,600	23,765
Expro International Group (Energy Equipment and Services)	2,603	17,903
FirstGroup (Road and Rail)	1,032	6,903
Group 4 Securicor* (Commercial Services and Supplies)	10,300	27,604
GWR Group (Media)	2,000	9,816
Hiscox (Insurance)	4,326	13,795
Jardine Lloyd Thompson Group (Insurance)	5,500	39,184
Logica CMG (IT Services)	6,500	24,000
Luminar (Hotels, Restaurants and Leisure)	1,100	11,762
Misys (Software)	11,001	44,095
PHS Group (Commercial Services and Supplies)	19,660	30,875
Premier Farnell (Electronic Equipment and Instruments)	4,957	16,237
Radstone Technology (Aerospace and Defense)	2,000	10,712
SurfControl* (Software)	1,936	20,404
VT Group (Aerospace and Defense)	1,771	10,497
Wellington Underwriting (Insurance)	3,377	5,773
John Wood Group (Energy Equipment and Services)	6,950	17,838
Yule Catto (Chemicals)	3,127	16,984
		481,870

United States 50.2%
1-800 Contacts* (Internet and Catalog Retail)	1,100	24,233
Abgenix* (Biotechnology)	3,700	38,239
Acadia Realty Trust (Real Estate)	1,850	30,155
Adaptec* (Computers and Peripherals)	3,400	25,789
AGCO (Machinery)	1,450	31,741
Alliant Techsystems* (Aerospace and Defense)	375	24,517
American Home Mortgage Holdings (Real Estate)	925	31,681
AmSurg* (Health Care Providers and Services)	1,175	34,633
Applera-Celera Genomics Group* (Biotechnology)	1,700	23,375
Arch Coal (Metals and Mining)	700	24,878
ARIAD Pharmaceuticals* (Biotechnology)	3,800	28,101
Armor Holdings* (Aerospace and Defense)	650	30,563
Array BioPharma* (Biotechnology)	2,900	27,622
Asyst Technologies* (Semiconductors and Semiconductor Equipment)	4,450	22,739
Bio-Rad Laboratories (Class A)*
(Health Care Equipment and Supplies)	550	31,554
Biosite* (Health Care Equipment and Supplies)	650	39,998
BISYS Group* (IT Services)	1,900	31,255
Blackbaud* (Software)	1,900	27,768
Blount International* (Household Durables)	1,900	33,098
Cabot Oil & Gas (Oil and Gas)	625	27,656
Charming Shoppes* (Specialty Retail)	3,100	29,032
Chicago Bridge & Iron (NY shares) (Construction and Engineering)	750	30,000
Corinthian Colleges* (Commercial Services and Supplies)	1,900	35,805
Credence Systems* (Semiconductors and Semiconductor Equipment)	3,350	30,669
CV Therapeutics* (Biotechnology)	2,150	49,461
Denbury Resources* (Oil and Gas)	1,200	32,940
Diamondrock Hospitality*† (Real Estate)	3,000	30,600
EDO (Aerospace and Defense)	900	28,575
Electronics Boutique Holdings* (Specialty Retail)	600	25,779
Encysive Pharmaceuticals* (Biotechnology)	4,350	43,130
Exelixis* (Biotechnology)	3,700	35,206
Ferro (Chemicals)	1,150	26,669
First Republic Bank (Commercial Banks)	575	30,475
FirstFed Financial* (Thrifts and Mortgage Finance)	550	28,528
Forest Oil* (Oil and Gas)	850	26,962
GameStop (Class A)* (Specialty Retail)	1,700	38,012
Gold Kist* (Food Products)	2,500	34,063
GrafTech International* (Metals and Mining)	1,900	17,974
Group 1 Automotive* (Specialty Retail)	800	25,200
HCC Insurance Holdings (Insurance)	900	29,808
Human Genome Sciences* (Biotechnology)	2,750	33,041
Hutchinson Technology* (Computers and Peripherals)	1,250	43,206
Incyte* (Biotechnology)	3,600	35,946
International Rectifier* (Semiconductors and Semiconductor Equipment)	900	40,113
Iomega* (Computers and Peripherals)	5,400	29,916
Iron Mountain* (IT Services)	850	25,917
Itron* (Electronic Equipment and Instruments)	1,750	41,764
Kansas City Life Insurance (Insurance)	450	21,523
KFX* (Oil and Gas)	2,500	36,300
KNBT Bancorp (Thrifts and Mortgage Finance)	1,800	30,375
Leadis Technology* (Semiconductors and Semiconductor Equipment)	1,300	13,858
Lin TV (Class A)* (Media)	1,300	24,830

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Global Smaller Companies Portfolio (continued)

	Shares or Warrants		Value
United States (continued)
M/I Schottenstein Homes (Household Durables)	650	shs.	$35,822
Macquaire Infrastructure* (Transportation Infrastructure)	1,000		29,350
Massey Energy (Metals and Mining)	875		30,581
MAXIMUS* (IT Services)	1,250		38,900
McGrath RentCorp (Commercial Services and Supplies)	200		8,764
MedCath* (Health Care Providers and Services)	1,125		27,692
Medical Properties Trust† (Real Estate)	2,100		21,525
Mercury Computer Systems* (Aerospace and Defense)	1,000		29,730
MFA Mortgage Investments (Real Estate)	2,700		23,814
MTC Technologies* (Aerospace and Defense)	200		6,709
NBTY* (Personal Products)	1,250		30,013
NewAlliance Bancshares* (Thrifts and Mortgage Finance)	1,650		25,245
Nexstar Broadcasting Group (Class A)* (Media)	2,600		23,764
O’Reilly Automotive* (Specialty Retail)	625		28,119
OSI Systems* (Electronic Equipment and Instruments)	1,800		40,770
ParkerVision*† (Communications Equipment)	3,400		30,277
Penn Virginia (Oil and Gas)	850		34,484
PFF Bancorp (Thrifts and Mortgage Finance)	725		33,589
Pilgrim’s Pride (Food Products)	1,025		31,447
Plains Exploration & Production* (Oil and Gas)	1,303		33,878
Platinum Underwriters Holdings (Insurance)	935		29,079
PNM Resources (Electric Utilities)	925		23,393
PolyMedica (Health Care Equipment and Supplies)	1,075		40,141
Regis (Specialty Retail)	600		27,690
Rotech Healthcare* (Health Care Providers and Services)	975		27,300
ScanSoft* (Software)	8,800		36,872
Shurgard Storage Centers (Real Estate)	675		29,707
SimpleTech* (Computers and Peripherals)	1,300		6,019
SiRF Technology Holdings* (Communications Equipment)	2,500		31,738
SpatiaLight* (Electronic Equipmentand Instruments)	2,500		22,400
Standard Motor Products (Auto Components)	1,050		16,590
Standard Pacific (Household Durables)	500		32,070
Steel Dynamics (Metals and Mining)	700		26,495
SureBeam (Class A)* (Electronic Equipment and Instruments)	8,500		51
Swift Energy* (Oil and Gas)	1,100		31,834
Syntroleum* (Oil and Gas)	2,900		23,359
Sypris Solutions (Aerospace and Defense)	1,500		22,838
Terex* (Machinery)	500		23,825
theglobe.comø (Media)	18,900		8,032
TierOne (Thrifts and Mortgage Finance)	1,250		31,181
Timberland (Class A)* (Textiles, Apparel and Luxury Goods)	390		24,441
UGI (Gas Utilities)	800		32,728
United Rentals* (Trading Companies and Distributors)	1,800		34,020
Universal Forest Products (Building Products)	700		30,321
USF (Road and Rail)	425		16,093
Value Line (Media)	400		15,720
Vintage Petroleum (Oil and Gas)	1,450		32,900
Wheeling-Pittsburgh* (Metals and Mining)	1,850		71,188
Yankee Candle* (Household Durables)	1,100		36,498
			2,944,268
Total Common Stocks (Cost $5,021,803)			5,924,571

Warrants 0.1%
Canada
UTS Energy* (Oil and Gas) (exercise price of $0.75, expiring 7/9/2005)	10,850	wts.	3,292

United States 0.1%
theglobe.com*† (Media) (exercise price of $0.001, expiring 3/5/2009)	1		4,714
Total Warrants (Cost $1,032)			8,006

Total Investments 101.1% (Cost $5,022,835)			5,932,577

Other Assets Less Liabilities (1.1)%			(67,213)

Net Assets 100.0%			$5,865,364

Seligman Global Technology Portfolio

	Shares	Value
Common Stocks 95.9%
Canada 1.1%
ATI Technologies* (Computers and Peripherals)	4,200	$81,417
Cognos* (Application Software)	800	35,228
		116,645

China 0.5%
China Finance Online (ADR) (Internet Software and Services)	5,200	56,992

Finland 3.8%
Elcoteq Network (Class A) (Communications Equipment)	2,200	53,290
Nokia (ADR) (Communications Equipment)	15,300	239,751
TietoEnator (IT Services)	3,600	113,906
		406,947

France 2.2%
Alcatel* (Communications Equipment)	3,480	54,237
Atos Origin* (IT Services)	1,713	115,863
Thomson* (Household Durables)	2,204	57,965
		228,065

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Global Technology Portfolio (continued)

	Shares	Value
Common Stocks 95.9%
Germany 1.5%
SAP (Application Software)	900	$159,982

India 2.8%
Infosys Technologies (IT Services)	2,900	139,862
Tata Consultancy Services* (IT Services)	5,143	158,557
		298,419

Israel 2.2%
Check Point Software Technologies* (Systems Software)	4,900	120,663
Ness Technologies (IT Services)	1,500	22,268
Orbotech* (Electronic Equipment and Instruments)	4,300	91,203
		234,134

Italy 0.5%
e.Biscom* (Diversified Telecommunication Services)	1,000	57,278

Japan 9.4%
Canon (Office Electronics)	3,000	162,059
Citizen Watch (Electronic Equipment and Instruments)	6,300	60,350
HOYA (Electronic Equipment and Instruments)	1,500	169,430
Ibiden (Electronic Equipment and Instruments)	6,100	117,914
JSR (Chemicals)	5,500	119,803
Murata Manufacturing (Electronic Equipment and Instruments)	2,100	117,542
NEC (Computers and Peripherals)	9,000	56,004
Nidec (Electronic Equipment and Instruments)	900	109,656
Nintendo (Home Entertainment Software)	300	37,691
Tokyo Electron (Semiconductors and Semiconductor Equipment)	900	55,461
		1,005,910

Sweden 0.5%
Telefonaktiebolaget LM Ericsson* (Communications Equipment)	16,000	50,749

Taiwan 1.9%
Advanced Semiconductor Engineering* (Semiconductors and Semiconductor Equipment)	76,000	57,294
Taiwan Semiconductor Manufacturing (Semiconductors and Semiconductor Equipment)	57,000	90,422
United Microelectronics (Semiconductor and Semiconductor Equipment)	84,000	54,090
		201,806

United Kingdom 1.2%
Logica CMG (IT Services)	16,200	59,814
The Sage Group (Application Software)	18,300	70,843
		130,657

United States 68.3%
Adeza Biomedical* (Health Care Equipment and Supplies)	300	5,331
Advanced Micro Devices* (Semiconductors and Semiconductor Equipment)	6,100	134,322
Agere Systems (Class A)* (Semiconductors and Semiconductor Equipment)	40,200	55,074
Altiris* (Application Software)	1,900	67,336
Amdocs* (IT Services)	12,900	338,625
Amphenol (Class A)* (Electronic Equipment and Instruments)	3,600	132,264
Ask Jeeves* (Internet Software and Services)	5,200	139,074
Avid Technology* (Computers and Peripherals)	3,600	221,994
Avocent* (Communications Equipment)	3,800	153,957
C.R. Bard (Health Care Equipment and Supplies)	900	57,582
Beckman Coulter (Health Care Equipment and Supplies)	400	26,796
BMC Software* (Systems Software)	22,100	411,060
Boston Scientific* (Health Care Equipment and Supplies)	3,200	113,760
Broadcom (Class A)* (Semiconductors and Semiconductor Equipment)	4,100	132,369
Brocade Communications Systems* (Computers and Peripherals)	4,400	33,462
Charles River Laboratories International* (Biotechnology)	1,600	73,616
Cisco Systems* (Communications Equipment)	12,300	237,267
Citrix Systems* (Systems Software)	8,600	210,915
Computer Associates International (Systems Software)	10,600	329,236
Corning* (Communications Equipment)	8,400	98,868
Credence Systems* (Semiconductors and Semiconductor Equipment)	1,300	11,901
Dell* (Computers and Peripherals)	4,200	177,009
DJ Orthopedics (Health Care Equipment and Supplies)	1,300	27,846
eBay* (Internet and Catalog Retail)	1,600	186,088
EMC* (Computers and Peripherals)	3,700	55,019
Epicor Software* (Application Software)	3,500	49,333
FileNet* (Application Software)	1,000	25,725
Fiserv* (IT Services)	1,400	56,273
Fisher Scientific International* (Health Care Equipment and Supplies)	2,400	149,712
Hewlett-Packard (Computers and Peripherals)	10,600	222,282
Hyperion Solutions* (Application Software)	2,500	116,537
Intel (Semiconductors and Semiconductor Equipment)	5,900	138,149

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2004

Seligman Global Technology Portfolio (continued)

	Shares	Value
United States (continued)
International Business Machines (Computers and Peripherals)	600	$59,148
Invitrogen* (Biotechnology)	900	60,421
Laboratory Corporation of America Holdings* (Health Care Providers and Services)	3,800	189,316
Lam Research* (Semiconductors and Semiconductor Equipment)	4,400	127,072
Magma Design Automation* (Application Software)	2,200	27,533
Manhattan Associates (Application Software)	3,100	73,904
Marvel Enterprises (Leisure Equipment and Products)	2,600	53,248
Marvell Technology Group* (Semiconductors and Semiconductor Equipment)	3,100	109,833
Mattson Technology* (Semiconductors and Semiconductor Equipment)	2,700	30,335
MEMC Electronic Materials* (Semiconductors and Semiconductor Equipment)	22,200	294,150
Microsoft (Systems Software)	18,400	491,556
Monolithic Power Systems* (Semiconductors and Semiconductor Equipment)	500	4,647
NETGEAR* (Communications Equipment)	3,700	67,174
Oracle* (Systems Software)	11,500	157,837
Photon Dynamics (Electronic Equipment and Instruments)	2,800	67,872
QUALCOMM (Communications Equipment)	3,800	161,310
Quest Diagnostics (Health Care Providers and Services)	1,600	152,880
S1* (Internet Software and Services)	5,700	51,613
SERENA Software* (Application Software)	2,800	60,550
Sprint (FON Group) (Diversified Telecommunication Services)	3,400	84,490
SunGard Data Systems* (IT Services)	2,750	77,908
Synopsys* (Application Software)	9,500	186,010
Take-Two Interactive Software* (Home Entertainment Software)	5,400	188,001
VeriSign (Internet Software and Services)	1,900	63,697
VERITAS Software* (Systems Software)	3,900	111,189
Yahoo!* (Internet Software and Services)	3,500	131,968
		7,272,444

Total Investments 95.9% (Cost $9,201,027)		10,220,028

Other Assets Less Liabilities 4.1%		436,042

Net Assets 100.0%		$10,656,070

Seligman High-Yield Bond Portfolio

	Principal Amount	Value
Corporate Bonds 95.0%
Aerospace 2.5%
Hexcel 9.875%, 10/1/2008	$50,000	$55,750
Sequa 9%, 8/1/2009	50,000	56,625
TD Funding 8.375%, 7/15/2011	25,000	26,938
		139,313

Auto 4.3%
Cooper Standard Automotive: 7%, 12/15/2012†	25,000	25,500
8.375%, 12/15/2014†	25,000	25,062
Goodyear Tire & Rubber 7.857%, 8/15/2011	50,000	51,000
Stoneridge 11.50%, 5/1/2012	50,000	58,375
Tenneco Automotive 10.25%, 7/15/2013	25,000	29,625
TRW Automotive Acquisition: 9.375%, 2/15/2013	25,000	29,125
11%, 2/15/2013	16,000	19,360
		238,047

Broadcasting 2.3%
Granite Broadcasting 9.750%, 12/1/2010	25,000	24,000
Nextmedia Operating 10.75%, 7/1/2011	25,000	28,125
Paxson Communications 0% (12.25%**), 1/15/2009	25,000	23,500
Sinclair Broadcast Group 8%, 3/15/2012	25,000	26,688
Young Broadcasting 10%, 3/1/2011	25,000	26,812
		129,125

Building Products 2.0%
Associated Materials 9.75%, 4/15/2012	50,000	56,125
Euramax International 8.50%, 8/15/2011	25,000	26,813
Texas Industries 10.25%, 6/15/2011	25,000	29,375
		112,313

Cable 5.2%
CCH 10.25%, 9/15/2010	100,000	106,500
Charter Communications 0% (11.75%**), 5/15/2011	100,000	74,000
CSC Holdings 7.875%, 12/15/2007	25,000	26,937
Insight Midwest/Insight Capital 10.50%, 11/1/2010	50,000	55,000
Mediacom Broadband 11%, 7/15/2013	25,000	27,000
		289,437

Capital Goods 3.0%
Blount 8.875%, 8/1/2012	25,000	27,250
Columbus McKinnon 10%, 8/1/2010	25,000	28,250
JLG Industries 8.375%, 6/15/2012	50,000	53,750
NMHG Holding 10%, 5/15/2009	25,000	27,750
Norcross Safety Products 9.875%, 8/15/2011	25,000	27,750
		164,750

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman High-Yield Bond Portfolio (continued)

	Principal Amount	Value
Chemicals 9.9%
ARCO Chemical 9.80%, 2/1/2020	$25,000	$28,625
Equistar Chemicals 10.125%, 9/1/2008	25,000	28,937
Huntsman ICI Chemicals 10.125%, 7/1/2009	75,000	79,312
Huntsman International 7.375%, 1/1/2015†	25,000	25,188
International Specialty Holdings 10.625%, 12/15/2009	50,000	55,625
Koppers 9.875%, 10/15/2013	25,000	28,625
Lyondell Chemical 11.125%, 7/15/2012	50,000	59,625
Millennium America 9.25%, 6/15/2008	25,000	28,563
Nalco Finance Holdings 0% (9%**), 2/1/2014	50,000	37,250
Polyone 10.625%, 5/15/2010	50,000	56,500
Resolution Performance Products 9.50%, 4/15/2010	50,000	54,375
Rockwood Specialties Group 10.625%, 5/15/2011	25,000	28,875
Terra Capital 11.50%, 6/1/2010	32,000	36,640
		548,140

Consumer Products 2.4%
Jostens: 7.625%, 10/01/2012†	25,000	26,125
0% (10.25%**), 12/1/2013	75,000	53,625
Playtex Products 9.375%, 6/1/2011	25,000	26,812
Rayovac 8.50%, 10/1/2013	25,000	27,875
		134,437

Containers 3.9%
Anchor Glass Container 11%, 2/15/2013	25,000	26,875
BWAY 10%, 10/15/2010	25,000	26,125
Crown Cork & Seal 8%, 4/15/2023	25,000	24,750
Crown European Holdings 9.50%, 3/1/2011	25,000	28,625
Owens-Illinois: 7.50%, 5/15/2010	50,000	53,313
7.80%, 5/15/2018	25,000	26,125
Pliant 11.125%, 9/1/2009	25,000	27,375
		213,188

Diversified Telecommunication 2.6%
Qwest 7.875%, 9/1/2011†	75,000	81,750
Qwest Services 14%, 12/15/2010†	50,000	60,375
		142,125

Electric 1.0%
CMS Energy 9.875%, 10/15/2007	25,000	28,063
MSW Energy Holdings 8.50%, 9/1/2010	25,000	27,500
		55,563

Energy 3.3%
Dynegy Holdings 8.75%, 2/15/2012	25,000	26,313
El Paso 7.875%, 6/15/2012	50,000	52,562
El Paso Production Holdings 7.75%, 6/1/2013	25,000	26,313
Frontier Oil 6.625%, 10/1/2011†	25,000	25,625
Harvest Operations 7.875%, 10/15/2011†	25,000	25,313
Reliant Energy 6.75%, 12/15/2014	25,000	24,969
		181,095

Environmental 0.5%
Allied Waste North America 8.50%, 12/1/2008	25,000	26,625

Finance 0.5%
Western Financial Bank 9.625%, 5/15/2012	25,000	28,625

Food and Beverage 3.2%
Land O’ Lakes 8.75%, 11/15/2011	25,000	25,000
Pilgrim’s Pride 9.25%, 11/15/2013	50,000	56,250
Seminis Vegetable Seeds 10.25%, 10/1/2013	50,000	56,500
UAP Holding 0% (12%**), 7/15/2012†	50,000	39,500
		177,250

Food and Drug 1.5%
Rite Aid 8.125%, 5/1/2010	75,000	79,688

Gaming 1.9%
Harrah’s Operating 7.875%, 12/15/2005	50,000	52,125
MGM Grand 9.75%, 6/1/2007	25,000	27,875
Park Place Entertainment 9.375%, 2/15/2007	25,000	27,625
		107,625

Health Care Facilities and Supplies 2.0%
Alliance Imaging 7.25%, 12/15/2012†	25,000	25,562
Medex 8.875%, 5/15/2013	50,000	58,500
Universal Hospital Services 10.125%, 11/1/2011	25,000	26,125
		110,187

Industrial 0.9%
Reddy Ice Holdings 0% (10.50%**), 11/1/2012†	75,000	52,125

Leisure 0.9%
Intrawest 7.50%, 10/15/2013†	25,000	26,719
Six Flags 8.875%, 2/1/2010	25,000	25,437
		52,156

Lodging 2.0%
John Q. Hammons Hotels 8.875%, 5/15/2012	25,000	28,375
Host Marriot 9.50%, 1/15/2007	25,000	27,500
MeriStar Hospitality 9.125%, 1/15/2011	50,000	54,250
		110,125

Metals and Mining 6.7%
AK Steel 7.875%, 2/15/2009	50,000	51,187
Gerdau AmeriSteel 10.375%, 7/15/2011	50,000	58,875
IMCO Recycling 10.375%, 10/15/2010	75,000	85,500
Earle M. Jorgensen 9.75%, 6/1/2012	25,000	28,250
Neenah Foundry 11%, 9/30/2010†	50,000	55,500
UCAR Finance 10.25%, 2/15/2012	25,000	28,687
United States Steel 10.75%, 8/1/2008	51,000	60,308
		368,307

Paper and Forest Products 6.7%
Ainsworth Lumber 7.25%, 10/1/2012†	25,000	25,563
Buckeye Technologies 8%, 10/15/2010	50,000	50,250
Caraustar Industries 9.875%, 4/1/2011	50,000	54,500
Georgia-Pacific 7.50%, 5/15/2006	75,000	78,937
Jefferson Smurfit 8.25%, 10/1/2012	25,000	27,375
Longview Fibre 10%, 1/15/2009	50,000	54,875

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman High-Yield Bond Portfolio (continued)

	Principal Amount, Shares or Warrants	Value
Paper and Forest Products (continued)
Newark Group 9.75%, 3/15/2014	$50,000	$ 53,500
Tembec Industries 8.50%, 2/1/2011	25,000	25,250
		370,250

Publishing 4.5%
Dex Media 0% (9%**), 11/15/2013	175,000	138,031
Houghton Mifflin 9.875%, 2/1/2013	50,000	55,000
Vertis: 10.875%, 6/15/2009	25,000	27,250
13.50%, 12/7/2009†	25,000	26,469
		246,750

Restaurants 1.9%
Buffets 11.25%, 7/15/2010	25,000	26,875
Denny’s 10%, 10/1/2012†	25,000	27,031
Domino’s 8.25%, 7/1/2011	22,000	24,145
Landry’s Restaurants 7.50%, 12/15/2014†	25,000	24,937
		102,988

Satellite 0.5%
EchoStar 5.75%, 10/1/2008	25,000	25,438

Services 2.0%
Cenveo 9.625%, 3/15/2012	25,000	27,562
Mobile Mini 9.50%, 7/1/2013	25,000	29,250
Williams Scotsman: 9.875%, 6/1/2007	25,000	25,125
10%, 8/15/2008	25,000	27,875
		109,812

Stores 1.5%
Asbury Auto Group 9%, 6/15/2012	25,000	26,375
Central Garden & Pet 9.125%, 2/1/2013	25,000	27,750
Hollywood Entertainment 9.625%, 3/15/2011	25,000	26,625
		80,750

Technology 2.2%
Advanced Micro Devices 7.75%, 11/1/2012†	25,000	26,156
AMI Semiconductor 10.75%, 2/1/2013	32,000	37,760
Xerox 9.75%, 1/15/2009	50,000	59,000
		122,916

Textiles and Apparel 1.0%
Russell 9.25%, 5/1/2010	50,000	53,875

Utilities 4.2%
AES 9.375%, 9/15/2010	25,000	29,188
Calpine: 8.50%, 7/15/2010†	50,000	43,125
9.625%, 9/30/2014†	75,000	78,000
Edison Mission Energy 7.73%, 6/15/2009	50,000	54,000
National Waterworks (Series B) 10.50%, 12/1/2012	25,000	28,250
		232,563

Wireless 3.9%
Alamosa Holdings 11%, 7/31/2010	50,000	59,125
Centenial Cellular Operating 10.75%, 12/15/2008	14,000	14,595
Centennial Communications 8.125%, 2/1/2014	25,000	25,813
Nextel Partners: 12.50%, 11/15/2009	9,000	10,237
8.125%, 7/1/2011	25,000	27,875
Rural Cellular 9.875%, 2/1/2010	25,000	25,562
Western Wireless 9.25%, 7/15/2013	50,000	54,625
		217,832

Wireless Tower 4.1%
American Tower: 9.375%, 2/1/2009	10,000	10,625
7.50%, 5/1/2012	50,000	52,750
7.125%, 10/15/2012†	25,000	25,688
Crown Castle International 10.75%, 8/1/2011	50,000	54,500
SBA Telecommunications 0% (9.75%**),12/15/2011	100,000	84,750
		228,313

Total Corporate Bonds (Cost $4,862,889)		5,251,733

Preferred Stocks 0.8% (Cost $46,000)

Publishing 0.8%
Primedia 8.625%	500 shs.	46,000

Asset-Backed Securities†† 0.3% (Cost $17,420)

Utilities 0.3%
Midland Funding 11.75%, 7/23/2005	$17,208	17,953

Warrants 0.1% (Cost $1,888)

Wireless Tower 0.1%
American Tower*† (exercise price of $0.01, expiring 8/1/2008)	25 wts.	5,762

Repurchase Agreement 1.9%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $102,012, collateralized by: $90,000 US Treasury Bonds 10.375%, 11/15/2012, with a fair market value of $108,596 (Cost $102,000)	$102,000	102,000

Total Investments 98.1% (Cost $5,030,197)		5,423,448

Other Assets Less Liabilities 1.9%		106,585

Net Assets 100.0%		$5,530,033

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Income and Growth Portfolio

	Shares	Value
Common Stocks 66.6%
Aerospace and Defense 0.4%
General Dynamics	100	$10,460

Auto Components 0.6%
Lear	250	15,253

Beverages 1.8%
Coca-Cola	640	26,643
PepsiCo	370	19,314
		45,957

Biotechnology 0.7%
Amgen*	210	13,473
Gilead Sciences*	120	4,199
		17,672

Building Products 0.3%
Masco	240	8,767

Capital Markets 2.1%
The Bank of New York	530	17,713
Goldman Sachs Group	130	13,525
Merrill Lynch	220	13,149
Morgan Stanley	180	9,994
		54,381

Chemicals 1.4%
Dow Chemical	290	14,358
Praxair	500	22,075
		36,433

Commercial Banks 2.2%
Bank of America	530	24,905
Wachovia	440	23,144
Wells Fargo	160	9,944
		57,993

Commercial Services and Supplies 1.2%
ServiceMaster	1,000	13,790
Waste Management	600	17,964
		31,754

Communications Equipment 2.6%
Andrew*	610	8,317
Cisco Systems*	1,370	26,427
Nokia (ADR)	560	8,775
Nortel Networks*	2,530	8,830
QUALCOMM	360	15,282
		67,631

Computers and Peripherals 3.7%
Dell*	710	29,923
EMC*	1,240	18,439
Hewlett-Packard	510	10,695
International Business Machines	380	37,460
		96,517

Consumer Finance 1.2%
American Express	320	18,038
MBNA	490	13,813
		31,851

Diversified Financial Services 2.9%
CIT Group	310	14,204
Citigroup	963	46,397
J.P. Morgan Chase	360	14,044
		74,645

Diversified Telecommunication Services 1.2%
SBC Communications	300	7,731
Verizon Communications	570	23,091
		30,822

Electric Utilities 0.4%
PPL	170	9,058

Electronic Equipment and Instruments 0.4%
Jabil Circuit*	370	9,465

Energy Equipment and Services 0.3%
Rowan Companies*	310	8,029

Food and Staples Retailing 2.5%
Kroger*	1,130	19,820
Sysco	200	7,634
Wal-Mart Stores	730	38,559
		66,013

Food Products 0.9%
Dean Foods*	410	13,510
General Mills	220	10,936
		24,446

Health Care Equipment and Supplies 0.3%
Alcon	90	7,254

Health Care Providers and Services 1.4%
Andrx*	1,300	28,359
WellPoint*	80	9,200
		37,559

Hotels, Restaurants and Leisure 1.5%
Carnival	450	25,933
Marriott International (Class A)	210	13,226
		39,159

Household Products 1.6%
Colgate-Palmolive	380	19,441
Procter & Gamble	400	22,032
		41,473

Index Derivatives 0.5%
iShares DJ Select Dividend Index Fund	220	13,508

Industrial Conglomerates 3.9%
General Electric	1,900	69,350
Tyco International	860	30,737
		100,087

Insurance 3.5%
American International Group	540	35,462
Hartford Financial Services Group	180	12,476
PartnerRe	160	9,911
Prudential Financial	440	24,182
XL Capital (Class A)	100	7,765
		89,796

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Income and Growth Portfolio (continued)

	Shares or Principal Amount		Value
Internet and Catalog Retail 0.5%
eBay*	100	shs.	$11,630

Internet Software and Services 0.3%
Ask Jeeves*	330		8,826

Machinery 1.4%
Deere	200		14,880
Illinois Tool Works	220		20,390
			35,270

Media 3.0%
Clear Channel Communications	680		22,773
Time Warner*	1,450		28,188
Tribune	300		12,642
Univision Communications (Class A)*	450		13,172
			76,775

Metals and Mining 1.0%
Alcoa	530		16,653
Freeport-McMoRan Copper & Gold (Class B)	240		9,175
			25,828

Multi-Line Retail 0.3%
Target	170		8,828

Multi-Utilities and Unregulated Power 0.6%
Duke Energy	600		15,198

Oil and Gas 2.4%
BP (ADR)	160		9,344
Exxon Mobil	1,034		53,003
			62,347

Paper and Forest Products 0.4%
Weyerhaeuser	140		9,411

Pharmaceuticals 6.7%
Forest Laboratories*	310		13,907
Johnson & Johnson	370		23,465
Eli Lilly	170		9,648
Merck	500		16,070
Novartis (ADR)	620		31,335
Pfizer	1,980		53,242
Watson Pharmaceuticals*	250		8,202
Wyeth	460		19,591
			175,460

Semiconductors and Semiconductor Equipment 2.1%
Broadcom (Class A)*	280		9,040
Intel	960		22,478
Taiwan Semiconductor Manufacturing (ADR)	1,111		9,432
Texas Instruments	600		14,772
			55,722

Software 3.8%
Computer Associates International	710		22,053
Microsoft	2,120		56,636
Oracle*	370		5,078
Symantec*	620		15,974
			99,741

Specialty Retail 0.6%
Advance Auto Parts*	150		6,552
Michaels Stores	300		8,991
			15,543

Systems Software 0.3%
Check Point Software Technologies*	350		8,620

Thrifts and Mortgage Finance 0.9%
Fannie Mae	200		14,242
Freddie Mac	140		10,318
			24,560

Tobacco 1.6%
Altria Group	690		42,159

Wireless Telecommunication Services 1.2%
American Tower (Class A)*	480		8,832
Crown Castle International*	1,380		22,963
			31,795

Total Common Stocks (Cost $1,510,512)			1,733,696

Corporate Bonds 17.2%
Automobiles 0.6%
General Motors 7.125%, 7/15/2013	$15,000		15,374

Beverages 0.2%
Anheuser-Busch 4.625%, 2/1/2015	5,000		4,976

Capital Markets 1.5%
Goldman Sachs Capital 6.345%, 2/15/2034	5,000		5,224
Goldman Sachs Group 5%, 10/1/2014	10,000		10,005
Lehman Brothers Holdings 2.35%, 11/10/2009	10,000		10,024
Morgan Stanley 4%, 1/15/2010	15,000		14,846
			40,099

Chemicals 0.8%
E.I. du Pont de Nemours 4.875%, 4/30/2014	20,000		20,450

Commercial Banks 1.8%
Bank One 5.90%, 11/15/2011	15,000		16,159
KeyBank 5%, 7/17/2007	15,000		15,575
SunTrust Banks 4.25%, 10/15/2009	15,000		15,070
			46,804

Commercial Services and Supplies 0.4%
International Lease Finance 6.375%, 3/15/2009	10,000		10,840

Computers and Peripherals 0.5%
International Business Machines 8.375%, 11/1/2019	10,000		13,134

Consumer Finance 3.5%
Capital One Bank 5.75%, 9/15/2010	15,000		15,931
Ford Motor Credit 7%, 10/1/2013	20,000		21,237
General Electric Capital 2.75%, 9/15/2014	20,000		20,057
General Motors Acceptance 2.97%, 1/16/2007	25,000		24,746
SLM 4%, 1/15/2009	10,000		10,004
			91,975

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Income and Growth Portfolio (continued)

	Principal Amount	Value
Diversified Financial Services 1.0%
CIT Group 4.75%, 12/15/2010	$15,000	$15,262
Citigroup 2.59%, 6/9/2009	10,000	10,028
		25,290

Diversified Telecommunication Services 0.8%
BellSouth: 2.415%, 11/15/2007	5,000	5,001
6%, 11/15/2034	5,000	5,084
SBC Communications 5.10%, 9/15/2014	10,000	10,112
		20,197

Food and Staples Retailing 0.8%
Safeway 5.625%, 8/15/2014	20,000	20,673

Health Care Providers and Services 0.4%
UnitedHealth Group 3.30%, 1/30/2008	10,000	9,853

Household Durables 0.4%
Fortune Brands 2.875%, 12/1/2006	10,000	9,911

Household Products 0.6%
Procter & Gamble 6.875%, 9/15/2009	15,000	16,896

Media 0.5%
Time Warner: 9.15%, 2/1/2023	5,000	6,717
7.625%, 4/15/2031	5,000	6,068
		12,785
Multi-Utilities and Unregulated Power 1.8%
Alabama Power 2.571%, 8/25/2009	10,000	10,012
Carolina Power & Light 5.95%, 3/1/2009	15,000	16,042
Duke Energy 4.37%, 3/1/2009	10,000	10,286
Kinder Morgan Energy Partners, 7.30%, 8/15/2033	10,000	11,621
		47,961

Thrifts and Mortgage Finance 0.8%
Countrywide Home Loans 2.54%, 11/16/2007	10,000	10,001
Washington Mutual 4.20%, 1/15/2010	10,000	9,972
		19,973

Wireless Telecommunication Services 0.8%
Verizon Global Funding 7.75%, 12/1/2030	5,000	6,236
Verizon Wireless Capital 5.375%, 12/15/2006	15,000	15,544
		21,780

Total Corporate Bonds (Cost $447,122)		448,971

US Government and Government Agency Securities 13.7%
US Government Securities 5.4%
US Treasury Bonds 5.375%, 2/15/2031	$45,000	48,674
US Treasury Notes 3.125%, 4/15/2009	65,000	64,036
3.50%, 11/15/2009	20,000	19,913
4.25%, 11/15/2014	10,000	10,029
Total US Government Securities (Cost $142,507)		142,652

Mortgage-Backed Securities†† 5.8%
Federal National Mortgage Association (“Fannie Mae”):
7%, 2/1/2012	1,095	1,149
8.50%, 9/1/2015	1,522	1,615
7%, 1/1/2032	3,765	3,993
5.50%, 8/1/2033	11,820	12,014
5%, 5/1/2034	33,824	33,587
Federal Home Loan Mortgage (“Freddie Mac”) Gold:
4.50%, 11/1/2007	1,760	1,774
5.50%, 6/1/2018	5,589	5,780
8%, 12/1/2023	3,396	3,700
4.50%, 8/1/2033	82,824	80,160
5%, 8/1/2033	6,826	6,795
Total Mortgage-Backed Securities (Cost $150,019)		150,567

Agency Securities 2.5%
Fannie Mae:
2.50%, 7/16/2007	25,000	24,485
2.81%, 9/28/2006	40,000	39,694

Total Agency Securities (Cost $64,786)		64,179

Total US Government and Government Agency Securities (Cost $357,312)		357,398

Repurchase Agreement 2.8%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $72,008, collateralized by: $75,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $74,625 (Cost $72,000)	72,000	72,000

Total Investments 100.3% (Cost $2,386,946)		2,612,065

Other Assets Less Liabilities (0.3)%		(8,811)

Net Assets 100.0%		$2,603,254

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman International Growth Portfolio

	Shares	Value
Common Stocks 99.8%
Belgium 1.7%
SES Global (FDR)† (Media)	1,771	$22,893
SES Global (FDR) (Media)	3,291	42,541
		65,434

Canada 4.6%
Canadian National Railway (Road and Rail)	802	48,709
Petro-Canada (Oil and Gas)	551	28,015
Research In Motion* (Communications Equipment)	900	74,183
SNC-Lavalin Group (Capital Goods)	427	20,585
		171,492

Finland 0.8%
Nokia (ADR) (Communications Equipment)	1,900	29,773

France 18.9%
Alcatel* (Communications Equipment)	7,700	120,008
Club Mediterranee* (Hotels, Restaurants and Leisure)	500	23,503
Essilor International (Health Care Equipment and Supplies)	1,000	78,015
European Aeronautic Defence and Space (Aerospace and Defense)	3,027	87,555
France Telecom* (Diversified Telecommunication Services)	1,800	59,287
Galeries Lafayette (Multi-Line Retail)	200	51,127
JC Decaux* (Media)	1,291	37,605
Pernod Ricard (Beverages)	300	45,760
Total (Oil and Gas)	300	65,479
Unibail (Real Estate)	500	78,373
Vivendi Universal (Media)	2,000	63,884
		710,596

Germany 7.4%
Adidas-Salomon (Textiles, Apparel and Luxury Goods)	400	64,221
Allianz (Insurance)	600	79,203
Bayerische Hypo-und Vereinsbank* (Commercial Banks)	3,800	85,848
Schering (Pharmaceuticals)	653	48,535
		277,807

Greece 2.1%
EFG Eurobank Ergasias (Commercial Banks)	2,300	78,623

Hong Kong 3.5%
CNOOC (ADR) (Oil and Gas)	1,000	54,190
Esprit Holdings (Specialty Retail)	13,000	78,535
		132,725

India 1.5%
Infosys Technologies (ADR) (IT Services)	800	55,452

Indonesia 0.6%
PT Telekomunikasi Indosesia (ADR) (Diversified Telecommunication Services)	1,000	21,020

Ireland 5.2%
Elan (ADR)* (Pharmaceuticals)	7,100	193,475

Italy 3.4%
Autostrade (Transportation Infrastructure)	2,100	55,986
Banca Intesa (Commercial Banks)	6,600	31,608
Saipem (Energy Equipment and Services)	3,400	40,714
		128,308

Japan 13.4%
Bank of Yokohama (Commercial Banks)	5,000	31,424
Japan Tobacco (Tobacco)	9	102,419
Keyence (Electronic Equipment and Instruments)	200	44,810
Minebea (Machinery)	7,000	30,442
Mitsubishi Tokyo Financial Group (Commercial Banks)	2	20,199
Nikko Cordial (Capital Markets)	5,000	26,519
Pioneer (Household Durables)	1,000	19,514
Sekisui House (Household Durables)	2,000	23,300
Suzuki Motor (Automobiles)	2,000	36,377
Trend Micro (Software)	2,000	108,345
UFJ Holdings* (Commercial Banks)	10	60,282
		503,631

Mexico 1.5%
Grupo Televisa (ADR) (Media)	900	54,450

Netherlands 3.3%
Ahold* (Food and Staples Retailing)	5,000	38,558
ASML Holding (NY shares)* (Semiconductors and Semiconductor Equipment)	826	13,154
Koninklijke Ahold* (Food Products)	2,000	71,872
		123,584

Norway 1.2%
Tandberg (Communications Equipment)	3,530	43,616

Russia 0.6%
Gazprom (ADR)† (Energy Equipment and Services)	600	21,292

South Korea 2.1%
Hyundai Motor (Automobiles)	940	50,341
Kia Motors (Automobiles)	2,720	28,621
		78,962

Spain 1.8%
Banco Bilbao Vizcaya Argentaria (Commercial Banks)	3,900	68,824

Sweden 2.5%
Assa Abloy (Building Products)	1,920	32,651
Telefonaktiebolaget LM Ericsson (ADR) (Communications Equipment)	2,000	62,930
		95,581

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman International Growth Portfolio (continued)

	Shares	Value
Switzerland 2.7%
Kuehne & Nagel International* (Marine)	180	$ 38,624
Swatch Group (Textiles, Apparel and Luxury Goods)	2,120	62,873
		101,497

United Kingdom 21.0%
BP (Oil and Gas)	3,800	36,976
Capita Group (Commercial Services and Supplies)	10,823	75,680
Carnival (Hotels, Restaurants and Leisure)	936	57,064
The Carphone Warehouse Group (Specialty Retail)	25,470	83,797
EMI Group (Media)	15,100	76,832
GUS (Internet and Catalog Retail)	3,397	61,138
Imperial Tobacco Group (Tobacco)	2,200	60,119
InterContinental Hotels Group (ADR) (Hotels, Restaurants and Leisure)	4,464	55,441
Man Group (Capital Markets)	1,470	41,521
Rolls-Royce Group (Aerospace and Defense)	15,926	75,433
Rolls-Royce Group (Class B) (Aerospace and Defense)	400,521	767
Standard Chartered (Commercial Banks)	4,800	89,010
Vodafone Group (Wireless Telecommunication Services)	27,100	73,263
		787,041

Total Investments 99.8% (Cost $3,027,682)		3,743,183

Other Assets Less Liabilities 0.2%		5,986

Net Assets 100.0%		$3,749,169

Seligman Investment Grade Fixed Income Portfolio

	Principal Amount	Value
US Government and Government Agency Securities 54.5%
US Government Securities 20.9%
US Treasury Bonds 5.375%, 2/15/2031	$ 170,000	$ 183,879
US Treasury Notes:
2.625%, 11/15/2006	190,000	188,657
3.125%, 10/15/2008	90,000	89,068
3.125%, 4/15/2009	190,000	187,180
3.50%, 11/15/2009	60,000	59,738
5%, 8/15/2011	10,000	10,649
4.25%, 11/15/2014	25,000	25,073

Total US Government Securities (Cost $742,339)		744,244

Mortgage-Backed Securities†† 30.7%
Federal Home Loan Mortgage (“Freddie Mac”) Gold: 4.50%, 11/1/2007	110,858	111,748
6%, 11/1/2010	7,970	8,411
5.50%, 6/1/2018	36,809	38,063
8%, 12/1/2023	5,516	6,011
5.50%, 4/1/2029	97,818	99,773
6%, 12/1/2032	134,136	138,798
4.50%, 8/1/2033	197,857	191,492
5%, 8/1/2033	44,954	44,749
Federal National Mortgage Association (“Fannie Mae”): 7%, 1/1/2008	18,804	19,746
7%, 2/1/2012	7,209	7,570
8.50%, 9/1/2015	$ 6,341	$ 6,731
6.50%, 5/1/2017	25,321	26,863
5.50%, 2/1/2018	53,829	55,695
7%, 1/1/2032	24,795	26,293
7%, 5/1/2032	64,380	68,269
5.50%, 8/1/2033	77,837	79,113
5%, 5/1/2034	164,288	163,137

Total Mortgage-Backed Securities
(Cost $1,091,255)		1,092,462

Agency Securities 2.9%
(Cost $104,891)
Fannie Mae 2.81%, 9/28/2006	105,000	104,197

Total US Government and Government Agency Securities (Cost $1,938,485)		1,940,903

Corporate Bonds 35.1%
Automobiles 1.2%
General Motors 7.125%, 7/15/2013	40,000	40,998

Beverages 0.7%
Anheuser-Busch 4.625%, 2/1/2015	25,000	24,880

Capital Markets 2.5%
Goldman Sachs Capital 6.345%, 2/15/2034	10,000	10,448
Goldman Sachs Group 5%, 10/1/2014	20,000	20,010
Lehman Brothers Holdings 2.35%, 11/10/2009	25,000	25,061
Morgan Stanley 4%, 1/15/2010	35,000	34,641
		90,160

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value
Chemicals 1.4%
E.I. du Pont de Nemours 4.875%, 4/30/2014	$ 50,000	$ 51,124

Commercial Banks 2.9%
Bank One 5.90%, 11/15/2011	40,000	43,090
KeyBank 5%, 7/17/2007	30,000	31,150
SunTrust Banks 4.25%, 10/15/2009	30,000	30,139
		104,379

Commercial Services and Supplies 0.6%
International Lease Finance 6.375%, 3/15/2009	20,000	21,680

Computers and Peripherals 0.9%
International Business Machines 8.375%, 11/1/2019	25,000	32,836

Consumer Finance 7.0%
Capital One Bank 5.75%, 9/15/2010	35,000	37,173
Ford Motor Credit 7%, 10/1/2013	50,000	53,093
General Electric Capital 2.75%, 9/15/2014	55,000	55,158
General Motors Acceptance 2.97%, 1/16/2007	55,000	54,442
SLM 4%, 1/15/2009	50,000	50,022
		249,888

Diversified Financial Services 2.3%
CIT Group 4.75%, 12/15/2010	55,000	55,960
Citigroup 2.59%, 6/9/2009	25,000	25,069
		81,029

Diversified Telecommunication Services 1.3%
BellSouth: 2.415%, 11/15/2007	15,000	15,003
6%, 11/15/2034	5,000	5,084
SBC Communications 5.10%, 9/15/2014	25,000	25,280
		45,367

Food and Staples Retailing 1.3%
Safeway 5.625%, 8/15/2014	45,000	46,515

Health Care Providers and Services 1.2%
UnitedHealth Group 3.30%, 1/30/2008	45,000	44,338

Household Durables 1.1%
Fortune Brands 2.875%, 12/1/2006	40,000	39,643

Household Products 1.9%
Procter & Gamble 6.875%, 9/15/2009	60,000	67,585

Media 1.9%
Time Warner: 9.15%, 2/1/2023	40,000	53,733
7.625%, 4/15/2031	10,000	12,136
		65,869

Multi-Utilities and Unregulated Power 3.6%
Alabama Power 2.571%, 8/25/2009	25,000	25,031
Carolina Power & Light 5.95%, 3/1/2009	40,000	42,780
Duke Energy 4.37%, 3/1/2009	25,000	25,716
Kinder Morgan Energy Partners, 7.30%, 8/15/2033	30,000	34,864
		128,391

Thrifts and Mortgage Finance 1.3%
Countrywide Home Loans 2.54%, 11/16/2007	20,000	20,002
Washington Mutual 4.20%, 1/15/2010	25,000	24,930
		44,932

Wireless Telecommunication Services 2.0%
Verizon Global Funding 7.75%, 12/1/2030	10,000	12,472
Verizon Wireless Capital 5.375%, 12/15/2006	55,000	56,995
		69,467

Total Corporate Bonds (Cost $1,241,269)		1,249,081

Asset-Backed Securities†† 3.1%
Aerospace and Defense 0.2%
PP&L Transition 6.83%, 3/25/2007	6,335	6,402

Electric Utilities 2.9%
PECO Energy Transition Trust 6.05%, 3/1/2009	100,000	103,951

Total Asset-Backed Securities (Cost $106,280)		110,353

Short-Term Holdings 6.9%
US Government Agency Securities 2.8%
Federal Home Loan Bank 0.10%, 1/19/2005	100,000	99,890

Repurchase Agreement 4.1%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $145,017, collateralized by: $155,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $154,225	145,000	145,000

Total Short-Term Holdings (Cost $244,890)		244,890

Total Investments 99.6% (Cost $3,530,924)		3,545,227

Other Assets Less Liabilities 0.4%		15,745

Net Assets 100.0%		$3,560,972

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2004

Seligman Large-Cap Growth Portfolio

	Shares	Value
Common Stocks 98.6%

Aerospace and Defense 4.1%
Boeing	1,000	$51,770
United Technologies	400	41,340
		93,110

Automobiles 0.7%
Harley-Davidson	250	15,188

Beverages 3.2%
Coca-Cola	1,000	41,630
PepsiCo	600	31,320
		72,950

Biotechnology 4.8%
Amgen*	1,000	64,155
Biogen Idec*	200	13,323
Gilead Sciences*	300	10,498
MedImmune*	800	21,676
		109,652

Commercial Services and Supplies 0.5%
Cendant	500	11,690

Communications Equipment 5.7%
Cisco Systems*	2,100	40,509
Corning*	2,000	23,540
Nokia (ADR)	2,000	31,340
Nortel Networks*	3,800	13,262
QUALCOMM	500	21,225
		129,876
Computers and Peripherals 7.5%
Dell*	1,000	42,145
EMC*	5,300	78,811
International Business Machines	500	49,290
		170,246

Construction and Engineering 0.5%
Fluor	200	10,902

Consumer Staples 0.8%
Gillette	400	17,912

Energy Equipment and Services 1.9%
Halliburton	600	23,544
Schlumberger	300	20,085
		43,629

Food and Staples Retailing 0.5%
Walgreen	300	11,511

Health Care Equipment and Supplies 3.5%
Baxter International	400	13,816
Medtronic	500	24,835
St. Jude Medical*	400	16,772
Zimmer Holdings*	300	24,036
		79,459

Health Care Providers and Services 2.0%
Cardinal Health	400	23,260
PacifiCare Health Systems*	200	11,304
WellPoint*	100	11,500
		46,064

Hotels, Restaurants and Leisure 4.1%
Hilton Hotels	2,300	52,302
McDonald’s	700	22,442
Starbucks*	300	18,709
		93,453
Household Products 3.3%
Kimberly-Clark	200	13,162
Procter & Gamble	1,100	60,588
		73,750

Industrial Conglomerates 7.9%
3M	300	24,621
General Electric	2,750	100,375
Tyco International	1,500	53,610
		178,606

Insurance 4.7%
AFLAC	1,200	47,808
American International Group	900	59,103
		106,911

Internet and Catalog Retail 1.0%
eBay*	200	23,261

IT Services 1.9%
Accenture (Class A)*	700	18,900
Fiserv*	600	24,117
		43,017

Machinery 2.2%
Caterpillar	500	48,755

Media 5.5%
Comcast (Class A)*	700	23,300
News Corp. (Class B)	1,400	26,880
Time Warner*	3,800	73,872
		124,052
Multi-Line Retail 2.9%
Kohl’s*	500	24,585
Target	800	41,544
		66,129

Pharmaceuticals 12.0%
Abbott Laboratories	900	41,985
Johnson & Johnson	1,400	88,788
Eli Lilly	400	22,700
Pfizer	2,030	54,587
Sanofi-Aventis (ADR)	300	12,015
Schering-Plough	1,200	25,056
Wyeth	600	25,554
		270,685

_____________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Large-Cap Growth Portfolio (continued)

	Shares	Value
Semiconductors and Semiconductor Equipment 6.5%
Broadcom (Class A)*	600	$19,371
Intel	2,900	67,903
Texas Instruments	2,400	59,088
		146,362

Software 8.0%
Computer Associates International	1,500	46,590
Microsoft	4,100	109,532
Oracle*	800	10,980
Symantec*	500	12,883
		179,985

Specialty Retail 2.9%
Bed Bath & Beyond*	1,100	43,818
Home Depot	500	21,370
		65,188

Total Common Stocks (Cost $2,008,139)		2,232,343

	Warrants or Principal Amount	Value
Warrants 0.1%
Communications Equipment 0.1%
Lucent Technologies* (exercise price of $2.75, expiring 12/10/2007)	1,147 wts.	$1,812

Repurchase Agreement 4.5%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $101,012, collateralized by: $105,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $104,475 (Cost $101,000)	$101,000	101,000

Total Investments 103.2% (Cost $2,109,139)		2,335,155

Other Assets Less Liabilities (3.2)%		(72,785)

Net Assets 100.0%		$2,262,370

Seligman Large-Cap Value Portfolio

	Shares	Value
Common Stocks 99.7%
Aerospace and Defense 6.1%
Honeywell International	4,000	$141,640
United Technologies	1,800	186,030
		327,670

Automobiles 2.8%
Ford Motor	10,000	146,400

Capital Markets 4.0%
The Bank of New York	6,300	210,546

Chemicals 7.0%
Dow Chemical	4,000	198,040
Praxair	4,000	176,600
		374,640

Commercial Banks 7.0%
Bank of America	4,000	187,960
U.S. Bancorp	6,000	187,920
		375,880

Communications Equipment 2.8%
Cisco Systems*	7,700	148,533

Computers and Peripherals 3.3%
International Business Machines	1,800	177,444

Diversified Financial Services 3.3%
J.P. Morgan Chase	4,500	175,545

Food and Staples Retailing 3.6%
Costco Wholesale	4,000	193,780

Health Care Equipment and Supplies 5.4%
Baxter International	4,000	138,160
Medtronic	3,000	149,010
		287,170

Industrial Conglomerates 2.7%
General Electric	4,000	146,000

Insurance 11.7%
Allstate	3,700	191,364
Prudential Financial	2,500	137,400
The St. Paul Travelers Companies	4,200	155,694
UNUMProvident	7,800	139,932
		624,390

Machinery 3.3%
Caterpillar	1,800	175,518

Multi-Line Retail 3.1%
J.C. Penney	4,000	165,600

Multi-Utilities and Unregulated Power 3.6%
AES	14,000	191,380

Oil and Gas 5.9%
Chevron Texaco	3,000	157,530
Valero Energy	3,500	158,900
		316,430

Paper and Forest Products 3.5%
Georgia-Pacific	5,000	187,400

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Large-Cap Value Portfolio (continued)

	Shares or Principal Amount		Value
Pharmaceuticals 3.1%
Wyeth	3,900	shs.	$166,101

Road and Rail 6.3%
CSX	5,000		200,400
Union Pacific	2,000		134,500
			334,900

Specialty Retail 2.0%
The Gap	5,000		105,600

Thrifts and Mortgage Finance 5.8%
Fannie Mae	2,300		163,783
Washington Mutual	3,500		147,980
			311,763

Tobacco 3.4%
Altria Group	3,000		183,300

Total Common Stocks (Cost $4,352,855)			5,325,990

Repurchase Agreement 0.3%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $18,002, collateralized by: $20,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $19,900 (Cost $18,000)	$ 18,000	18,000

Total Investments 100.0% (Cost $4,370,855)		5,343,990

Other Assets Less Liabilities		(2,266)

Net Assets 100.0%		$5,341,724

Seligman Smaller-Cap Value Portfolio

	Shares	Value
Common Stocks 100.1%
Aerospace and Defense 2.5%
Cubic	300,000	$7,551,000

Airlines 2.7%
Continental Airlines*	600,000	8,124,000

Beverages 1.2%
Constellation Brands (Class A)*	80,000	3,720,800

Biotechnology 4.2%
Enzon Pharmaceuticals*	400,000	5,486,000
Pharmacopeia Drug Discovery*	115,200	685,440
Protein Design Labs*	320,000	6,609,600
		12,781,040

Chemicals 14.9%
Cabot	160,000	6,188,800
Crompton	700,000	8,260,000
Hercules*	450,000	6,682,500
Lyondell Chemical	320,000	9,254,400
Minerals Technologies	110,000	7,337,000
NOVA Chemicals	160,000	7,568,000
		45,290,700

Commercial Services and Supplies 10.0%
Brink’s	190,000	7,508,800
Korn/Ferry International	400,000	8,300,000
Sotheby’s Holdings (Class A)*	475,000	8,626,000
Waste Connections*	170,000	5,822,500
		30,257,300

Communications Equipment 2.4%
Extreme Networks*	1,100,000	7,210,500

Computers and Peripherals 2.8%
Brocade Communications Systems*	1,120,000	8,517,600

Containers and Packaging 0.9%
Smurfit-Stone Container*	150,000	2,802,750

Electrical Equipment 1.5%
EnerSys	306,100	4,668,025

Electronic Equipment and Instruments 2.2%
Trimble Navigation*	200,000	6,601,000

Energy Equipment and Services 4.3%
Hanover Compressor*	450,000	6,358,500
Universal Compression Holdings*	190,000	6,632,900
		12,991,400

Food Products 1.9%
Bunge	100,000	5,701,000

Health Care Providers and Services 6.7%
Andrx*	300,000	6,544,500
Apria Healthcare Group*	230,000	7,578,500
Select Medical	350,000	6,160,000
		20,283,000

Hotels, Restaurants and Leisure 2.2%
Ruby Tuesday	250,000	6,520,000

Household Durables 2.3%
Harman International Industries	55,000	6,985,000

__________
See footnotes on page 60.

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2004

Seligman Smaller-Cap Value Portfolio (continued)

	Shares or Principal Amount		Value
Insurance 5.3%
Allmerica Financial*	230,000	shs.	$7,550,900
W.R. Berkley	90,000		4,245,300
Montpelier Re Holdings	110,000		4,229,500
			16,025,700

IT Services 1.8%
Carreker*	650,000		5,580,250

Machinery 6.9%
Mueller Industries	200,000		6,440,000
Stewart & Stevenson Services	450,000		9,103,500
Terex*	112,000		5,336,800
			20,880,300

Media 1.1%
Cadmus Communications	257,450		3,274,764

Metals and Mining 2.4%
Peabody Energy	90,000		7,281,900

Multi-Line Retail 1.8%
Fred’s	320,000		5,563,200

Paper and Forest Products 0.9%
Bowater	60,000		2,638,200

Pharmaceuticals 2.1%
Eon Labs*	240,000		6,481,200

Road and Rail 1.9%
J.B. Hunt Transport Services	130,000		5,831,150

Semiconductors and Semiconductor Equipment 4.1%
Credence Systems*	700,000		6,408,500
Skyworks Solutions	626,000		5,900,050
			12,308,550

Software 3.3%
Accelrys	410,000		3,204,150
Mentor Graphics	440,000		6,721,000
			9,925,150

Specialty Retail 2.4%
Finish Line (Class A)	400,000		7,302,000

Thrifts and Mortgage Finance 3.4%
Commercial Federal	250,000		7,427,500
The PMI Group	70,000		2,922,500
			10,350,000

Total Common Stocks (Cost $227,764,577)			303,447,479

Repurchase Agreement 0.2%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $456,053, collateralized by: $475,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $472,625 (cost $456,000)	$456,000		456,000

Total Investments 100.3% (Cost $228,220,577)			303,903,479

Other Assets Less Liabilities (0.3)%			(911,272)

Net Assets 100.0%			$302,992,207

_____________

*	Non-income producing security.
**	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
ø	Warrants attached. See separate holding in the Portfolios of Investments.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††	Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
ADR	- American Depositary Receipts.
FDR	- Fiduciary Depositary Receipts.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2004

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Frontier Portfolio
Assets:
Investments, at value* (see portfolios of investments):
Long-term holdings	$14,936,770	—	$10,700,602	$66,130,144	$6,689,520
Repurchase agreements	371,000	$504,000	64,000	3,912,000	—
Other short-term holdings	—	1,598,800	—	—	—
Total investments	15,307,770	2,102,800	10,764,602	70,042,144	6,689,520
Cash denominated in US dollars	—	787	1,851	873	—
Cash denominated in foreign currencies**	—	—	—	346,982	—
Dividends and interest receivable	5,628	20	12,652	11,515	1,141
Receivable for Capital Stock sold	288	—	1,906	7,153	—
Receivable for securities sold	—	—	33,897	816,101	64,194
Receivable from the Manager (Note 5)	—	2,441	—	—	—
Other	661	4,971	445	2,921	208
Total Assets	15,314,347	2,111,019	10,815,353	71,227,689	6,755,063

Liabilities:
Payable for securities purchased	37,411	—	—	181,003	17,014
Bank overdraft	22,354	—	—	—	29,093
Management fee payable	5,153	680	3,652	44,497	4,271
Payable for Capital Stock redeemed	3,365	265,663	—	26,996	12,524
Distribution and service fees payable	3,218	—	—	7,268	—
Accrued expenses and other	36,843	16,408	19,423	79,683	21,589
Total Liabilities	108,344	282,751	23,075	339,447	84,491
Net Assets	$15,206,003	$1,828,268	$10,792,278	$70,888,242	$6,670,572

Composition of Net Assets:
Capital Stock, $0.001 at par	$1,246	$1,831	$996	$5,499	$437
Additional paid-in capital	25,190,049	1,826,437	12,895,968	107,811,222	6,081,315
Undistributed/accumulated net investment income (loss)	(5,114)	—	137,868	(4,983)	(4,160)
Accumulated net realized loss	(11,619,349)	—	(3,369,717)	(39,644,843)	(759,782)
Net unrealized appreciation of investments	1,639,171	—	1,127,163	2,721,347	1,352,762
Net Assets	$15,206,003	$1,828,268	$10,792,278	$70,888,242	$6,670,572

Class 1	$9,820,553	$1,828,268	$10,792,278	$58,645,579	$6,670,572
Class 2	$5,385,450			$12,242,663
Shares of Capital Stock Outstanding:
Class 1	801,675	1,830,642	995,979	4,539,221	437,261
Class 2	443,942			959,717

Net Asset Value per Share:
Class 1	$12.25	$1.00	$10.84	$12.92	$15.26
Class 2	$12.13			$12.76

__________
* Cost of investments are as follows:	$13,668,599	$2,102,800	$9,637,439	$67,337,523	$5,336,758
** Cost of foreign currencies as follows:	—	—	—	$330,255	—
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2004

	Seligman Global Growth Portfolio	Seligman Global Smaller Companies Portfolio	Seligman Global Technology Portfolio	Seligman High-Yield Bond Portfolio	Seligman Income and Growth Portfolio
Assets:
Investments, at value* (see portfolios of investments):
Long-term holdings	$2,490,605	$5,932,577	$10,220,028	$5,321,448	$2,540,065
Repurchase agreements	—	—	—	102,000	72,000
Total investments	2,490,605	5,932,577	10,220,028	5,423,448	2,612,065
Cash denominated in US dollars	—	—	291,307	157	1,073
Cash denominated in foreign currencies**	—	—	137,906	—	—
Dividends and interest receivable	3,894	5,635	3,244	109,371	10,037
Receivable for securities sold	95,725	33,970	85,294	17,748	3,571
Receivable from the Manager (Note 5)	5,381	11,337	557	—	2,568
Unrealized appreciation on forward currency contracts	259	1,445	—	—	—
Other	110	1,664	4,314	1,276	230
Total Assets	2,595,974	5,986,628	10,742,650	5,552,000	2,629,544

Liabilities:
Payable for securities purchased	11,863	141	33,538	—	—
Bank overdraft	8,275	48,316	—	—	—
Management fee payable	2,195	4,945	8,991	2,362	907
Payable for Capital Stock redeemed	11	9	4,434	2,598	8,646
Distribution and service fees payable	—	—	798	—	—
Unrealized depreciation on
forward currency contracts	10	30,601	206	—	—
Accrued expenses and other	20,040	37,252	38,613	17,007	16,737
Total Liabilities	42,394	121,264	86,580	21,967	26,290
Net Assets	$2,553,580	$5,865,364	$10,656,070	$5,530,033	$2,603,254

Composition of Net Assets:
Capital Stock, $0.001 at par	$550	$441	$850	$1,092	$285
Additional paid-in capital	3,814,892	5,714,817	23,194,808	18,170,832	2,891,551
Undistributed/accumulated net
investment income (loss)	(3,972)	(19,348)	(3,396)	494,011	41,052
Accumulated net realized loss	(1,667,480)	(711,407)	(13,560,588)	(13,529,153)	(554,753)
Net unrealized appreciation of investments	356,111	703,542	885,395	393,251	225,119
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	53,479	177,319	139,001	—	—
Net Assets	$2,553,580	$5,865,364	$10,656,070	$5,530,033	$2,603,254

Class 1	$2,553,580	$5,865,364	$8,446,127	$5,530,033	$2,603,254
Class 2			$2,209,943
Shares of Capital Stock Outstanding:
Class 1	550,011	441,315	673,416	1,091,741	284,751
Class 2			177,399

Net Asset Value per Share:
Class 1	$4.64	$13.29	$12.54	$5.07	$9.14
Class 2			$12.46

__________
* Cost of investments are as follows:	$2,081,566	$5,022,835	$9,201,027	$5,030,197	$2,386,946
** Cost of foreign currencies as follows:	—	—	$132,635	—	—
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2004

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Growth Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Assets:
Investments, at value* (see portfolios of investments):
Long-term holdings	$3,743,183	$3,300,337	$2,234,155	$5,325,990	$303,447,479
Repurchase agreements	—	145,000	101,000	18,000	456,000
Other short-term holdings	—	99,890	—	—	—
Total investments	3,743,183	3,545,227	2,335,155	5,343,990	303,903,479
Cash	48,471	1,219	102	913	144
Dividends and interest receivable	5,405	29,601	1,384	10,624	92,618
Receivable for Capital Stock sold	—	—	165	2,714	124,078
Receivable from the Manager (Note 5)	3,703	2,461	—	—	—
Unrealized appreciation on forward currency contracts	139	—	—	—	—
Other	128	165	94	211	11,681
Total Assets	3,801,029	3,578,673	2,336,900	5,358,452	304,132,000

Liabilities:
Payable for securities purchased	25,495	—	61,994	—	—
Management fee payable	3,127	1,212	1,337	3,603	253,033
Payable for Capital Stock redeemed	6	46	—	—	690,262
Distribution and service fees payable	—	—	—	—	14,681
Unrealized depreciation on forward currency contracts	18	—	—	—	—
Accrued expenses and other	23,214	16,443	11,199	13,125	181,817
Total Liabilities	51,860	17,701	74,530	16,728	1,139,793
Net Assets	$3,749,169	$3,560,972	$2,262,370	$5,341,724	$302,992,207

Composition of Net Assets:
Capital Stock, $0.001 at par	$338	$384	$340	$502	$15,631
Additional paid-in capital	5,524,637	3,395,048	4,904,550	5,573,594	202,399,443
Undistributed/accumulated net
investment income (loss)	(5,161)	161,698	(2,022)	45,978	1,286,593
Undistributed/accumulated
net realized gain (loss)	(2,486,981)	(10,461)	(2,866,514)	(1,251,485)	23,607,638
Net unrealized appreciation of investments	533,509	14,303	226,016	973,135	75,682,902
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	182,827	—	—	—	—
Net Assets	$3,749,169	$3,560,972	$2,262,370	$5,341,724	$302,992,207

Class 1	$3,749,169	$3,560,972	$2,262,370	$5,341,724	$268,410,475
Class 2					$34,581,732
Shares of Capital Stock Outstanding:
Class 1	337,658	384,182	339,584	501,698	13,836,253
Class 2					1,795,299

Net Asset Value per Share:
Class 1	$11.10	$9.27	$6.66	$10.65	$19.40
Class 2					$19.26

__________
* Cost of investments are as follows:	$3,027,682	$3,530,924	$2,109,139	$4,370,855	$228,220,577
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2004

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Frontier Portfolio
Investment Income:
Dividends*	$67,803	$—	$222,018	$544,726	$22,212
Interest	6,036	32,331	2,111	55,295	1,084
Total Investment Income	73,839	32,331	224,129	600,021	23,296

Expenses:
Management fees	64,685	10,300	44,995	529,975	51,308
Shareholder account services	26,794	—	—	42,645	—
Custody and related services	18,675	1,118	5,814	44,139	20,809
Auditing fees	15,466	8,497	12,889	42,736	10,765
Distribution and service fees — Class 2	12,323	—	—	29,212	—
Registration	5,948	1,343	2,302	10,851	4,660
Directors’ fees and expenses	5,597	5,281	5,507	7,041	5,546
Legal fees	4,025	2,061	3,300	12,077	2,719
Shareholder reports and communications	3,705	—	685	8,391	3,094
Miscellaneous	3,152	718	2,241	10,365	1,840
Total Expenses Before Reimbursement	160,370	29,318	77,733	737,432	100,741
Reimbursement of expenses (Note 5)	—	(11,294)	—	—	—
Total Expenses After Reimbursement	160,370	18,024	77,733	737,432	100,741
Net Investment Income (Loss)	(86,531)	14,307	146,396	(137,411)	(77,445)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	2,347,345	—	1,294,008	11,032,600	1,128,923
Net realized loss on options written	—	—	—	(1,444)	—
Payments received from the Manager (Note 11)	339		1,172	9,056	133
Net change in unrealized appreciation/ depreciation of investments	(984,400)	—	(148,909)	(3,864,957)	(209,072)
Net Gain on Investments and Foreign Currency Transactions	1,363,284	—	1,146,271	7,175,255	919,984
Increase in Net Assets from Operations	$1,276,753	$14,307	$1,292,667	$7,037,844	$842,539

__________
* Net of foreign tax withheld as follows:	$416	—	$637	$1,233	$59
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2004

	Seligman Global Growth Portfolio	Seligman Global Smaller Companies Portfolio	Seligman Global Technology Portfolio	Seligman High-Yield Bond Portfolio	Seligman Income and Growth Portfolio
Investment Income:
Dividends*	$37,708	$86,207	$86,585	$11,006	$33,318
Interest	—	10,995	402	550,256	42,765
Total Investment Income	37,708	97,202	86,987	561,262	76,083

Expenses:
Management fees	27,310	60,975	109,434	32,329	10,831
Shareholder account services	—	—	25,617	—	—
Custody and related services	80,164	234,537	75,577	17,736	12,623
Auditing fees	11,586	14,621	24,467	10,563	8,672
Distribution and service fees — Class 2	—	—	3,249	—	—
Registration	1,354	1,652	7,907	1,849	1,465
Directors’ fees and expenses	5,476	5,543	5,662	5,530	5,288
Legal fees	2,132	7,088	3,366	2,690	2,032
Shareholder reports and communications	697	817	6,997	748	675
Miscellaneous	1,311	1,477	2,492	1,953	1,177
Total Expenses Before Reimbursement	130,030	326,710	264,768	73,398	42,763
Reimbursement of expenses (Note 5)	(82,238)	(204,759)	(53,553)	—	(11,631)
Total Expenses After Reimbursement	47,792	121,951	211,215	73,398	31,132
Net Investment Income (Loss)	(10,084)	(24,749)	(124,228)	487,864	44,951
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	253,335	721,055	785,099	56,985	185,603
Net realized gain from foreign currency transactions	96,599	74,368	208,233	—	—
Payments received from the Manager (Note 11)	376	3,012	977	—	160
Net change in unrealized appreciation/ depreciation of investments	137,079	345,507	(390,363)	(111,930)	(25,985)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(45,135)	(3,877)	(113,550)	—	—
Net Gain (Loss) on Investments and Foreign Currency Transactions	442,254	1,140,065	490,396	(54,945)	159,778
Increase in Net Assets from Operations	$432,170	$1,115,316	$366,168	$432,919	$204,729

__________
* Net of foreign tax withheld as follows:	$2,770	$6,851	$2,430	—	$92
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2004

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Growth Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Investment Income:
Dividends*	$57,847	$—	$34,066	$115,381	$4,566,169
Interest	—	183,761	800	261	44,738
Total Investment Income	57,847	183,761	34,866	115,642	4,610,907
Expenses:
Management fees	36,126	18,463	16,717	43,002	2,863,262
Shareholder account services	—	—	—	—	41,360
Custody and related services	87,804	11,609	4,509	2,516	79,874
Auditing fees	12,171	9,554	8,578	10,041	152,987
Distribution and service fees — Class 2	—	—	—	—	50,082
Registration	1,555	1,534	1,351	1,650	28,898
Directors’ fees and expenses	5,448	5,323	5,320	5,450	11,769
Legal fees	2,150	2,371	2,217	2,596	41,508
Shareholder reports and communications	697	539	687	798	19,004
Interest expense	—	—	—	—	6,249
Miscellaneous	1,379	1,960	1,358	1,734	31,230
Total Expenses Before Reimbursement	147,330	51,353	40,737	67,787	3,326,223
Reimbursement of expenses (Note 5)	(75,080)	(12,162)	—	—	—
Total Expenses After Reimbursement	72,250	39,191	40,737	67,787	3,326,223
Net Investment Income (Loss)	(14,403)	144,570	(5,871)	47,855	1,284,684
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	318,101	11,350	39,569	340,466	23,976,151
Net realized gain from foreign currency transactions	156,268	—	—	—	—
Payments received from the Manager (Note 11)	—	—	—	744	4,005
Net change in unrealized appreciation of investments	314,099	(38,156)	87,658	409,496	20,595,248
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(3,385)	—	—	—	—
Net Gain (Loss) on Investments and Foreign Currency Transactions	785,083	(26,806)	127,227	750,706	44,575,404
Increase in Net Assets from Operations	$770,680	$117,764	$121,356	$798,561	$45,860,088

__________
* Net of foreign tax withheld as follows:	$7,165	—	$19	—	$9,306
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(86,531)	$(57,684)	$14,307	$24,264	$146,396	$107,932
Net realized gain on investments	2,347,345	2,526,116	—	12	1,294,008	158,900
Payments received from
the Manager (Note 11)	339	—	—	—	1,172	—
Net change in unrealized appreciation/ depreciation of investments	(984,400)	2,070,339	—	—	(148,909)	2,390,364
Increase in Net Assets From Operations	1,276,753	4,538,771	14,307	24,276	1,292,667	2,657,196

Distributions to Shareholders:
Net investment income — Class 1	—	—	(14,307)	(24,264)	(106,774)	(160,989)
Net realized short-term gain on investments — Class 1	—	—	—	(12)	—	—
Decrease in Net Assets From Distributions	—	—	(14,307)	(24,276)	(106,774)	(160,989)

Capital Share Transactions:
Proceeds from sale of shares:
Class 1	308,391	552,547	2,741,257	4,805,482	273,107	2,569,547
Class 2	1,091,260	887,457	—	—	—	—
Value of shares issued in payment of: Dividends — Class 1	—	—	14,307	24,264	106,774	160,989
Gain distributions — Class 1	—	—	—	12	—	—
Total	1,399,651	1,440,004	2,755,564	4,829,758	379,881	2,730,536
Cost of shares redeemed:
Class 1	(3,852,959)	(3,348,021)	(4,961,041)	(8,665,691	(3,070,329)	(5,860,627)
Class 2	(456,269)	(516,029)	—	—	—	—
Total	(4,309,228)	(3,864,050)	(4,961,041)	(8,665,691	(3,070,329)	(5,860,627)
Decrease in Net Assets From Capital Share Transactions	(2,909,577)	(2,424,046)	(2,205,477)	(3,835,933)	(2,690,448)	(3,130,091)
Increase (Decrease) in Net Assets	(1,632,824)	2,114,725	(2,205,477)	(3,835,933)	(1,504,555)	(633,884)

Net Assets:
Beginning of year	16,838,827	14,724,102	4,033,745	7,869,678	12,296,833	12,930,717

End of Year*	$15,206,003	$16,838,827	$1,828,268	$4,033,745	$10,792,278	$12,296,833

__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(5,114)	$(4,906)	—	—	$137,868	$103,128
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Communications and Information Portfolio		Seligman Frontier Portfolio		Seligman Global Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(137,411)	$(532,150)	$(77,445)	$(96,561)	$(10,084)	$12,249
Net realized gain (loss) on investments	11,032,600	(3,022,520)	1,128,923	320,925	253,335	(91,388)
Net realized loss on options written	(1,444)	(2,419)	—	—	—	—
Net realized gain from foreign currency transactions	—	—	—	—	96,599	208,321
Payments received from the Manager (Note 11)	9,056	—	133	—	376	—
Net change in unrealized appreciation/ depreciation of investments	(3,864,957)	27,327,664	(209,072)	2,037,620	137,079	559,647
Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	—	—	(45,135)	(32,111)
Increase in Net Assets From Operations	7,037,844	23,770,575	842,539	2,261,984	432,170	656,718

Distributions to Shareholders:
Net investment income — Class 1	—	—	—	—	(9,641)	—
Decrease in Net Assets From Distributions	—	—	—	—	(9,641)	—

Capital Share Transactions:
Proceeds from sale of shares:
Class 1	3,052,644	3,519,194	402,590	2,046,225	203,529	1,011,244
Class 2	3,453,375	3,083,097	—	—	—	—
Value of shares issued in payment of:
Dividends — Class 1	—	—	—	—	9,641	—
Total	6,506,019	6,602,291	402,590	2,046,225	213,170	1,011,244
Cost of shares redeemed:
Class 1	(13,233,544)	(14,902,762)	(2,077,275)	(3,894,408)	(951,273)	(1,432,321)
Class 2	(3,604,754)	(2,600,381)	—	—	—	—
Total	(16,838,298)	(17,503,143)	(2,077,275)	(3,894,408)	(951,273)	(1,432,321)
Decrease in Net Assets From Capital Share Transactions	(10,332,279)	(10,900,852)	(1,674,685)	(1,848,183)	(738,103)	(421,077)
Increase (Decrease) in Net Assets	(3,294,435)	12,869,723	(832,146)	413,801	(315,574)	235,641

Net Assets:
Beginning of year	74,182,677	61,312,954	7,502,718	7,088,917	2,869,154	2,633,513

End of Year*	$70,888,242	$74,182,677	$6,670,572	$7,502,718	$2,553,580	$2,869,154

__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(4,983)	$(4,529)	$(4,160)	$(3,800)	$(3,972)	$7,559
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Global Smaller Companies Portfolio		Seligman Global Technology Portfolio		Seligman High-Yield Bond Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2004	2004	2003
Operations:
Net investment income (loss)	$(24,749)	$(9,377)	$(124,228)	$(132,157)	$487,864	$618,002
Net realized gain (loss) on investments	721,055	437,205	785,099	(520,525)	56,985	631,402
Net realized gain from foreign currency transactions	74,368	396,450	208,233	366,397	—	—
Payments received from the Manager (Note 11)	3,012	—	977	—	—	—
Net change in unrealized appreciation/ depreciation of investments	345,507	1,240,748	(390,363)	3,839,607	(111,930)	372,723
Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(3,877)	(50,883)	(113,550)	8,563	—	—
Increase in Net Assets From Operations	1,115,316	2,014,143	366,168	3,561,885	432,919	1,622,127

Distributions to Shareholders:
Net investment income — Class 1	—	—	—	—	(639,811)	(910,725)
Decrease in Net Assets From Distributions	—	—	—	—	(639,811)	(910,725)

Capital Share Transactions:
Proceeds from sale of shares:
Class 1	135,878	2,015,563	175,793	111,955	874,658	4,138,732
Class 2	—	—	973,614	9,613,546	—	—
Value of shares issued in payment of:
Dividends — Class 1	—	—	—	—	639,811	910,725
Total	135,878	2,015,563	1,149,407	9,725,501	1,514,469	5,049,457
Cost of shares redeemed:
Class 1	(1,973,055)	(3,357,538)	(2,066,536)	(2,319,689)	(3,497,950)	(6,171,857)
Class 2	—	—	(1,310,258)	(9,409,491)	—	—
Total	(1,973,055)	(3,357,538)	(3,376,794)	(11,729,180)	(3,497,950)	(6,171,857)
Decrease in Net Assets From Capital Share Transactions	(1,837,177)	(1,341,975)	(2,227,387)	(2,003,679)	(1,983,481)	(1,122,400)
Increase (Decrease) in Net Assets	(721,861)	672,168	(1,861,219)	1,558,206	(2,190,373)	(410,998)

Net Assets:
Beginning of year	6,587,225	5,915,057	12,517,289	10,959,083	7,720,406	8,131,404

End of Year*	$5,865,364	$6,587,225	$10,656,070	$12,517,289	$5,530,033	$7,720,406

__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(19,348)	$14,840	$(3,396)	$(3,402)	$494,011	$613,507
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Income and Growth Portfolio		Seligman International Growth Portfolio		Seligman Investment Grade Fixed Income Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$44,951	$52,640	$(14,403)	$20,911	$144,570	$267,065
Net realized gain on investments	185,603	80,038	318,101	7,968	11,350	437,101
Net realized gain from foreign currency transactions	—	—	156,268	385,990	—	—
Payments received from the Manager (Note 11)	160	—	—	—	—	—
Net change in unrealized appreciation/ depreciation of investments	(25,985)	335,955	314,099	532,044	(38,156)	(263,962)
Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	(3,385)	(48,891)	—	—
Increase in Net Assets From Operations	204,729	468,633	770,680	898,022	117,764	440,204

Distributions to Shareholders:
Net investment income — Class 1	(52,905)	(73,431)	(12,876)	—	(293,991)	(311,958)
Net realized short-term gain on investment — Class 1	—	—	—	—	(169,248)	—
Net realized long-term gain on investment — Class 1	—	—	—	—	(134,813)	—
Decrease in Net Assets From Distributions	(52,905)	(73,431)	(12,876)	—	(598,052)	(311,958)

Capital Share Transactions:
Proceeds from sale of shares:
Class 1	345,054	881,516	442,720	1,681,676	1,028,058	2,719,078
Value of shares issued in payment of:
Dividends — Class 1	52,905	73,431	12,876	—	293,991	311,958
Gain distributions — Class 1	—	—	—	—	304,061	—
Total	397,959	954,947	455,596	1,681,676	1,626,110	3,031,036
Cost of shares redeemed:
Class 1	(817,090)	(1,766,315)	(954,496)	(2,404,051)	(3,610,225)	(6,200,744)
Decrease in Net Assets From Capital Share Transactions	(419,131)	(811,368)	(498,900)	(722,375)	(1,984,115)	(3,169,708)
Increase (Decrease) in Net Assets	(267,307)	(416,166)	258,904	175,647	(2,464,403)	(3,041,462)
Net Assets:
Beginning of year	2,870,561	3,286,727	3,490,265	3,314,618	6,025,375	9,066,837

End of Year*	$2,603,254	$2,870,561	$3,749,169	$3,490,265	$3,560,972	$6,025,375

__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$41,052	$48,080	$(5,161)	$12,141	$161,698	$289,730
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Statements of Changes in Net Assets

	Seligman Large-Cap Growth Portfolio		Seligman Large-Cap Value Portfolio		Seligman Smaller-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(5,871)	$(4,743)	$47,855	$61,704	$1,284,684	$(698,182)
Net realized gain (loss) on investments	39,569	(31,852)	340,466	(709,138)	23,976,151	1,055,638
Payments received from the Manager (Note 11)	—	—	744	—	4,005	—
Net change in unrealized appreciation/ depreciation of investmenrts	87,658	597,045	409,496	1,985,907	20,595,248	67,969,249
Increase in Net Assets From Operations	121,356	560,450	798,561	1,338,473	45,860,088	68,326,705

Distributions to Shareholders:
Net investment income — Class 1	—	—	(61,944)	(71,842)	—	—
Net realized long-term gain
on investments:
Class 1	—	—	—	—	(433,559)	(1,339,959)
Class 2	—	—	—	—	(54,692)	(115,920)
Decrease in Net Assets From Distributions	—	—	(61,944)	(71,842)	(488,251)	(1,455,879)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	221,476	1,432,727	445,045	2,614,729	92,028,338	89,394,163
Class 2	—	—	—	—	16,417,372	11,012,914
Value of shares issued in payment of:
Dividends — Class 1	—	—	61,944	71,842	—	—
Gain distributions:
Class 1	—	—	—	—	433,559	1,339,959
Class 2	—	—	—	—	54,692	115,920
Total	221,476	1,432,727	506,989	2,686,571	108,933,961	101,862,956
Cost of shares redeemed:
Class 1	(605,115)	(1,406,782)	(1,357,550)	(3,189,991)	(79,099,629)	(41,802,992)
Class 2	—	—	—	—	(6,716,920)	(4,752,318)
Total	(605,115)	(1,406,782)	(1,357,550)	(3,189,991)	(85,816,549)	(46,555,310)
Increase (Decrease) in Net Assets From Capital Share Transactions	(383,639)	25,945	(850,561)	(503,420)	23,117,412	55,307,646
Increase (Decrease) in Net Assets	(262,283)	586,395	(113,944)	763,211	68,489,249	122,178,472

Net Assets:
Beginning of year	2,524,653	1,938,258	5,455,668	4,692,457	234,502,958	112,324,486

End of Year*	$2,262,370	$2,524,653	$5,341,724	$5,455,668	$302,992,207	$234,502,958

__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(2,022)	$(1,790)	$45,978	$59,323	$1,286,593	$(2,641)
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Notes to Financial Statements

1.
Organization — Seligman Portfolios, Inc. (the “Fund”) is an open-end diversified management investment company consisting of 15 separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Frontier Portfolio (“Frontier Portfolio”), Seligman Global Growth Portfolio (“Global Growth Portfolio”), Seligman Global Smaller Companies Portfolio (“Global Smaller Companies Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman High-Yield Bond Portfolio (“High-Yield Bond Portfolio”), Seligman Income and Growth Portfolio (“Income and Growth Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Growth Portfolio (“Large-Cap Growth Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Smaller-Cap Value Portfolio, formerly Seligman Small-Cap Value Portfolio (“Smaller-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. Class 2 shares of the Communications and Information Portfolio are also offered to qualified pension or retirement plans.

2.
Multiple Classes of Shares — The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.
Significant Accounting Policies — The financial statements have been prepared in conformity with United States (“US”) generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, certain Portfolios may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE, and therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors (the “Board”) of the Fund has authorized the use of a third-party service on a regular basis to recommend adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts and extreme market volatility in the US markets.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Investments held by the Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Cash Management Portfolio’s liability for deferred directors’ fees are valued at net asset values.

b.
Foreign Securities — The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Growth Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio, and International Growth Portfolio (together, the “Seligman International Portfolios”), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will primarily be traded in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depositary Receipts (“ADR”), American Depositary Shares (“ADS”), European Depositary Receipts (“EDR”), Fiduciary Depositary Receipts (“FDR”), Global Depositary Receipts (“GDR”), and Global Depositary Shares (“GDS”).  ADR and ADS are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADR and ADS are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDR, FDR, GDR, and GDS are receipts similar to ADR and ADS and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

Seligman Portfolios, Inc.

Notes to Financial Statements

(i)(ii)
market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, to be distributed to shareholders of the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

The Seligman International Portfolios separate that portion of the results of operations resulting from changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, these Portfolios separate the effect of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.
Forward Currency Contracts — The Seligman International Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

d.
Options — Each Portfolio is authorized to write and purchase put and call options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

e.
Taxes — The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends and interest, and for certain countries, taxes on the sale of foreign securities have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

f.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Portfolio is informed of the dividend.

g.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, 12b-1 fees were the only class-specific expenses.

h.
Repurchase Agreements — The Portfolios may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities purchased subject to repurchase agreements are deposited with the Portfolios’ custodians and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the

Seligman Portfolios, Inc.

Notes to Financial Statements

repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

4.	Purchases and Sales of Securities — Purchase and sales of portfolio securities, excluding options, US Government obligations and short-term investments, for the year ended December 31, 2004, were as follows:

Portfolio	Purchases	Sales
Capital	$33,508,406	$ 36,127,724
Common Stock	4,741,447	7,229,960
Communications and Information	85,969,799	100,187,032
Frontier	5,847,745	7,502,360
Global Growth	6,467,307	7,169,440
Global Smaller Companies	5,045,846	6,856,332
Global Technology	15,371,940	17,544,176
High-Yield Bond	5,444,909	7,467,012
Income and Growth	1,925,524	2,321,301
International Growth	7,454,744	7,866,729
Investment Grade	3,071,512	4,672,432
Large-Cap Growth	2,254,985	2,521,138
Large-Cap Value	808,357	1,562,174
Smaller-Cap Value	139,921,481	128,232,934

For the year ended December 31, 2004, purchases and sales of US Government obligations were $1,286,461 and $1,276,998, respectively, for the Income and Growth Portfolio, and $4,720,204 and $4,199,561, respectively, for the Investment Grade Portfolio.

Transactions in options written during the year ended December 31, 2004, were as follows:

	Call Options
	Contracts	Premiums
Communications and Information Portfolio:
Options outstanding, December 31, 2003	—	—
Options written	35	$11,270
Options terminated in closing purchase transactions	(35)	(11,270)
Options outstanding, December 31, 2004	—	$ —

5.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock, Income and Growth, and Investment Grade Portfolios’ average daily net assets; equal to 0.75%, on an annual basis, of each of Communications and Information and Frontier Portfolios’ average daily net assets; and equal to 0.50%, on an annual basis, of High-Yield Bond Portfolio’s average daily net assets. The Manager’s fee for the Global Technology Portfolio is equal to 1.00% per annum of the first $2 billion of average daily net assets, 0.95% per annum of the next $2 billion of average daily net assets, and 0.90% per annum in excess of $4 billion of average daily net assets. The Manager’s fee for the Large-Cap Growth Portfolio is equal to 0.70% per annum of the first $1 billion of average daily net assets, 0.65% per annum of the next $1 billion, and 0.60% per annum in excess of $2 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Smaller-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio.

Effective September 15, 2003, in connection with the engagement of a new subadviser, the Manager began advising Global Growth Portfolio, Global Smaller Companies Portfolio and International Growth Portfolio (the “Subadvised Portfolios”) under an interim management agreement. Under the interim management agreement, the annual management fee rate with respect to the Global Growth Portfolio and the International Growth Portfolio was changed to equal 1.00% on the first $50 million of the Portfolio’s average daily net assets, 0.95% on the next $1 billion of the Portfolio’s average daily net assets, and 0.90% of the Portfolio’s average daily net assets in excess of $1.05 billion. Also, under the interim management agreement, effective September 15, 2003, the annual management fee rate with respect to Global Smaller Companies Portfolio was changed to equal 1.00% of the first $100 million of that Portfolio’s average daily net assets, and 0.90% of the Portfolio’s average daily net assets in excess of $100 million. At a special meeting on December 4, 2003, shareholders of the Subadvised Portfolios approved a new management agreement that is substantially similar in all material respects to the interim management agreement. Such new management agreement became effective on December 5, 2003, and the interim management agreement terminated in accordance with its terms.

The Manager has agreed to reimburse expenses, other than management and 12b-1 fees, that exceed a certain rate per annum of the average daily net assets of the following Portfolios:

Portfolio	Rate
Cash Management	0.30%
Global Growth	0.75
Global Smaller Companies	1.00
Global Technology	0.90
Income and Growth	0.75
International Growth	1.00
Investment Grade	0.45

Seligman Portfolios, Inc.
Notes to Financial Statements

The amounts of these reimbursements, where applicable, for the year ended December 31, 2004, are disclosed in the Statements of Operations, and such amounts receivable from the Manager at December 31, 2004 are disclosed in the Statements of Assets and Liabilities.

Effective September 15, 2003, under an interim subadvisory agreement, Wellington Management Company, LLP (the “Subadviser”), became Subadviser to the Subadvised Portfolios and is responsible for furnishing investment advice, research and assistance with respect to the Subadvised Portfolios. Under the interim subadvisory agreement, the Manager paid the Subadviser a subadvisory fee for each of the Subadvised Portfolios determined as follows: for Global Growth Portfolio and International Growth Portfolio, the Subadviser received 0.45% on the first $50 million of each Portfolio’s average daily net assets and 0.40% of each Portfolio’s average daily net assets in excess of $50 million; for Global Smaller Companies Portfolio, the Subadviser received 0.75% on the first $100 million of the Portfolio’s average daily net assets and 0.65% of the Portfolio’s average daily net assets in excess of $100 million. At a special meeting on December 4, 2003, shareholders of the Subadvised Portfolios approved a new subadvisory agreement that is substantially similar in all material aspects to the interim subadvisory agreement. Such new subadvisory agreement became effective on December 5, 2003, and the interim agreement terminated in accordance with its terms. Effective June 7, 2004, Wellington Management International Ltd., an affiliate of the Subadviser, began providing investment services for a portion of Global Smaller Companies Portfolio.

Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Seligman Advisors, Inc. (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund.

Under a Rule 12b-1 plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company or qualified plan for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the year ended December 31, 2004, fees incurred under the Plan aggregated $12,323, or 0.25% per annum; $29,212, or 0.25% per annum; $3,249 or 0.15% per annum; and $50,082 or 0.19% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Smaller-Cap Value Portfolio, respectively.

Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances at December 31, 2004, are included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature (e.g., net investment losses), they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. The tax character of the distributions paid during the years ended December 31, 2004 and 2003, is the same for financial reporting purposes. For tax purposes, net realized short-term gain is treated as ordinary income. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes for each Portfolio was as follows:

Portfolio	Tax Basis Cost
Capital	$13,713,312
Common Stock	9,649,578
Communications and Information	67,760,605
Frontier	5,337,942
Global Growth	2,089,786
Global Smaller	5,070,959
Global Technology	9,306,889
High-Yield Bond	5,036,901
Income and Growth	2,407,308
International Growth	3,037,628
Investment Grade	3,530,112
Large-Cap Growth	2,160,259
Large-Cap Value	4,370,855
Smaller-Cap Value	228,259,223

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales.

Seligman Portfolios, Inc.
Notes to Financial Statements

At December 31, 2004, the tax basis components of accumulated earnings (losses) were as follows:

	Capital	Common Stock	Communications and Information		Frontier	Global Growth	Global Smaller Companies	Global Technology
Gross unrealized appreciation of portfolio securities	$1,751,564	$1,590,056	$6,157,511	*	$1,507,584	$414,157 *	$1,060,266 *	$1,154,792	*
Gross unrealized depreciation of portfolio securities	(157,106)	(475,032)	(3,859,246)		(156,006)	(13,338)*	(198,648)*	(241,653	)*
Net unrealized appreciation of portfolio securities	1,594,458	1,115,024	2,298,265	*	1,351,578	400,819 *	861,618 *	913,139	*
Net unrealized appreciation on foreign currencies and forward currency contracts	—	—	—		—	302	275	5,790
Undistributed ordinary income	—	143,126	—		—	—	—	—
Capital loss carryforward	(11,574,636)	(3,357,578)	(39,221,761)		(758,598)	(1,659,260)	(707,507)	(13,454,726)
Total accumulated earnings (losses)	$(9,980,178)	$(2,099,428)	$(36,923,496)		$592,980	$(1,258,139)	$154,386	$(12,535,797)

	High-Yield Bond	Income and Growth	International Growth		Investment Grade	Large-Cap Growth	Large-Cap Value	Smaller-Cap Value
Gross unrealized appreciation of portfolio securities	$391,822	$238,642	$713,017	*	$26,274	$271,597	$1,219,706	$88,657,511
Gross unrealized depreciation of portfolio securities	(5,275)	(33,885)	(7,462	)*	(11,159)	(96,701)	(246,571)	(13,013,255)
Net unrealized appreciation of portfolio securities	386,547	204,757	705,555	*	15,115	174,896	973,135	75,644,256
Net unrealized appreciation on foreign currencies and forward currency contracts	—	—	714		—	—	—	—
Undistributed ordinary income	500,144	44,906	—		165,848	—	48,555	1,289,576
Undistributed net realized gain/ (capital loss carryforward)	(13,522,022)	(533,262)	(2,477,035)		(9,586)	(2,804,793)	(1,251,485)	23,646,284
Timing differences (post-October losses)	—	—	—		(875)	(10,601)	—	—
Total accumulated earnings (losses)	$(12,635,331)	$(283,599)	$(1,770,766)		$170,502	$(2,640,498)	$(229,795)	$100,580,116

As shown above, the Investment Grade and Large-Cap Growth Portfolios elected to defer to January 1, 2005, the recognition for tax purposes of net losses realized on sales of investments after October 31, 2004. These post-October losses are available to offset future taxable net gains.
_____________
*	Includes the effect of foreign currency translations.

Seligman Portfolios, Inc.
Notes to Financial Statements

At December 31, 2004, the Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these portfolios until net capital gains have been realized in excess of the available capital loss carryforwards. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Capital	Common Stock	Communications and Information	Frontier	Global Growth	Global Smaller Companies	Global Technology
2009	$4,939,075	—	$14,208,262	—	$814,645	—	$8,404,458
2010	6,635,561	$2,991,017	19,435,297	$622,912	844,615	$707,507	4,941,506
2011	—	366,561	5,578,202	135,686	—	—	108,762
Total	$11,574,636	$3,357,578	$39,221,761	$758,598	$1,659,260	$707,507	$13,454,726

Fiscal Year	High-Yield Bond	Income and Growth	International Growth	Investment Grade	Large-Cap Growth	Large-Cap Value
2007	$997,113	—	—	—	—	—
2008	2,846,366	—	$211,785	—	—	—
2009	5,531,270	—	1,358,382	—	$1,524,768	—
2010	4,147,273	$533,262	906,868	—	1,222,251	$601,648
2011	—	—	—	—	57,774	649,837
2012	—	—	—	$9,586	—	—
Total	$13,522,022	$533,262	$2,477,035	$9,586	$2,804,793	$1,251,485

For the year ended December 31, 2004, certain of the Portfolios utilized previous years’ capital loss carryforwards to offset current year’s net capital gains realized, as follows:

Portfolio	Loss Carryforward Utilized
Capital	$2,342,828
Common Stock	1,298,242
Communications and Information	10,993,593
Frontier	1,123,881
Global Growth	351,575
Global Smaller	798,305
Global Technology	987,320
High-Yield Bond	27,089
Income and Growth	185,768
International Growth	484,693
Large-Cap Growth	57,415
Large-Cap Value	203,463

7.
Committed Line of Credit — All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each participating Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks.

During the year ended December 31, 2004, the Smaller-Cap Value Portfolio periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding during the period) was $9,813,333, with a weighted average interest rate of 1.528%. The maximum borrowing outstanding during the period was $13,500,000.

8.	Outstanding Forward Exchange Currency Contracts — At December 31, 2004, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Global Growth
Bought:
Euros	1,999	2,715	1/3/05	2,707	$(8)

Seligman Portfolios, Inc.

Notes to Financial Statements

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Global Growth (continued)
Sold:
Euros	9,024	12,330	1/4/05	12,216	$114
Hong Kong dollars	31,778	4,086	1/4/05	4,088	(2)
British pounds	10,140	19,516	1/5/05	19,426	90
Euros	2,232	3,173	1/5/05	3,144	29
Swedish krona	20,042	3,030	1/5/05	3,004	26
Total					$249

Global Smaller Companies
Bought:
Euros	44	60	1/5/05	60	—
Sold:
Euros	319	433	1/3/05	432	$1
Hong Kong dollars	8,528	1,096	1/3/05	1,097	(1)
Mexican pesos	7,661	686	1/3/05	687	(1)
Swedish krona	3,319	504	1/3/05	498	6
British pounds	366	701	1/4/05	701	—
Euros	73	99	1/4/05	98	1
Hong Kong dollars	5,679	730	1/4/05	730	—
Hong Kong dollars	5,679	731	1/4/05	731	—
Swedish krona	1,313	199	1/4/05	197	2
British pounds	475	915	1/5/05	911	4
Swedish krona	2,633	398	1/5/05	395	3
British pounds	73	141	1/6/05	140	1
Canadian dollars	7,421	6,181	1/6/05	6,168	13
British pounds	221,000	403,170	6/30/05	419,190	(16,020)
New Zealand dollars	164,000	111,784	10/31/05	114,369	(2,585)
British pounds	184,000	348,441	11/30/05	347,027	1,414
Euros	75,000	100,350	11/30/05	102,192	(1,842)
Euros	70,000	93,611	11/30/05	95,379	(1,768)
Euros	332,000	443,984	11/30/05	452,368	(8,384)
Total					$(29,156)

Global Technology
Bought:
Euros	5,259	7,161	1/3/05	7,120	$ (41)
Euros	14,171	19,314	1/3/05	19,184	(130)
Euros	5,344	7,269	1/4/05	7,234	(35)
Total					$(206)

International Growth
Bought:
Euros	2,251	3,057	1/3/05	3,048	$ (9)
Euros	692	946	1/4/05	937	(9)
Japanese yen	1,182,578	11,484	1/4/05	11,512	28
Japanese yen	1,027,128	9,887	1/5/05	9,998	111
Total					$121

Seligman Portfolios, Inc.
Notes to Financial Statements

9.
Capital Stock Transactions — At December 31, 2004, there were 20,000,000 shares of Capital Stock authorized for each of Global Growth, Global Technology, Large-Cap Growth, Large-Cap Value, and Smaller-Cap Value Portfolios; 80,000,000 shares for each of Capital, Global Smaller Companies, International Growth, Income and Growth and Investment Grade Portfolios; and 100,000,000 shares for each of Cash Management, Common Stock, Communications and Information, Frontier, and High-Yield Bond Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Capital Portfolio				Cash Management Portfolio		Common Stock Portfolio
	Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Sale of shares	26,469	72,801	95,256	94,464	2,741,317	4,805,410	27,017	305,659
Shares issued in payment of dividends	—	—	—	—	14,307	24,264	10,044	17,054
Shares issued in payment of gain distributions	—	—	—	—	—	12	—	—
Total	26,469	72,801	95,256	94,464	2,755,624	4,829,686	37,061	322,713
Shares redeemed	(331,842)	(393,877)	(40,129)	(56,319)	(4,961,041)	(8,665,691)	(305,754)	(715,328)
Increase (decrease) in shares	(305,373)	(321,076)	55,127	38,145	(2,205,417)	(3,836,005)	(268,693)	(392,615)

	Communications and Information Portfolio
	Class 1		Class 2		Frontier Portfolio		Global Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Sale of shares	254,974	373,511	292,045	313,833	28,525	194,784	47,324	300,494
Shares issued in payment of dividends	—	—	—	—	—	—	2,123	—
Total	254,974	373,511	292,045	313,833	28,525	194,784	49,447	300,494
Shares redeemed	(1,127,141)	(1,644,702)	(312,377)	(278,228)	(150,034)	(371,397)	(222,877)	(440,554)
Increase (decrease) in shares	(872,167)	(1,271,191)	(20,332)	35,605	(121,509)	(176,613)	(173,430)	(140,060)

			Global Technology Portfolio
	Global Smaller Companies Portfolio		Class 1		Class 2		High-Yield Bond Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Sale of shares	11,385	243,317	14,711	11,232	83,296	951,868	163,755	777,642
Shares issued in payment of dividends	—	—	—	—	—	—	126,947	172,813
Total	11,385	243,317	14,711	11,232	83,296	951,868	290,702	950,455
Shares redeemed	(169,300)	(403,044)	(174,462)	(234,923)	(111,756)	(927,201)	(649,145)	(1,168,356)
Increase (decrease) in shares	(157,915)	(159,727)	(159,751)	(223,691)	(28,460)	24,667	(358,443)	(217,901)

	Income and Growth Portfolio		International Growth Portfolio		Investment Grade Fixed Income Portfolio		Large-Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Sale of shares	38,428	114,117	45,184	236,672	95,293	247,274	34,988	269,501
Shares issued in payment of dividends	5,859	8,659	1,211	—	31,714	28,832	—	—
Shares issued in payment of gain distributions	—	—	—	—	32,801	—	—	—
Total	44,287	122,776	46,395	236,672	159,808	276,106	34,988	269,501
Shares redeemed	(91,357)	(222,443)	(97,775)	(340,729)	(330,962)	(560,251)	(95,963)	(270,277)
Decrease in shares	(47,070)	(99,667)	(51,380)	(104,057)	(171,154)	(284,145)	(60,975)	(776)

Seligman Portfolios, Inc.
Notes to Financial Statements

			Smaller-Cap Value Portfolio
	Large-Cap Value Portfolio		Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2004	2003
Sale of shares	46,921	347,857	5,300,154	6,743,225	953,060	817,438
Shares issued in payment of dividends	6,020	8,090	—	—	—	—
Shares issued in payment of gain distributions	—	—	23,247	84,969	2,953	7,384
Total	52,941	355,947	5,323,401	6,828,194	956,013	824,822
Shares redeemed	(139,605)	(435,901)	(4,732,076)	(3,126,486)	(399,001)	(374,812)
Increase (decrease) in shares	(86,664)	(79,954)	591,325	3,701,708	557,012	450,010

10.
Indemnification — In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would include future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.
Other Matters  — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect the Seligman Portfolios, Inc., the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including the following amounts paid to certain portfolios of Seligman Portfolios, Inc., which have been reported as Payments received from the Manager in the Statements of Operations:

Portfolio	Amount
Capital	$ 339
Common Stock	1,172
Communications and Information	9,056
Frontier	133
Global Growth	376
Global Smaller Companies	3,012
Global Technology	977
Income and Growth	160
Large-Cap Value	744
Smaller-Cap Value	4,005

12.
Subsequent Event - Redemption of Portfolio Shares  — The Board has authorized the redemption of all outstanding shares of the Frontier Portfolio, Global Growth Portfolio, Global Smaller Companies Portfolio, High-Yield Bond Portfolio, Income and Growth Portfolio and Large-Cap Growth Portfolio (the “Redeeming Portfolios”) and the liquidation of the Redeeming Portfolios in accordance with the Fund’s Articles of Incorporation. A notice regarding such actions will be sent by the sponsoring insurance company to contract owners who beneficially own the Redeeming Portfolios. It is anticipated that the shares of the Redeeming Portfolios will be redeemed on or about May 31, 2005 (the “Redemption Date”). Prior to the Redemption Date, contract holders who have allocated a portion of their investments to a Redeeming Portfolio may allocate that portion of their investments to the other Portfolios that will continue to be offered by the variable annuity program in which they participate. Amounts not allocated to another Portfolio by the Redemption Date will automatically be allocated to the Fund’s Cash Management Portfolio or a similar money-market fund.

Seligman Portfolios, Inc.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Portfolio for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts, and are not annualized for periods of less than one year.

Capital Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.28	$8.29	$12.37	$24.68	$23.90
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.03)	(0.05)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	1.02	3.02	(4.03)	(4.01)	2.06
Total from Investment Operations	0.97	2.99	(4.08)	(4.07)	2.08
Less Distributions:
Dividends from net investment income	—	—	—	(0.02)	—
Distributions from net realized capital gain	—	—	—	(8.22)	(1.30)
Total Distributions	—	—	—	(8.24)	(1.30)
Net Asset Value, End of Year	$12.25	$11.28	$8.29	$12.37	$24.68
Total Return:	8.60%	36.07%	(32.98)%	(15.97)%	8.50%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,821	$12,486	$11,833	$24,349	$37,138
Ratio of expenses to average net assets	0.92%	0.82%	0.80%	0.61%	0.59%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.33)%	(0.47)%	(0.31)%	0.07%
Portfolio turnover rate	213.08%	140.59%	129.07%	215.16%	230.42%
Without expense reimbursement: ø
Ratio of expenses to average net assets		0.96%	0.81%	0.70%
Ratio of net investment loss to average net assets		(0.47)%	(0.48)%	(0.39)%

_____________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Capital Portfolio (continued)

CLASS 2
	Year Ended December 31,				8/30/00* to 12/31/00
Per Share Data:	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.20	$8.25	$12.34	$24.68	$33.31
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.05)	(0.07)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	1.01	3.00	(4.02)	(4.01)	(7.28)
Total from Investment Operations	0.93	2.95	(4.09)	(4.12)	(7.33)
Less Distributions:
Distribution from net realized capital gain	—	—	—	(8.22)	(1.30)
Total Distributions	—	—	—	(8.22)	(1.30)
Net Asset Value, End of Period	$12.13	$11.20	$8.25	$12.34	$24.68
Total Return:	8.30%	35.76%	(33.14)%	(16.18)%	(22.15)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,385	$4,353	$2,891	$3,792	$1,569
Ratio of expenses to average net assets	1.17%	1.07%	1.05%	0.85%	0.84%†
Ratio of net investment loss to average net assets	(0.71)%	(0.58)%	(0.72)%	(0.55)%	(0.66)%†
Portfolio turnover rate	213.08%	140.59%	129.07%	215.16%	230.42%††
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.21%	1.06%	0.94%
Ratio of net investment loss to average net assets		(0.72)%	(0.73)%	(0.63)%

Cash Management Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.006	0.004	0.010	0.038	0.062
Total from Investment Operations	0.006	0.004	0.010	0.038	0.062
Less Distributions:
Dividends from net investment income	(0.006)	(0.004)	(0.010)	(0.038)	(0.062)
Total Distributions	(0.006)	(0.004)	(0.010)	(0.038)	(0.062)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return:	0.62%	0.38%	1.00%	3.88%	6.38%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,828	$4,034	$7,870	$12,211	$12,318
Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.07%	.—
Ratio of net investment income to average net assets	0.56%	0.39%	0.98%	3.82%	6.17%
Without management fee waiver and/or expense reimbursement: ø
Ratio of expenses to average net assets	1.14%	0.83%		0.72%	0.72%
Ratio of net investment income to average net assets	0.12%	0.26%		3.17%	5.45%

_________
*   Commencement of offering of shares.
†   Annualized.
†† For the year ended December 31, 2000.
ø   The Manager, at its discretion, waived management fees and/or reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.
Financial Highlights

Common Stock Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.72	$7.80	$10.84	$14.23	$16.61
Income (Loss) from Investment Operations:
Net investment income	0.13	0.08	0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.10	1.97	(3.02)	(1.85)	(1.86)
Total from Investment Operations	1.23	2.05	(2.94)	(1.77)	(1.74)
Less Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.10)	(0.15)	(0.01)
Distributions from net realized capital gain	—	—	—	(1.47)	(0.63)
Total Distributions	(0.11)	(0.13)	(0.10)	(1.62)	(0.64)
Net Asset Value, End of Year	$10.84	$9.72	$7.80	$10.84	$14.23
Total Return:	12.65%	26.30%	(27.16)%	(12.24)%	(10.53)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,792	$12,297	$12,931	$23,756	$32,738
Ratio of expenses to average net assets	0.69%	0.73%	0.60%	0.59%	0.60%
Ratio of net investment income to average net assets	1.30%	0.92%	0.88%	0.59%	0.71%
Portfolio turnover rate	42.68%	127.26%	131.95%	64.45%	52.01%

_____________
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Communications and Information Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.62	$8.05	$12.59	$14.82	$26.70
Income (Loss) from Investment Operations:
Net investment loss	(0.02)	(0.07)	(0.07)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	1.32	3.64	(4.47)	0.80	(9.45)
Total from Investment Operations	1.30	3.57	(4.54)	0.73	(9.56)
Less Distributions:
Distributions from net realized capital gain	—	—	—	(2.96)	(2.32)
Total Distributions	—	—	—	(2.96)	(2.32)
Net Asset Value, End of Year	$12.92	$11.62	$8.05	$12.59	$14.82
Total Return:	11.19%	44.35%	(36.06)%	5.34%	(36.19)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$58,646	$62,903	$53,769	$113,424	$127,901
Ratio of expenses to average net assets	1.00%	1.01%	0.98%	0.93%	0.87%
Ratio of net investment loss to average net assets	(0.15)%	(0.78)%	(0.76)%	(0.45)%	(0.48)%
Portfolio turnover rate	127.69%	105.53%	91.37%	130.94%	104.41%

CLASS 2
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	5/1/00* to 12/31/00
Net Asset Value, Beginning of Period	$11.51	$7.99	$12.53	$14.80	$30.61
Income (Loss) from Investment Operations:
Net investment loss	(0.05)	(0.10)	(0.10)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	1.30	3.62	(4.44)	0.80	(13.41)
Total from Investment Operations	1.25	3.52	(4.54)	0.69	(13.49)
Less Distributions:
Distribution from net realized capital gain	—	—	—	(2.96)	(2.32)
Total Distributions	—	—	—	(2.96)	(2.32)
Net Asset Value, End of Period	$12.76	$11.51	$7.99	$12.53	$14.80
Total Return:	10.86%	44.06%	(36.23)%	5.08%	(44.40)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$12,243	$11,280	$7,544	$16,537	$7,822
Ratio of expenses to average net assets	1.25%	1.26%	1.23%	1.18%	1.12%†
Ratio of net investment loss to average net assets	(0.40)%	(1.03)%	(1.01)%	(0.70)%	(0.61)%†
Portfolio turnover rate	127.69%	105.53%	91.37%	130.94%	104.41%††

_________
*   Commencement of offering of shares.
†   Annualized.
†† For the year ended December 31, 2000.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Frontier Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$13.43	$9.64	$13.12	$15.26	$18.13
Income (Loss) from Investment Operations:
Net investment loss	(0.16)	(0.15)	(0.11)	(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments	1.99	3.94	(3.37)	(1.12)	(2.74)
Total from Investment Operations	1.83	3.79	(3.48)	(1.17)	(2.87)
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.97)	—
Total Distributions	—	—	—	(0.97)	—
Net Asset Value, End of Year	$15.26	$13.43	$9.64	$13.12	$15.26
Total Return:	13.63%	39.32%	(26.52)%	(7.35)%	(15.83)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,671	$7,503	$7,089	$13,174	$17,011
Ratio of expenses to average net assets	1.47%	1.68%	1.23%	1.01%	0.95%
Ratio of net investment loss to average net assets	(1.13)%	(1.39)%	(0.93)%	(0.38)%	(0.73)%
Portfolio turnover rate	86.00%	107.33%	83.83%	125.78%	150.67%
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.71%		1.24%	1.18%
Ratio of net investment loss to average net assets		(1.42)%		(0.61)%	(0.96)%

_________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Global Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$3.97	$3.05	$4.02	$15.11	$18.22
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	0.02	—	0.02	(0.13)
Net realized and unrealized gain (loss) on investments	0.63	0.67	(1.19)	(2.99)	(2.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	0.23	0.22	(0.20)	(0.46)
Total from Investment Operations	0.69	0.92	(0.97)	(3.17)	(2.87)
Less Distributions:
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from net realized capital gain	—	—	—	(7.92)	(0.24)
Total Distributions	(0.02)	—	—	(7.92)	(0.24)
Net Asset Value, End of Year	$4.64	$3.97	$3.05	$4.02	$15.11
Total Return:	17.31%	30.16%	(24.13)%	(19.93)%	(15.78)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,554	$2,869	$2,634	$4,659	$8,348
Ratio of expenses to average net assets	1.75%	1.54%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.37)%	0.49%	0.13%	0.13%	(0.67)%
Portfolio turnover rate	245.11%	255.31%	145.90%	161.49%	125.84%
Without expense reimbursement: ø
Ratio of expenses to average net assets	4.76%	3.83%	2.08%	1.74%	1.71%
Ratio of net investment loss to average net assets	(3.38)%	(1.80)%	(0.55)%	(0.20)%	(0.98)%

_________
ø	The Manager, at its discretion, reimbursed expenses for the periods presented. See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Global Smaller Companies Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.99	$7.79	$10.33	$14.40	$17.48
Income (Loss) from Investment Operations:
Net investment loss	(0.05)	(0.01)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss)
on investments	2.22	2.69	(3.00)	(1.40)	(1.91)
Net realized and unrealized gain (loss) on foreign currency transactions	0.13	0.52	0.52	(0.79)	(0.56)
Total from Investment Operations	2.30	3.20	(2.54)	(2.25)	(2.56)
Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.82)	(0.52)
Total Distributions	—	—	—	(1.82)	(0.52)
Net Asset Value, End of Year	$13.29	$10.99	$7.79	$10.33	$14.40
Total Return:	20.93%	41.08%	(24.59)%	(15.25)%	(14.63)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,865	$6,587	$5,915	$10,017	$14,310
Ratio of expenses to average net assets	2.00%	1.66%	1.40%	1.40%	1.39%
Ratio of net investment loss to average net assets	(0.41)%	(0.16)%	(0.61)%	(0.49)%	(0.46)%
Portfolio turnover rate	83.71%	271.45%	93.43%	100.83%	84.86%
Without expense reimbursement: ø
Ratio of expenses to average net assets	5.36%	4.08%	2.15%	1.96%
Ratio of net investment loss to average net assets	(3.77)%	(2.58)%	(1.36)%	(1.05)%

_________
ø	The Manager, at its discretion, reimbursed expenses for certain periods presented. See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Global Technology Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.06	$8.86	$12.96	$20.14	$27.42
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.11)	(0.11)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	0.51	2.98	(4.32)	(4.06)	(6.34)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	0.33	0.33	(0.25)	(0.01)
Total from Investment Operations	0.48	3.20	(4.10)	(4.45)	(6.48)
Less Distributions:
Distributions from net realized capital gain	—	—	—	(2.73)	(0.80)
Total Distributions	—	—	—	(2.73)	(0.80)
Net Asset Value, End of Year	$12.54	$12.06	$8.86	$12.96	$20.14
Total Return:	3.98%	36.12%	(31.64)%	(22.05)%	(23.75)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,446	$10,047	$9,361	$18,533	$25,370
Ratio of expenses to average net assets	1.90%	1.61%	1.40%	1.40%	1.30%
Ratio of net investment loss to average net assets	(1.10)%	(1.14)%	(1.06)%	(0.87)%	(0.46)%
Portfolio turnover rate	146.96%	188.00%	144.18%	160.75%	142.42%
Without expense reimbursement: ø
Ratio of expenses to average net assets	2.39%	2.39%	1.80%	1.61%
Ratio of net investment loss to average net assets	(1.59)%	(1.92)%	(1.46)%	(1.08)%

CLASS 2:
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	5/1/00* to 12/31/00
Net Asset Value, Beginning of Period	$12.00	$8.82	$12.93	$20.14	$30.96
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.13)	(0.13)	(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments	0.51	2.98	(4.31)	(4.06)	(10.01)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	0.33	0.33	(0.25)	0.11
Total from Investment Operations	0.46	3.18	(4.11)	(4.48)	(10.02)
Less Distributions:
Distributions from net realized capital gain	—	—	—	(2.73)	(0.80)
Total Distributions	—	—	—	(2.73)	(0.80)
Net Asset Value, End of Period	$12.46	$12.00	$8.82	$12.93	$20.14
Total Return:	3.83%	36.05%	(31.79)%	(22.20)%	(25.99)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,210	$2,470	$1,598	$3,219	$3,400
Ratio of expenses to average net assets	2.05%	1.76%	1.55%	1.54%	1.55%†
Ratio of net investment loss to average net assets	(1.25)%	(1.29)%	(1.21)%	(1.02)%	(0.84)%†
Portfolio turnover rate	146.96%	188.00%	144.18%	160.75%	142.42%††
Without expense reimbursement: ø
Ratio of expenses to average net assets	2.54%	2.54%	1.95%	1.75%
Ratio of net investment loss to average net assets	(1.74)%	(2.07)%	(1.61)%	(1.23)%

_________
*     Commencement of offering of shares.
†     Annualized.
ø    The Manager, at its discretion, reimbursed expenses for certain periods presented.
††  For the year ended December 31, 2000.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

High-Yield Bond Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$5.32	$4.87	$6.10	$8.73	$9.59
Income (Loss) from Investment Operations:
Net investment income	0.41	0.44	0.52	0.85	1.03
Net realized and unrealized gain (loss) on investments	(0.01)	0.72	(0.74)	(2.14)	(1.89)
Total from Investment Operations	0.40	1.16	(0.22)	(1.29)	(0.86)
Less Distributions:
Dividends from net investment income	(0.65)	(0.71)	(1.01)	(1.34)	0.00*
Total Distributions	(0.65)	(0.71)	(1.01)	(1.34)	—
Net Asset Value, End of Year	$5.07	$5.32	$4.87	$6.10	$8.73
Total Return:	7.61%	23.92%	(3.67)%	(14.70)%	(8.93)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,530	$7,720	$8,131	$12,510	$15,080
Ratio of expenses to average net assets	1.14%	1.03%	0.91%	0.70%	0.70%
Ratio of net investment income to average net assets	7.55%	8.10%	8.82%	10.50%	11.02%
Portfolio turnover rate	88.18%	183.09%	170.29%	71.22%	29.57%
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.15%		0.78%	0.78%
Ratio of net investment income to average net assets		7.99%		10.42%	10.94%

Income and Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.65	$7.62	$9.04	$9.65	$9.91
Income (Loss) from Investment Operations:
Net investment income	0.15	0.14	0.16	0.31	0.30
Net realized and unrealized gain (loss) on investments	0.53	1.11	(1.21)	(0.46)	(0.52)
Total from Investment Operations	0.68	1.25	(1.05)	(0.15)	(0.22)
Less Distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.37)	(0.46)	(0.01)
Distributions from net realized capital gain	—	—	—	—	(0.03)
Total Distributions	(0.19)	(0.22)	(0.37)	(0.46)	(0.04)
Net Asset Value, End of Year	$9.14	$8.65	$7.62	$9.04	$9.65
Total Return:	7.88%	16.50%	(11.58)%	(1.49)%	(2.20)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,603	$2,871	$3,287	$4,459	$5,640
Ratio of expenses to average net assets	1.15%	1.02%	0.95%	0.64%	0.60%
Ratio of net investment income to average net assets	1.66%	1.70%	1.95%	3.34%	3.07%
Portfolio turnover rate	122.68%	288.57%	222.78%	88.69%	61.14%
Without expense reimbursement: ø
Ratio of expenses to average net assets	1.58%	1.98%	1.31%	1.02%	0.83%
Ratio of net investment income to average net assets	1.23%	0.74%	1.59%	2.96%	2.84%

_____________
*   During 2000, a dividend of $0.004 per share was paid.
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

International Growth Portfolio

CLASS 1
	Year Ended December 31
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.97	$6.72	$8.05	$10.65	$16.63
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	0.05	0.04	0.03	(0.08)
Net realized and unrealized gain (loss) on investments	1.79	1.41	(2.13)	(2.43)	(4.45)
Net realized and unrealized gain (loss) on foreign currency transactions	0.42	0.79	0.76	(0.20)	(0.88)
Total from Investment Operations	2.17	2.25	(1.33)	(2.60)	(5.41)
Less Distributions:
Dividends from net investment income	(0.04)	—	—	—	(0.14)
Distributions from net realized capital gain	—	—	—	—	(0.43)
Total Distributions	(0.04)	—	—	—	(0.57)
Net Asset Value, End of Year	$11.10	$8.97	$6.72	$8.05	$10.65
Total Return:	24.19%	33.48%	(16.52)%	(24.41)%	(32.47)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,749	$3,490	$3,315	$4,793	$7,150
Ratio of expenses to average net assets	2.00%	1.64%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.40)%	0.67%	0.49%	0.34%	(0.57)%
Portfolio turnover rate	213.83%	285.08%	183.86%	199.09%	275.32%
Without expense reimbursement: ø
Ratio of expenses to average net assets	4.08%	3.45%	1.96%	1.80%	2.03%
Ratio of net investment loss to average net assets	(2.48)%	(1.14)%	(0.07)%	(0.06)%	(1.20)%

_____________
øThe Manager, at its discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Investment Grade Fixed Income Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.85	$10.80	$10.25	$10.22	$9.27
Income (Loss) from Investment Operations:
Net investment income	0.34	0.34	0.42	0.57	0.60
Net realized and unrealized gain (loss) on investments	(0.07)	0.17	0.58	(0.01)	0.35
Total from Investment Operations	0.27	0.51	1.00	0.56	0.95
Less Distributions:
Dividends from net investment income	(0.91)	(0.46)	(0.45)	(0.53)	—
Distributions from net realized capital gain	(0.94)	—	—	—	—
Total Distributions	(1.85)	(0.46)	(0.45)	(0.53)	—
Net Asset Value, End of Year	$9.27	$10.85	$10.80	$10.25	$10.22
Total Return:	2.41%	4.72%	9.83%	5.52%	10.25%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,561	$6,025	$9,067	$7,103	$6,483
Ratio of expenses to average net assets	0.85%	0.85%	0.82%	0.63%	0.60%
Ratio of net investment income to average net assets	3.13%	3.08%	3.94%	5.35%	6.23%
Portfolio turnover rate	184.46%	445.98%	291.98%	146.08%	63.07%
Without expense reimbursement: ø
Ratio of expenses to average net assets	1.11%	0.91%		0.76%	0.84%
Ratio of net investment income to average net assets	2.87%	3.02%		5.22%	5.99%

_____________
øThe Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Large-Cap Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.30	$4.83	$7.47	$10.21	$12.16
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	(0.01)	(0.02)	—	0.01
Net realized and unrealized gain (loss) on investments	0.38	1.48	(2.62)	(1.89)	(1.96)
Total from Investment Operations	0.36	1.47	(2.64)	(1.89)	(1.95)
Less Distributions:
Dividends from net investment income	—	—	—	(0.01)	—
Distribution from net realized capital gain	—	—	—	(0.84)	—
Total Distributions	—	—	—	(0.85)	—
Net Asset Value, End of Year	$6.66	$6.30	$4.83	$7.47	$10.21
Total Return:	5.71%	30.43%	(35.34)%	(18.37)%	(16.04)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,262	$2,525	$1,938	$3,930	$5,255
Ratio of expenses to average net assets	1.71%	1.29%	1.15%	0.74%	0.70%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.23)%	(0.38)%	(0.04)%	0.08%
Portfolio turnover rate	97.40%	66.98%	81.67%	166.24%	179.44%
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.73%	1.46%	1.13%	1.18%
Ratio of net investment loss to average net assets		(0.67)%	(0.69)%	(0.42)%	(0.40)%

_____________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Large-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.27	$7.02	$10.46	$11.59	$9.28
Income (Loss) from Investment Operations:
Net investment income	0.09	0.11	0.10	0.09	0.14
Net realized and unrealized gain (loss) on investments	1.41	2.27	(3.43)	(1.06)	2.25
Total from Investment Operations	1.50	2.38	(3.33)	(0.97)	2.39
Less Distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.11)	(0.11)	0.00 *
Distributions from net realized capital gain	—	—	—	(0.05)	(0.08)
Total Distributions	(0.12)	(0.13)	(0.11)	(0.16)	(0.08)
Net Asset Value, End of Period	$10.65	$9.27	$7.02	$10.46	$11.59
Total Return:	16.25%	33.91%	(31.90)%	(8.28)%	25.84%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,342	$5,456	$4,692	$7,708	$6,057
Ratio of expenses to average net assets	1.26%	1.18%	1.16%	0.83%	0.80%
Ratio of net investment income to average net assets	0.89%	1.34%	1.12%	1.13%	1.51%
Portfolio turnover rate	15.09%	16.60%	21.83%	28.17%	42.29%
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.29%		1.10%	1.22%
Ratio of net investment income to average net assets		1.23%		0.86%	1.09%

_____________
*  During 2000, a dividend of $0.002 per share was paid.
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Financial Highlights

Smaller-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$16.20	$10.87	$13.04	$10.58	$8.08
Income (Loss) from Investment Operations:
Net investment income (loss)	0.08	(0.05)	(0.06)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	3.15	5.48	(1.94)	2.52	2.66
Total from Investment Operations	3.23	5.43	(2.00)	2.49	2.65
Less Distributions:
Distributions from net realized capital gain	(0.03)	(0.10)	(0.17)	(0.03)	(0.15)
Total Distributions	(0.03)	(0.10)	(0.17)	(0.03)	(0.15)
Net Asset Value, End of Year	$19.40	$16.20	$10.87	$13.04	$10.58
Total Return:	19.95%	49.94%	(15.37)%	23.52%	33.00%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$268,410	$214,525	$103,770	$100,090	$16,495
Ratio of expenses to average net assets	1.14%	1.16%	1.18%	1.19%	1.00%
Ratio of net investment income (loss) to average net assets	0.47%	(0.42)%	(0.51)%	(0.29)%	(0.22)%
Portfolio turnover rate	45.24%	18.31%	56.74%	29.99%	42.27%
Without expense reimbursement: ø
Ratio of expenses to average net assets				1.22%	1.45%
Ratio of net investment loss to average net assets				(0.32)%	(0.67)%

CLASS 2
	Year Ended December 31,
Per Share Data:	2004	2003	2002	5/1/01* to 12/31/01
Net Asset Value, Beginning of Period	$16.13	$10.85	$13.04	$10.78
Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	(0.08)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	3.11	5.46	(1.94)	2.32
Total from Investment Operations	3.16	5.38	(2.02)	2.29
Less Distributions:
Distributions from net realized capital gain	(0.03)	(0.10)	(0.17)	(0.03)
Total Distributions	(0.03)	(0.10)	(0.17)	(0.03)
Net Asset Value, End of Period	$19.26	$16.13	$10.85	$13.04
Total Return:	19.60%	49.57%	(15.52)%	21.23%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$34,582	$19,978	$8,554	$5,178
Ratio of expenses to average net assets	1.33%	1.35%	1.37%	1.39	%†
Ratio of net investment income (loss) to average net assets	0.28%	(0.61)%	(0.70)%	(0.46	)%†
Portfolio turnover rate	45.24%	18.31%	56.74%	29.99	%††
Without expense reimbursement: ø
Ratio of expenses to average net assets				1.41	%†
Ratio of net investment loss to average net assets				(0.48	)%†

_____________
*    Commencement of offering of shares.
†   Annualized.
†† For the year ended December 31, 2001.
ø   The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

Seligman Portfolios, Inc.

Report of Ernst & Young LLP, Independent
Registered Public Accounting Firm

The Directors and Shareholders,
Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising respectively, the Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income and Growth Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Smaller-Cap Value Portfolio (formerly, Seligman Small-Cap Value Portfolio), and collectively referred to as the “Fund”) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2005

Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert B. Catell (67)[2,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (71)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

John E. Merow (75)[1,3] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI), and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

_____________
See footnotes on page 99.

Seligman Portfolios, Inc.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (72)[2,3] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds† and Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

Interested Directors and Principal Officers

Name, (Age), Positions held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director, ICI Mutual Insurance Company.

Michael J. Alpert (37) • Vice President and Co-Portfolio Manager: From Jan. 2005
Co-Portfolio Manager of Frontier Portfolio; Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Frontier Fund, Inc. Formerly, Investment Associate, J. & W. Seligman & Co. Incorporated.

John B. Cunningham (40) • Vice President and Co-Portfolio Manager: From Sept. 2004
Co-Portfolio Manager of Common Stock Portfolio and Income and Growth Portfolio; Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Tri-Continental Corporation, Seligman Common Stock Fund, Inc., and Seligman Income and Growth Fund, Inc. Formerly, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, Director and Portfolio Manager, SBAM.

Neil T. Eigen (61) • Vice President and Co-Portfolio Manager: 1998 to Date
Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Value Fund Series, Inc. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

_____________
See footnotes on page 99.

Seligman Portfolios, Inc.
Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Christopher J. Mahony (41) • Vice President and Portfolio Manager: 2002 to Date
Portfolio Manager of Cash Management Portfolio and Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of Income and Growth Portfolio; Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

Michael F. McGarry (41) • Vice President and Co-Portfolio Manager: From Jan. 2005
Co-Portfolio Manager of Common Stock Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Tri-Continental Corporation and Seligman Common Stock Fund, Inc. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated.

Richard M. Parower (38) • Vice President and Portfolio Manager: 2002 to Date
Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

Kendall C. Peterson (48) • Vice President and Portfolio Manager: 2001 to Date
Portfolio Manager of High-Yield Bond Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman High Income Fund Series and Portfolio Manager of its High-Yield Bond Series. Formerly, Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. since 1999. From 1985 through 1999, served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

Richard S. Rosen (46) • Vice President and Co-Portfolio Manager: 1998 to Date
Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Value Series, Inc. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

Frederick J. Ruvkun (47) • Vice President and Co-Portfolio Manager: 2002 to Date
Co-Portfolio Manager of Frontier Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Frontier Fund, Inc. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund; Co-Portfolio Manager of Seligman Portfolios’ Global Smaller Companies Portfolio, and Portfolio Manager at Bessemer Trust.

Marion S. Schultheis (58) • Vice President and Portfolio Manager: 1998 to Date
Portfolio Manager of Capital Portfolio and Large-Cap Growth Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated since May 1998; Vice President and Portfolio Manager of Seligman Capital Fund, Inc., and Seligman Growth Fund, Inc. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund and Co-Portfolio Manager of Seligman Portfolios’ Global Growth Portfolio; and Managing Director at Chancellor LGT from October 1997 until May 1998, and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

Paul H. Wick (41) • Vice President and Portfolio Manager: 1994 to Date
Portfolio Manager of Communications and Information Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated since November 1997 and January 1995, respectively; Vice President and Portfolio Manager, Seligman Communications and Information Fund, Inc. He joined J. & W. Seligman & Co. Incorporated in 1987 as an Associate, Investment Research.

_____________
See footnotes on page 99.

Seligman Portfolios, Inc.
Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date
Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated, Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40) • Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated, Secretary of each of the investment companies of the Seligman Group of Funds†, and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation Department, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.
_____________

ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

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Seligman Advisors, Inc. an affiliate of J. & W. SELIGMAN & CO. INCORPORATED Established 1864 100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Selilgman Portfolios, Inc., which contains information about the management fees and other costs.  Please read the prospectus carefully before investing or sending money.

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$198,000	$188,000
Audit-Related Fees	62,000	56,000
Tax Fees	31,800	31,800
All Other Fees	--	--

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for (i) limited review of the registrant’s semi-annual financial statements; and (ii) review of quarterly compliance procedures regarding diversification requirements of the registrant. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)(1)	The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

    (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $93,800 and $97,800, respectively.

(h)	All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PORTFOLIOS, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2005

SELIGMAN PORTFOLIOS, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.